                                                      Registration No. 333-23311
                                                                       811-07465


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 4
                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                         Post-Effective Amendment No. 14

                  THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                  ---------------------------------------------
                           (Exact name of Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                         -------------------------------
                               (Name of Depositor)

                  ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183
                  ---------------------------------------------
              (Address of Depositor's Principal Executive Offices)

        Depositor's Telephone Number, including area code: (860) 277-0111

                                ERNEST J. WRIGHT
                                    Secretary
                         The Travelers Insurance Company
                                One Tower Square
                           Hartford, Connecticut 06183
                           ---------------------------
                     (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering:


It is proposed that this filing will become effective (check appropriate box):

       immediately upon filing pursuant to paragraph (b) of Rule 485.
------
  X    on May 1, 2001 pursuant to paragraph (b) of Rule 485.
------
       60 days after filing pursuant to paragraph (a)(1) of Rule 485.
------
           on             pursuant to paragraph (a)(1) of Rule 485.
              -----------

If appropriate, check the following box:

       this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
------

                      TRAVELERS ACCESS ANNUITY PROSPECTUS:
                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES

This prospectus describes TRAVELERS ACCESS ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by The Travelers Insurance Company or The Travelers Life and Annuity Company, depending on the state in which you purchased your Contract. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("qualified Contracts") as well as those that do not qualify for such treatment ("nonqualified Contracts"). We may issue it as an individual Contract or as a group Contract. When we issue a group Contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to Contracts and certificates as "Contracts."

You can choose to have your premium ("purchase payments") accumulate on a variable and/or fixed basis in one of our funding options. Your contract value before the maturity date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the variable funding options you select. You bear the investment risk of investing in the variable funding options. The variable funding options are:

  Capital Appreciation Fund                                   TRAVELERS SERIES FUND INC.
  Money Market Portfolio                                      AIM Capital Appreciation Portfolio
  AIM VARIABLE INSURANCE FUNDS, INC.                          Alliance Growth Portfolio
    AIM V.I. Value Fund                                       MFS Total Return Portfolio
  ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.                 THE TRAVELERS SERIES TRUST
    Premier Growth Portfolio -- Class B                       Convertible Bond Portfolio
  CREDIT SUISSE WARBURG PINCUS TRUST                          Disciplined Mid Cap Stock Portfolio
    Emerging Markets Portfolio                                Equity Income Portfolio
  DELAWARE GROUP PREMIUM FUND                                 Federated High Yield Portfolio
    REIT Series                                               Federated Stock Portfolio
  DREYFUS VARIABLE INVESTMENT FUND                            Large Cap Portfolio
    Appreciation Portfolio -- Initial Class                   Lazard International Stock Portfolio
    Small Cap Portfolio -- Initial Class                      MFS Emerging Growth Portfolio
  GREENWICH STREET SERIES FUND                                MFS Mid Cap Growth Portfolio
    Equity Index Portfolio Class II Shares                    MFS Research Portfolio
  JANUS ASPEN SERIES                                          Travelers Quality Bond Portfolio
    Balanced Portfolio -- Service Shares                      VAN KAMPEN LIFE INVESTMENT TRUST
    Global Life Sciences Portfolio -- Service Shares          Comstock Portfolio -- Class II Shares
    Global Technology Portfolio -- Service Shares             Enterprise Portfolio -- Class II Shares
    Worldwide Growth Portfolio -- Service Shares              VARIABLE INSURANCE PRODUCTS FUND II
  PIMCO VARIABLE INSURANCE TRUST                              (FIDELITY)
    Total Return Bond Portfolio                               Contrafund(R) Portfolio -- Service Class
  PUTNAM VARIABLE TRUST                                       2
    Putnam VT International Growth Fund -- Class IB Shares    VARIABLE INSURANCE PRODUCTS FUND III
    Putnam VT Small Cap Value Fund -- Class IB Shares         (FIDELITY)
    Putnam VT Voyager II Fund -- Class IB Shares              Dynamic Capital Appreciation Portfolio --
  SALOMON BROTHERS VARIABLE SERIES FUND INC.                    Service Class 2
    Capital Fund                                              Mid Cap Portfolio -- Service Class 2
    Investors Fund
    Small Cap Growth Fund

The Contract, certain contract features and/or some of the funding options may not be available in all states. THE CURRENT PROSPECTUSES FOR THE UNDERLYING FUNDS THAT SUPPORT THE VARIABLE FUNDING OPTIONS MUST ACCOMPANY THIS PROSPECTUS. READ AND RETAIN THEM FOR FUTURE REFERENCE.

This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 1, 2001. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183, call 1-800-842-9368 or access the SEC's website (http://www.sec.gov). See Appendix D for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
                             PROSPECTUS MAY 1, 2001

                               TABLE OF CONTENTS

Index of Special Terms................      2
Summary...............................      3
Fee Table.............................      5
Condensed Financial Information.......      9
The Annuity Contract..................      9
  Contract Owner Inquiries............     10
  Purchase Payments...................     10
  Accumulation Units..................     10
  The Variable Funding Options........     10
Fixed Account.........................     15
Charges and Deductions................     15
  General.............................     15
  Administrative Charges..............     15
  Mortality and Expense Risk Charge...     16
  Variable Funding Option Expenses....     16
  Premium Tax.........................     16
  Changes in Taxes Based Upon Premium
     or Value.........................     16
Transfers.............................     17
  Dollar Cost Averaging...............     17
Access to Your Money..................     18
  Systematic Withdrawals..............     18
  Loans...............................     18
Ownership Provisions..................     19
  Types of Ownership..................     19
     Contract Owner...................     19
     Beneficiary......................     19
     Annuitant........................     19
Death Benefit.........................     20
  Death Proceeds Before the Maturity
     Date.............................     20
  Payment of Proceeds.................     20
  Death Proceeds After the Maturity
     Date.............................     22
The Annuity Period....................     22
  Maturity Date.......................     22
  Allocation of Annuity...............     23
  Variable Annuity....................     23
  Fixed Annuity.......................     23
Payment Options.......................     24
  Election of Options.................     24
  Annuity Options.....................     24
  Income Options......................     25
Miscellaneous Contract Provisions.....     25
  Right to Return.....................     25
  Termination.........................     25
  Required Reports....................     25
  Suspension of Payments..............     26
The Separate Accounts.................     26
  Performance Information.............     26
Federal Tax Considerations............     27
  General Taxation of Annuities.......     27
  Types of Contracts: Qualified or
     Nonqualified.....................     28
  Nonqualified Annuity Contracts......     28
  Qualified Annuity Contracts.........     28
  Penalty Tax for Premature
     Distributions....................     29
  Diversification Requirements for
     Variable Annuities...............     29
  Ownership of the Investments........     29
  Mandatory Distributions for
     Qualified Plans..................     29
  Taxation of Death Benefit
     Proceeds.........................     29
Other Information.....................     30
  The Insurance Companies.............     30
  Financial Statements................     30
  Distribution of Variable Annuity
     Contracts........................     30
  Conformity with State and Federal
     Laws.............................     30
  Voting Rights.......................     31
  Legal Proceedings and Opinions......     31
Appendix A: Condensed Financial
  Information for The Travelers
  Insurance Company: Separate
  Account ABD.........................    A-1
Appendix B: Condensed Financial
  Information for The Travelers Life &
  Annuity Company: Separate
  Account ABD II......................    B-1
Appendix C: The Fixed Account.........    C-1
Appendix D: Contents of the Statement
  of Additional Information...........    D-1

                             INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.

Accumulation Unit....................      10
Accumulation Period..................      10
Annuitant............................      19
Annuity Payments.....................      22
Annuity Unit.........................      10
Cash Surrender Value.................      18
Contingent Annuitant.................      19
Contract Date........................       9
Contract Owner (You,)................      19
Contract Value.......................       9
Contract Year........................       9
Death Report Date....................      20
Fixed Account........................     C-1
Funding Option(s)....................      10
Joint Owner..........................      19
Maturity Date........................      22
Purchase Payment.....................      10
Underlying Fund......................      10
Written Request......................       9

                                    SUMMARY:
                            TRAVELERS ACCESS ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, ("the Company," "We" or "Us") depending on where you reside. Each company sponsors its own segregated asset account ("Separate Account"). The Travelers Insurance Company sponsors the Travelers Fund ABD for Variable Annuities ("Fund ABD"); The Travelers Life and Annuity Company sponsors the Travelers Fund ABD II for Variable Annuities ("Fund ABD II"). When we refer to the Separate Account, we are referring to either Fund ABD or Fund ABD II, depending upon your issuing Company.

Your issuing Company is The Travelers Life and Annuity Company unless you reside in one of the following locations. The Travelers Insurance Company issues Contracts in the locations listed below:

Kansas                                           Oregon(1)
Maine                                            Puerto Rico
New Hampshire                                    Tennessee
New Jersey                                       Washington(1)
New York                                         Wyoming
North Carolina

---------------
(1) The Travelers Insurance Company issues only single premium contracts with variable and fixed accounts for these states. The Travelers Life & Annuity Company issues only flexible premium contracts with variable accounts in these states. Please refer to your Contract or ask your agent for more information.

You may also refer to the cover page of your Contract for the name of your issuing company. You may only purchase a Contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the variable funding options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The variable funding options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the variable funding options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase. During the accumulation phase generally, under a qualified contract, your pre-tax contribution accumulates on a tax-deferred basis and is taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified contract, earnings on your after-tax contribution accumulates on a tax-deferred basis and is taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive payments from the variable funding options and/or the Fixed Account. If you elect variable payments, the dollar amount or your payments may increase or decrease. Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within twenty days after you receive it, you will receive a full refund of the contract value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the underlying funds). Where state law requires a longer right to return period, or the return of purchase payments, the Company will comply. You bear the investment risk on the purchase payment allocated to a variable funding option during the right to return period; therefore, the contract value returned may be greater or less than your purchase payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, we will refund your full purchase payment. During the remainder of the right to return period, we will refund the contract value (including charges we assessed). We will determine the contract value at the close of business on the day we receive a written request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? Through its subaccounts, the Separate Account uses your purchase payments to purchase units, at your direction, of one or more of the variable funding options. In turn, each variable funding option invests in an underlying mutual fund ("underlying fund") that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these variable funding options.

You can transfer between the variable funding options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other contract owners. You may transfer between the Fixed Account and the variable funding options twice a year (during the 30 days after the six-month contract date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense risk charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense risk charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.25%. For Contracts with a value of less than $40,000, we also deduct an annual administrative charge of $30. Each underlying funding also charges for management and other expenses.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your purchase payments and on any earnings when you make a withdrawal or begin receiving annuity payments. Under a nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? The death benefit applies upon the first death of the contract owner, joint owner, or annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) due proof of death and (2) written payment instructions. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about accumulation unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

     - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in variable funding options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     - SYSTEMATIC WITHDRAWAL OPTION. Before the maturity date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.

     - AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match your original (or your latest) funding option allocation request.

                                   FEE TABLE
--------------------------------------------------------------------------------
The purpose of this Fee Table is to assist Contract owners in understanding the various costs and expenses that you will bear, directly or indirectly, if you purchase this Contract. See "Charges and Deductions" in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. "Other Expenses" include operating costs of each underlying fund. Each fund reflects these expenses in its net asset value; the expenses are not deducted from your contract value.

TRANSACTIONS EXPENSES

     ANNUAL CONTRACT ADMINISTRATIVE CHARGE...............    $30
          (Waived if contract value is $40,000 or more)

ANNUAL SEPARATE ACCOUNT CHARGES
     (as a percentage of the average daily net assets of
        the Separate Account)
       Mortality & Expense Risk Charge...................    1.25%
       Administrative Expense Charge.....................    0.15%
                                                             -----
          Total Separate Account Charges.................    1.40%

FUNDING OPTION EXPENSES:
(as a percentage of average daily net assets of the Funding Option as of December 31, 2000, unless otherwise noted)

                                                                                               TOTAL ANNUAL
                                                                                                OPERATING
                                               MANAGEMENT FEE                OTHER EXPENSES     EXPENSES#
                                               (AFTER EXPENSE                (AFTER EXPENSE   (AFTER EXPENSE
              FUNDING OPTIONS:                 REIMBURSEMENT)   12B-1 FEES   REIMBURSEMENT)   REIMBURSEMENT)
------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund....................    0.81   %                         0.02%            0.83%
Money Market Portfolio.......................    0.38   %                         0.02%            0.40%
AIM VARIABLE INSURANCE FUNDS, INC.
    AIM V.I. Value Fund......................    0.61   %                         0.23%            0.84%
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
    Premier Growth Portfolio -- Class B*.....    1.00   %          0.25%          0.05%            1.30%
CREDIT SUISSE WARBURG PINCUS TRUST
    Emerging Markets Portfolio...............    1.09   %                         0.31%            1.40%(1)
DELAWARE GROUP PREMIUM FUND
    REIT Series..............................    0.57   %                         0.28%            0.85%(2)
DREYFUS VARIABLE INVESTMENT FUND
    Appreciation Portfolio -- Initial
      Class..................................    0.75   %                         0.03%            0.78%(3)
    Small Cap Portfolio -- Initial Class.....    0.75   %                         0.03%            0.78%(3)
GREENWICH STREET SERIES FUND
    Equity Index Portfolio -- Class II
      Shares*................................    0.21   %          0.25%          0.04%            0.50%(4)
JANUS ASPEN SERIES
    Balanced Portfolio -- Service Shares*....    0.65   %          0.25%          0.02%            0.92%
    Global Life Sciences Portfolio -- Service
      Shares*................................    0.65   %          0.25%          0.30%            1.20%
    Global Technology Portfolio -- Service
      Shares*................................    0.65   %          0.25%          0.04%            0.94%
    Worldwide Growth Portfolio -- Service
      Shares*................................    0.65   %          0.25%          0.05%            0.95%
PIMCO VARIABLE INSURANCE TRUST
    Total Return Bond Portfolio..............    0.25   %                         0.40%            0.65%(5)
PUTNAM VARIABLE TRUST
    Putnam VT International Growth Fund --
      Class IB Shares*.......................    0.76   %          0.25%          0.18%            1.19%
    Putnam VT Small Cap Value Fund -- Class
      IB Shares*.............................    0.80   %          0.25%          0.30%            1.35%
    Putnam VT Voyager II Fund -- Class IB
      Shares*................................    0.70   %          0.25%          0.30%            1.25%(6)
SALOMON BROTHERS VARIABLE SERIES FUND INC.
    Capital Fund.............................    0.58   %                         0.42%            1.00%(7)
    Investors Fund...........................    0.70   %                         0.21%            0.91%
    Small Cap Growth Fund....................    0.00   %                         1.50%            1.50%(7)
THE TRAVELERS SERIES TRUST
    Convertible Bond Portfolio...............    0.66   %                         0.14%            0.80%(8)
    Disciplined Mid Cap Stock Portfolio......    0.76   %                         0.12%            0.88%
    Disciplined Small Cap Stock Portfolio+...    0.86   %                         0.14%            1.00%(8)
    Equity Income Portfolio..................    0.75   %                         0.07%            0.82%(9)
    Federated High Yield Portfolio...........    0.71   %                         0.17%            0.88%
    Federated Stock Portfolio................    0.69   %                         0.14%            0.82%
    Large Cap Portfolio......................    0.75   %                         0.07%            0.82%(9)
    Lazard International Stock Portfolio.....    0.89   %                         0.14%            1.02%
    MFS Emerging Growth Portfolio............    0.81   %                         0.05%            0.86%
    MFS Mid Cap Growth Portfolio.............    0.86   %                         0.04%            0.90%
    MFS Research Portfolio...................    0.86   %                         0.06%            0.92%
    Strategic Stock Portfolio+...............    0.66   %                         0.24%            0.90%(8)
    Travelers Quality Bond Portfolio.........    0.38   %                         0.11%            0.49%
TRAVELERS SERIES FUND INC.
    AIM Capital Appreciation Portfolio.......    0.80   %                         0.03%            0.83%(10)
    Alliance Growth Portfolio................    0.80   %                         0.01%            0.81%(10)
    MFS Total Return Portfolio...............    0.80   %                         0.04%            0.84%(10)
    Putnam Diversified Income Portfolio+.....    0.75   %                         0.12%            0.87%(10)
VAN KAMPEN LIFE INVESTMENT TRUST
    Comstock Portfolio Class II Shares*......    0.00   %          0.25%          0.95%            1.20%(11)
    Enterprise Portfolio Class II Shares*....    0.50   %          0.25%          0.10%            0.85%
VARIABLE INSURANCE PRODUCTS FUND II
    Contrafund(R) Portfolio -- Service Class
      2*.....................................    0.57   %          0.25%          0.10%            0.92%(12)
VARIABLE INSURANCE PRODUCTS FUND III
    Dynamic Capital Appreciation Portfolio --
      Service Class 2*.......................    0.57   %          0.25%          0.61%            1.43%(13)
    Mid Cap Portfolio -- Service Class 2*....    0.57   %          0.25%          0.17%            0.99%(12)

---------------

 * The 12b-1 fees deducted from the service classes of these underlying funds cover certain distribution, shareholder support and administrative services provided by the companies selling contracts investing in those funds. The portion of the 12b-1 fees assessed against the Separate Account's assets invested in the underlying funds will be remitted to an affiliated broker-dealer of the Company.

 + No longer available to new contract owners.

 # Some numbers have been rounded.

 (1) Fee waivers, expense reimbursements, or expense credits reduced expenses for the EMERGING MARKETS PORTFOLIO during 2000, but this may be discontinued at any time. Without such arrangements, the Management Fees, Other Expenses and Total Annual Operating Expenses would equal 1.25%, 0.42% and 1.67%, respectively. The Other Expenses are based on annualized estimates of expenses for the fiscal year ending December 31, 2000, net of any fee waivers or expense reimbursements.

 (2) The Adviser for the REIT SERIES is Delaware Management Company ("DMC"). Effective through April 30, 2001, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Without such an arrangement, Total Annual Operating Expenses would have been 1.03%, respectively.

 (3) Total Annual Operating Expenses for the SMALL CAP PORTFOLIO -- INITIAL SHARES and the APPRECIATION PORTFOLIO -- INITIAL SHARES do not include interest expense, loan commitment fees, and dividends on securities sold short. These figures are for the year ended December 31,2000. Actual expenses in future years may be higher or lower than the fees given.

 (4) The Management Fee includes 0.06% for fund administration.

 (5) "Other Expenses" reflects a 0.25% administrative fee and 0.01% representing organizational expenses and pro rata Trustees' fees for the TOTAL RETURN BOND PORTFOLIO. PIMCO has contractually agreed to reduce Total Annual Operating Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets for the TOTAL RETURN BOND PORTFOLIO. Without such reductions, Total Annual Operating Expenses for the fiscal year ended December 31, 2000 would have been 0.66%. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

 (6) The Total Annual Operating Expenses for the VT VOYAGER FUND II -- CLASS IB SHARES are based on estimated expenses. This fund commenced operations on September 1, 2000.

 (7) The Adviser has waived all or a portion of its Management Fees for the year ended December 31, 2000. If such fees were not waived or expenses reimbursed, the Management Fee, Other Expenses, and Total Annual Operating Expenses would have been 0.85%, 0.42%, and 1.27%, respectively for the CAPITAL FUND and 0.75%, 1.77%, and 2.52%, respectively for the SMALL CAP GROWTH FUND.

 (8) Travelers Insurance Company has agreed to reimburse the CONVERTIBLE BOND PORTFOLIO and the DISCIPLINED SMALL CAP STOCK PORTFOLIO for expenses for the period ended December 31, 2000 which exceeded 0.80% and 1.00%, respectively. Without such voluntary arrangements, the actual annualized Total Annual Operating Expenses would have been 0.90% and 1.14%, respectively.

 (9) TAMIC or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. Without such expense reductions, Total Annual Operating Expenses for the EQUITY INCOME PORTFOLIO and the LARGE CAP PORTFOLIO would have been 0.87% and 0.84%, respectively.

(10) Expenses are as of October 31, 2000 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2000.

(11) If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the COMSTOCK PORTFOLIO CLASS II SHARES would have been 2.38%.

(12) Actual annual operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. Without such reduction, Total Annual Operating Expenses for the CONTRAFUND(R) PORTFOLIO -- SERVICE CLASS 2, and MID CAP PORTFOLIO -- SERVICE CLASS 2 would have been 0.90%, and 0.94%, respectively.

(13) The Total Annual Operating Expenses for the DYNAMIC CAPITAL APPRECIATION PORTFOLIO -- SERVICE CLASS 2 are based on estimated expenses.

     EXAMPLE:

These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the underlying funds for the year ended December 31, 2000, and assume that any fee waivers and expense reimbursements will continue. We cannot guarantee that these fee waivers and expense reimbursements will continue. The examples also assume that the $30 annual administrative charge is equivalent to 0.010% of the Separate Account contract value.

Assuming a 5% annual return on assets, a $1,000 investment would be subject to the following expenses:

-------------------------------------------------------------------------------------------------------
                                                               IF CONTRACT IS SURRENDERED, ANNUITIZED,
                                                                 OR IF NO WITHDRAWALS HAVE BEEN MADE
                                                                     AT THE END OF PERIOD SHOWN:
                                                               ---------------------------------------
                       FUNDING OPTION                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------------------------------
Capital Appreciation Fund...................................    23         70        120         257
Money Market Portfolio......................................    18         57         98         213
AIM VARIABLE INSURANCE FUNDS, INC.
     AIM V.I. Value Fund....................................    23         70        120         258
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
     Premier Growth Portfolio -- Class B....................    27         84        143         304
CREDIT SUISSE WARBURG PINCUS TRUST
     Emerging Markets Portfolio.............................    28         87        148         314
DELAWARE GROUP PREMIUM FUND
     REIT Series............................................    23         71        121         260
DREYFUS VARIABLE INVESTMENT FUND
     Appreciation Portfolio -- Initial Shares...............    22         69        117         252
     Small Cap Portfolio -- Initial Shares..................    22         69        117         252
GREENWICH STREET SERIES FUND
     Equity Index Portfolio -- Class II Shares..............    19         60        103         223
JANUS ASPEN SERIES
     Balanced Portfolio -- Service Shares...................    24         73        125         267
     Global Life Sciences Portfolio -- Service Shares.......    26         81        139         294
     Global Technology Portfolio -- Service Shares..........    24         73        126         269
     Worldwide Growth Portfolio -- Service Shares...........    24         74        126         270
PIMCO VARIABLE INSURANCE TRUST
     Total Return Bond Portfolio............................    21         65        111         239
PUTNAM VARIABLE TRUST
     Putnam VT International Growth Fund -- Class IB
       Shares...............................................    26         81        138         293
     Putnam VT Small Cap Value Fund -- Class IB Shares......    28         86        146         309
     Putnam VT Voyager II Fund -- Class IB Shares...........    27         83        141         299
SALOMON BROTHERS VARIABLE SERIES FUND INC.
     Capital Fund...........................................    24         75        129         275
     Investors Fund.........................................    24         72        124         266
     Small Cap Growth Fund..................................    29         90        153         323
THE TRAVELERS SERIES TRUST
     Convertible Bond Portfolio.............................    22         69        118         254
     Disciplined Mid Cap Stock Portfolio....................    23         72        123         263
     Disciplined Small Cap Stock Portfolio+.................    24         75        129         275
     Equity Income Portfolio................................    23         70        119         256
     Federated High Yield Portfolio.........................    23         72        123         263
     Federated Stock Portfolio..............................    23         70        119         256
     Large Cap Portfolio....................................    23         70        119         256
     Lazard International Stock Portfolio...................    25         76        130         277

-------------------------------------------------------------------------------------------------------
                                                               IF CONTRACT IS SURRENDERED, ANNUITIZED,
                                                                 OR IF NO WITHDRAWALS HAVE BEEN MADE
                                                                     AT THE END OF PERIOD SHOWN:
                                                               ---------------------------------------
                       FUNDING OPTION                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------------------------------
     MFS Emerging Growth Portfolio..........................    23         71        122         261
     MFS Mid Cap Growth Portfolio...........................    23         72        124         265
     MFS Research Portfolio.................................    24         73        125         267
     Strategic Stock Portfolio+.............................    23         72        124         265
     Travelers Quality Bond Portfolio.......................    19         60        103         222
TRAVELERS SERIES FUND INC.
     AIM Capital Appreciation Portfolio.....................    23         70        120         257
     Alliance Growth Portfolio..............................    23         69        119         255
     MFS Total Return Portfolio.............................    23         70        120         258
     Putnam Diversified Income Portfolio+...................    23         71        122         262
VAN KAMPEN LIFE INVESTMENT TRUST
     Comstock Portfolio Class II Shares.....................    26         81        139         294
     Enterprise Portfolio Class II Shares...................    23         71        121         260
VARIABLE INSURANCE PRODUCTS FUND II
     Contrafund(R) Portfolio -- Service Class 2.............    23         72        124         265
VARIABLE INSURANCE PRODUCTS FUND III
     Dynamic Capital Appreciation Portfolio -- Service Class
       2....................................................    29         88        150         317
     Mid Cap Portfolio -- Service Class 2...................    24         73        126         269

+ No longer available to new contract owners.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

See Appendices A and B.

                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

Travelers Access Annuity is a contract between the contract owner ("you") and the Company. We describe your rights and benefits in this prospectus and in the Contract. There may be differences in your Contract because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

You make purchase payments to us and we credit them to your Contract. We promise to pay you an income, in the form of annuity or income payments, beginning on a future date that you choose, the maturity date. The purchase payments accumulate tax deferred in the funding options of your choice. We offer multiple variable funding options, and one Fixed Account option. The contract owner assumes the risk of gain or loss according to the performance of the variable funding options. The contract value is the amount of purchase payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account contract value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account contract value"). The contract value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the maturity date the contract value will equal or exceed the total purchase payments made under the Contract. The date the contract and its benefits become effective is referred to as the contract date. Each 12-month period following the contract date is called a contract year.

Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-9368.

PURCHASE PAYMENTS

Your initial purchase payment is due and payable before the Contract becomes effective. The initial purchase payment must be at least $20,000. You may make additional payments of at least $500 at any time. Under certain circumstances, we may waive the minimum purchase payment requirement. Purchase payments over $1,000,000 may be made only with our prior consent.

We will apply the initial purchase payment less any applicable premium tax (net purchase payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent purchase payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the contract date and the maturity date is the accumulation period. During the accumulation period, an accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and their values may increase or decrease from day to day. The number of accumulation units we will credit to your Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of its accumulation unit. We calculate the value of an accumulation unit for each funding option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the maturity date), you are credited with annuity units.

THE VARIABLE FUNDING OPTIONS

You choose the variable funding options to which you allocate your purchase payments. These variable funding options are subaccounts of the Separate Account. The subaccounts invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the underlying funds that must accompany this prospectus. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. There is no assurance that any of the underlying funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9368 to request additional copies of the prospectuses.

The Company has entered into agreements with either the investment adviser or distributor of certain of the underlying funds in which the adviser or distributor pays us a fee for providing administrative services, which fee may vary. The fee is ordinarily based upon an annual percentage of the average aggregate net amount invested in the underlying funds on behalf of the Separate Account. In addition, an affiliated broker-dealer will receive 12b-1 fees deducted from certain underlying fund assets for providing distribution, shareholder support and administrative services to some of the underlying funds.

If any of the underlying funds become unavailable for allocating purchase payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

The current variable funding options are listed below, along with their investment advisers and any subadviser:

                                                    INVESTMENT
        FUNDING OPTION                               OBJECTIVE                         INVESTMENT ADVISER/SUBADVISER
---------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund        Seeks growth of capital through the use of common    Travelers Asset Management
                                 stocks. Income is not an objective. The Fund         International Company LLC
                                 invests principally in common stocks of small to     ("TAMIC")
                                 large companies which are expected to experience     Subadviser: Janus Capital Corp.
                                 wide fluctuations in price both in rising and
                                 declining markets.
Money Market Portfolio           Seeks high current income from short-term money      TAMIC
                                 market instruments while preserving capital and
                                 maintaining a high degree of liquidity.

AIM VARIABLE INSURANCE FUNDS,
INC.
    AIM V.I. Value Fund          Seeks to achieve long-term growth of capital by      AIM Advisers, Inc.
                                 investing primarily in equity securities of
                                 undervalued companies. Income is a secondary
                                 objective.

ALLIANCE VARIABLE PRODUCT
SERIES FUND, INC.
    Premier Growth Portfolio --  Seeks long-term growth of capital by investing       Alliance Capital Management
    Class B                      primarily in equity securities of a limited          ("Alliance")
                                 number of large, carefully selected, high quality
                                 U.S. companies that are judged likely to achieve
                                 superior earning momentum.

CREDIT SUISSE WARBURG PINCUS
FUNDS
    Emerging Markets Portfolio   Seeks long-term growth of capital by investing       Credit Suisse Asset Management,
                                 primarily in equity securities of non-U.S.           LLC
                                 issuers consisting of companies in emerging
                                 securities markets.

DELAWARE GROUP PREMIUM FUND
    REIT Series                  Seeks maximum long-term total return by investing    Delaware Management Company,
                                 in securities of companies primarily engaged in      Inc.
                                 the real estate industry. Capital appreciation is    Subadviser: Lincoln Investment
                                 a secondary objective.                               Management, Inc.

DREYFUS VARIABLE INVESTMENT
FUND
    Appreciation Portfolio --    Seeks primarily to provide long-term capital         The Dreyfus Corporation
    Initial Class                growth consistent with the preservation of           Subadviser: Fayez Sarofim & Co.
                                 capital; current income is a secondary investment
                                 objective. The portfolio invests primarily in the
                                 common stocks of domestic and foreign insurers.
    Small Cap                    Seeks to maximize capital appreciation by            The Dreyfus Corporation
    Portfolio -- Initial Class   investing primarily in small-cap companies with
                                 total market values of less than $1.5 billion at
                                 the time of purchase.

GREENWICH STREET SERIES FUND
    Equity Index Portfolio       Seeks to replicate, before deduction of expenses,    Travelers Investment Management
    Class II Shares              the total return performance of the S&P 500          Co. ("TIMCO")
                                 Index.

                                                    INVESTMENT
        FUNDING OPTION                               OBJECTIVE                         INVESTMENT ADVISER/SUBADVISER
---------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
    Balanced Portfolio --        Seeks long-term capital growth, consistent with      Janus Capital
    Service Shares               preservation of capital and balanced by current
                                 income.
    Global Life Sciences         Seeks long-term capital growth by investing          Janus Capital
    Portfolio -- Service Shares  primarily in equity securities of U.S. and foreign companies, normally investing at least
                                 65% of its total assets in companies with a life
                                 science orientation.
    Global Technology            Seeks long-term capital growth by investing          Janus Capital
    Portfolio -- Service Shares  primarily in equity securities of U.S. and foreign companies, normally investing at least
                                 65% of its total assets in companies likely to
                                 benefit significantly from advances in
                                 technology.
    Worldwide Growth             Seeks growth of capital in a manner consistent       Janus Capital
    Portfolio -- Service Shares  with preservation of capital by investing primarily in common stocks of companies of any
                                 size throughout the world.

PIMCO VARIABLE INSURANCE TRUST
    Total Return Bond Portfolio  Seeks maximum total return, consistent with          Pacific Investment Management
                                 preservation of capital and prudent investment       Company
                                 management, by investing primarily in
                                 investment-grade debt securities.

PUTNAM VARIABLE TRUST
    Putnam VT International      Seeks capital appreciation by investing mostly in    Putnam Investment Management,
    Growth Fund -- Class IB      common stocks of companies outside the United        Inc. ("Putnam")
    Shares                       States.
    Putnam VT Small Cap Value    Seeks capital appreciation by investing mainly in    Putnam
    Fund -- Class IB Shares      common stocks of U.S. companies with a focus on
                                 value stocks.
    Putnam VT Voyager II         Seeks capital appreciation by investing mainly in    Putnam
    Fund -- Class IB Shares      common stocks of U.S. companies with a focus on
                                 growth stocks.

SALOMON BROTHERS VARIABLE
SERIES FUND, INC.
    Capital Fund                 Seeks capital appreciation, primarily through        Salomon Brothers Asset
                                 investments in common stocks which are believed      Management ("SBAM")
                                 to have above-average price appreciation
                                 potential and which may involve above average
                                 risk.
    Investors Fund               Seeks long-term growth of capital, and,              SBAM
                                 secondarily, current income, through investments
                                 in common stocks of well-known companies.
    Small Cap Growth Fund        Seeks long-term growth of capital by investing       SBAM
                                 primarily in equity securities of companies with
                                 market capitalizations similar to that of
                                 companies included in the Russell 2000 Index.

TRAVELERS SERIES FUND INC.
    AIM Capital Appreciation     Seeks capital appreciation by investing              Travelers Investment Adviser
    Portfolio                    principally in common stock, with emphasis on        ("TIA")
                                 medium-sized and smaller emerging growth             Subadviser: AIM Capital
                                 companies.                                           Management Inc.
    Alliance Growth Portfolio    Seeks long-term growth of capital. Current income    TIA
                                 is only an incidental consideration. The             Subadviser: Alliance
                                 Portfolio invests predominantly in equity
                                 securities of companies with a favorable outlook
                                 for earnings and whose rate of growth is expected
                                 to exceed that of the U.S. economy over time.

                                                    INVESTMENT
        FUNDING OPTION                               OBJECTIVE                         INVESTMENT ADVISER/SUBADVISER
---------------------------------------------------------------------------------------------------------------------
TRAVELERS SERIES FUND INC.
(CONTINUED)
    MFS Total Return Portfolio   (a balanced portfolio) Seeks to obtain above-        TIA
                                 average income (compared to a portfolio entirely     Subadviser: Massachusetts
                                 invested in equity securities) consistent with       Financial Services Company
                                 the prudent employment of capital. Generally, at     ("MFS")
                                 least 40% of the Portfolio's assets are invested
                                 in equity securities.

THE TRAVELERS SERIES TRUST
    Convertible Bond Portfolio   Seeks current income and capital appreciation by     TAMIC
                                 investing in convertible bond securities and in
                                 combinations of nonconvertible fixed-income
                                 securities and warrants or call options that
                                 together resemble convertible securities.
    Disciplined Mid Cap Stock    Seeks growth of capital by investing primarily in    TAMIC
    Portfolio                    a broadly diversified portfolio of U.S. common       Subadviser: TIMCO
                                 stocks.
    Disciplined Small Cap Stock  Seeks long term capital appreciation by investing    TAMIC
    Portfolio+                   primarily (at least 65% of its total assets) in      Subadviser: TIMCO
                                 the common stocks of U.S. Companies with
                                 relatively small market capitalizations at the
                                 time of investment.
    Equity Income Portfolio      Seeks reasonable income by investing at least 65%    TAMIC
                                 in income-producing equity securities. The           Subadviser: Fidelity Management
                                 balance may be invested in all types of domestic     & Research Co ("FMR")
                                 and foreign securities, including bonds. The
                                 Portfolio seeks to achieve a yield that exceeds
                                 that of the securities comprising the S&P 500.
                                 The Subadviser also considers the potential for
                                 capital appreciation.
    Federated High Yield         Seeks high current income by investing primarily     TAMIC
    Portfolio                    in a professionally managed, diversified             Subadviser: Federated
                                 portfolio of fixed income securities.                Investment Counseling, Inc.
    Federated Stock Portfolio    Seeks growth of income and capital by investing      TAMIC
                                 principally in a professionally managed and          Subadviser: Federated
                                 diversified portfolio of common stock of             Investment Counseling, Inc.
                                 high-quality companies (i.e., leaders in their
                                 industries and characterized by sound management
                                 and the ability to finance expected growth).
    Large Cap Portfolio          Seeks long-term growth of capital by investing       TAMIC
                                 primarily in equity securities of companies with     Subadviser: FMR
                                 large market capitalizations.
    Lazard International Stock   Seeks capital appreciation by investing primarily    TAMIC
    Portfolio                    in the equity securities of non-United States        Subadviser: Lazard Asset
                                 companies (i.e., incorporated or organized           Management
                                 outside the United States).
    MFS Emerging Growth          Seeks to provide long-term growth of capital.        TAMIC
    Portfolio                    Dividend and interest income from portfolio          Subadviser: MFS
                                 securities, if any, is incidental to the MFS
                                 Portfolio's investment objective.
    MFS Mid Cap Growth           Seeks to obtain long-term growth of capital by       TAMIC
    Portfolio                    investing, under normal market conditions, at        Subadviser: MFS
                                 least 65% of its total assets in equity
                                 securities of companies with medium market
                                 capitalization which the investment adviser
                                 believes have above-average growth potential.
    MFS Research Portfolio       Seeks to provide long-term growth of capital and     TAMIC
                                 future income.                                       Subadviser: MFS

                                                    INVESTMENT
        FUNDING OPTION                               OBJECTIVE                         INVESTMENT ADVISER/SUBADVISER
---------------------------------------------------------------------------------------------------------------------
THE TRAVELERS SERIES TRUST
(CONTINUED)
    Strategic Stock Portfolio+   Seeks to provide an above-average total return       TAMIC
                                 through a combination of potential capital           Subadviser: TIMCO
                                 appreciation and dividend income by investing
                                 primarily in high dividend yielding stocks
                                 periodically selected from the companies included
                                 in (i) the Dow Jones Industrial Average and (ii)
                                 a subset of the S&P Industrial Index.
    Travelers Quality Bond       Seeks current income, moderate capital volatility    TAMIC
    Portfolio                    and total return.

VAN KAMPEN LIFE INVESTMENT
TRUST
    Comstock Portfolio -- Class  Seeks capital growth and income through              Van Kampen Asset Management,
    II Shares                    investments in equity securities, including          Inc. ("VKAM")
                                 common stocks and securities convertible into
                                 common and preferred stocks.
    Enterprise Portfolio --      Seeks capital appreciation through investments       VKAM
    Class II Shares              believed by the Adviser to have above-average
                                 potential for capital appreciation.

VARIABLE INSURANCE PRODUCTS
FUND II
Contrafund Portfolio -- Service  Seeks long-term capital appreciation by investing    FMR
  Class 2                        primarily in common stocks of companies whose
                                 value the adviser believes is not fully
                                 recognized by the public.

VARIABLE INSURANCE PRODUCTS
FUND III
    Dynamic Capital              Seeks capital appreciation by investing primarily    FMR
    Appreciation Portfolio --    in common stocks of both domestic and foreign
    Service Class 2              issuers.
    Mid Cap Portfolio --         Seeks long-term growth of capital and income by      FMR
    Service Class 2              investing primarily in income-producing equity
                                 securities, including common stocks and
                                 convertible securities.

Before the end of 2001, we anticipate substituting shares of new portfolios for the following portfolio currently available in your Contract. You should know, however, that we cannot proceed with the proposed substitution until we receive certain regulatory approvals, and that details of the substitution, including the new portfolios to be offered, may change. We will notify you of the final details, including the approximate date, before the substitution occurs, and will notify you after the substitution has happened. Also, we will send you current prospectuses for the new funding options before the substitution occurs.

TRAVELERS SERIES FUND INC.
    Putnam Diversified Income    Seeks high current income consistent with            TIA
    Portfolio+                   preservation of capital. The Portfolio will          Subadviser: Putnam
                                 allocate its investments among the U.S.
                                 Government Sector, the High Yield Sector, and the
                                 International Sector of the fixed income
                                 securities markets.

+ No longer available to new contract owners.

                                 FIXED ACCOUNT
--------------------------------------------------------------------------------

We offer our Fixed Account as a funding option. Please see Appendix C for more information.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Contracts;

     - the death benefit paid on the death of the contract owner, annuitant, or first of the joint owners,

     - the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs);

     - administration of the annuity options available under the Contracts; and

     - the distribution of various reports to contract owners.

Costs and expenses we incur include:

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts,

     - sales and marketing expenses including commission payments to your sales agent, and

     - other costs of doing business.

Risks we assume include:

     - that annuitants may live longer than estimated when the annuity factors under the Contracts were established;

     - that the amount of the death benefit will be greater than the contract value, and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. We will not reduce or eliminate the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

ADMINISTRATIVE CHARGES

There are two administrative charges: the annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge of $30 on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the contract, and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge:

     (1) from the distribution of death proceeds;

     (2) after an annuity payout has begun, or

     (3) if the contract value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called "sub-account administrative charge") on each business day from amounts allocated to the variable funding options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the variable funding options, and is reflected in our accumulation and annuity unit value calculations.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. (For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur.) We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts held in the variable funding options. We reflect the deduction in our calculation of accumulation and annuity unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. This charge compensates the company for risks assumed, benefits provided and expenses incurred, including payment of commissions to your sales agent. This charge equals 1.25% annually.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the underlying funds in the fee table. Please review the prospectus for each underlying fund for a more complete description of that fund and its expenses.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your contract value either upon death, surrender, annuitization, or at the time you make purchase payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                   TRANSFERS
--------------------------------------------------------------------------------

Up to 30 days before the maturity date, you may transfer all or part of the contract value between variable funding options. We will make transfers at the value(s) next determined after we receive your request at our Home Office. There are no restrictions on the amount or frequency of transfers currently; however, we reserve the right to limit the number of transfers to one in any six-month period. We also reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things, not accept: 1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or 2) the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner. We further reserve the right to limit transfers that we determine will disadvantage other contract owners.

Since different underlying funds have different expenses, a transfer of contract values from one variable funding option to another could result in your investment becoming subject to higher or lower expenses. Also, you should consider the inherent risks involved in making transfers. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time.

After the maturity date, you may make transfers between funding options only with our consent.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more accumulation units in a funding option if the value per unit is low and will purchase fewer accumulation units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through written request or other method acceptable to us. You must have a minimum total contract value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

You may establish pre-authorized transfers of contract values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, we may credit increased interest rates to contract owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the contract owner may pre-authorize level transfers to any of the funding options under either a 6 Month Program or 12 Month Program. The 6 Month Program and the 12 Month Program will generally have different credited interest rates. Under the 6 Month Program, the interest rate can accrue up to 6 months on amounts in the Special DCA Program and we must transfer all purchase payments and accrued interest on a level basis to the selected funding options in 6 months. Under the 12 Month Program, the interest rate can accrue up to 12 months on funds in the Special DCA Program and we must transfer all purchase payments and accrued interest in this Program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program purchase payment and complete enrollment instructions are received by Travelers. If complete Program enrollment instructions are not received by the Company within 15 days of receipt of the initial Program purchase payment, the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your contract value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent purchase payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you otherwise direct.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Any time before the maturity date, you may redeem all or any portion of the contract value less any premium tax not previously deducted ("cash surrender value"). Unless you submit a written request specifying the fixed or variable funding option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the contract value as of the close of business after we receive your surrender request at our Home Office. The contract value may be more or less than the purchase payments you made. You may not make withdrawals during the annuity period.

We may defer payment of any contract value for a period of up to seven days after the written request is received, but it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

SYSTEMATIC WITHDRAWALS

Before the maturity date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes. To elect systematic withdrawals, you must have a contract value of at least $15,000 and you must make the election on the form we provide. We will surrender accumulation units pro rata from all investment options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to contract owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

LOANS

Loans may be available under your Contract. If available, all loan provisions are described in your Contract or loan agreement.

                              OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

Contract Owner (you). The Contract belongs to the contract owner named in the Contract (on the Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for nonqualified contracts. You have sole power during the annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the contract owner.

Joint Owner. For nonqualified contracts only, you may name joint owners (e.g., spouses) in a written request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a written request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the annuitant or the contract owner. If more than one beneficiary survives the annuitant or contract owner, they will share equally in benefits unless you recorded different shares with the Company by written request before the death of the annuitant or contract owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the variable funding options or the Fixed Account, as most recently elected by the contract owner, until the death report date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by written request during the lifetime of the annuitant and while the Contract continues.

ANNUITANT

The annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. You may not change the annuitant after your Contract is in effect.

You may not change, delete or add a contingent annuitant after the Contract becomes effective.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

Before the maturity date, generally, a death benefit is payable when either the annuitant or a contract owner dies. We calculate the death benefit at the close of the business day on which the Company's Home Office receives due proof of death and written payment instructions ("death report date").

We must be notified of the annuitant's death no later than six months from the date of death in order to pay the death proceeds as described under "Death Proceeds Before the Maturity Date." If we are notified more than six months after the death, we will pay death proceeds equal to the contract value on the death report date, less any applicable premium tax.

DEATH PROCEEDS BEFORE THE MATURITY DATE

DEATH OF ANY OWNER OR THE ANNUITANT BEFORE AGE 75. The Company will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or
(3) below, each reduced by any applicable premium tax, prior withdrawals or outstanding loans:

          (1) the Contract Value;

          (2) the total purchase payments made under the Contract; or

          (3) the Contract Value on the latest fifth contract year anniversary before the Company receives due proof of death.

DEATH OF ANY OWNER OR THE ANNUITANT ON OR AFTER AGE 75. The Company will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

          (1) the Contract Value;

          (2) the total purchase payments made under the Contract; or

          (3) the Contract Value on the latest fifth contract year anniversary occurring on or before the annuitant's 75th birthday.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the maturity date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

NONQUALIFIED CONTRACTS

-----------------------------------------------------------------------------------------------------------------
   BEFORE THE MATURITY DATE,       THE COMPANY WILL PAY                                        MANDATORY PAYOUT
     UPON THE DEATH OF THE           THE PROCEEDS TO:                UNLESS. . .                 RULES APPLY*
-----------------------------------------------------------------------------------------------------------------
  OWNER (WHO IS NOT THE          The beneficiary(ies), or   Unless, the beneficiary is the    Yes
  ANNUITANT) (WITH NO JOINT      if none, to the contract   contract owner's spouse and the
  OWNER)                         owner's estate.            spouse elects to continue the
                                                            contract as the new owner
                                                            rather than receive the
                                                            distribution.
-----------------------------------------------------------------------------------------------------------------
  OWNER (WHO IS THE ANNUITANT)   The beneficiary(ies), or   Unless, the beneficiary is the    Yes
  (WITH NO JOINT OWNER)          if none, to the contract   contract owner's spouse and the
                                 owner's estate.            spouse elects to continue the
                                                            contract as the new owner
                                                            rather than receive the
                                                            distribution.
-----------------------------------------------------------------------------------------------------------------
  JOINT OWNER (WHO IS NOT THE    The surviving joint        Unless the surviving joint        Yes
  ANNUITANT)                     owner.                     owner is the spouse and elects
                                                            to continue the contract.
-----------------------------------------------------------------------------------------------------------------
  JOINT OWNER (WHO IS THE        The beneficiary(ies), or   Unless the                        Yes
  ANNUITANT)                     if none, to the            beneficiary/surviving joint
                                 surviving joint owner.     owner is the contract owner's
                                                            spouse and the spouse elects to
                                                            continue the contract.
                                                            Or, unless there is a
                                                            contingent annuitant the
                                                            contingent annuitant becomes
                                                            the annuitant and the proceeds
                                                            will be paid to the surviving
                                                            joint owner. If the surviving
                                                            joint owner is the spouse, the
                                                            spouse may elect to continue
                                                            the contract.
-----------------------------------------------------------------------------------------------------------------
  ANNUITANT (WHO IS NOT THE      The beneficiary(ies) or,   Unless the beneficiary is the     Yes
  CONTRACT OWNER)                if none, to the contract   contract owner's spouse and the
                                 owner.                     spouse elects to continue the
                                                            contract as the new owner
                                                            rather than receive the
                                                            distribution or, unless, there
                                                            is a contingent annuitant.
                                                            Then, the contingent annuitant
                                                            becomes the annuitant and the
                                                            Contract continues in effect
                                                            (generally using the original
                                                            maturity date). The proceeds
                                                            will then be paid upon the
                                                            death of the contingent
                                                            annuitant or owner.
-----------------------------------------------------------------------------------------------------------------
  ANNUITANT (WHO IS THE          See death of "owner who                                      Yes
  CONTRACT OWNER)                is the annuitant" above.
-----------------------------------------------------------------------------------------------------------------
  ANNUITANT (WHERE OWNER IS A    The beneficiary(ies)                                         Yes (Death of
  NONNATURAL PERSON/TRUST)       (e.g. the trust).                                            annuitant is
                                                                                              treated as death of
                                                                                              the owner in these
                                                                                              circumstances.)
-----------------------------------------------------------------------------------------------------------------
  CONTINGENT ANNUITANT           No death proceeds are                                        N/A
  (ASSUMING ANNUITANT IS STILL   payable; contract
  ALIVE)                         continues.
-----------------------------------------------------------------------------------------------------------------
  BENEFICIARY                    No death proceeds are                                        N/A
                                 payable; contract
                                 continues.
-----------------------------------------------------------------------------------------------------------------
  CONTINGENT BENEFICIARY         No death proceeds are                                        N/A
                                 payable; contract
                                 continues.
-----------------------------------------------------------------------------------------------------------------

* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal Beneficiaries (as well as spousal beneficiaries who choose not to assume the contract) must begin taking distributions based on the Beneficiary's life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death.

QUALIFIED CONTRACTS

-----------------------------------------------------------------------------------------------------------------
                                                                                               MANDATORY PAYOUT
   BEFORE THE MATURITY DATE,       THE COMPANY WILL PAY                                          RULES APPLY
     UPON THE DEATH OF THE           THE PROCEEDS TO:                UNLESS. . .                 (SEE *ABOVE)
-----------------------------------------------------------------------------------------------------------------
  OWNER/ANNUITANT                The beneficiary(ies), or                                     Yes
                                 if none, to the contract
                                 owner's estate.
-----------------------------------------------------------------------------------------------------------------
  BENEFICIARY                    No death proceeds are                                        N/A
                                 payable; contract
                                 continues.
-----------------------------------------------------------------------------------------------------------------
  CONTINGENT BENEFICIARY         No death proceeds are                                        N/A
                                 payable; contract
                                 continues.
-----------------------------------------------------------------------------------------------------------------

DEATH PROCEEDS AFTER THE MATURITY DATE

If any contract owner or the annuitant dies on or after the maturity date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                               THE ANNUITY PERIOD
--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular payments (annuity payments). You can choose the month and the year in which those payments begin (maturity date). You can also choose among income payouts (annuity or income options) or elect a lump sum distribution. While the annuitant is alive, you can change your selection any time up to the maturity date. Annuity or income payments will begin on the maturity date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the annuitant and another person, and thereafter during the lifetime of the survivor. We may require proof that the annuitant is alive before we make annuity payments. Not all options may be available in all states.

You may choose to annuitize at any time after you purchase your Contract. Unless you elect otherwise, the maturity date will be the annuitant's 70th birthday for qualified contracts and the annuitant's 75th birthday for nonqualified contracts or ten years after the effective date of the contract, if later. (For Contracts issued in Florida and New York, the maturity date you elect may not be later than the annuitant's 90th birthday.)

At least 30 days before the original maturity date, you may elect to extend the maturity date to any time prior to the annuitant's 85th birthday for nonqualified contracts or, for both qualified and nonqualified contracts, to a later date with our consent. You may use certain annuity options taken at the maturity date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the contract owner, or with certain qualified contracts upon either the later of the contract owner's attainment of age 70 1/2 or year of retirement; or the death of the contract owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your annuity payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time annuity payments begin, you have not made an election, we will apply your cash surrender value to provide an annuity funded by the same investment options as you have selected during the accumulation period. At least 30 days before the maturity date, you may transfer the contract value among the funding options in order to change the basis on which we will determine annuity payments. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the variable funding options. We determine the number of annuity units credited to the Contract by dividing the first monthly annuity payment attributable to each variable funding option by the corresponding accumulation unit value as of 14 days before the date annuity payments begin. We use an annuity unit to measure the dollar value of an annuity payment. The number of annuity units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly annuity payment. If you elect a variable annuity, the amount we apply to it will be the cash surrender value as of 14 days before the date annuity payments.

The amount of your first monthly payment depends on the annuity option you elected and the annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly annuity payment by multiplying the benefit per $1,000 of value shown in the Contract tables (or, if they would produce a larger payment, the tables then in effect on the maturity date) by the number of thousands of dollars of contract value, you apply to that annuity option, and factors in an assumed daily net investment factor. We call this your net investment rate. Your net investment rate corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your variable funding options is less than 3%, then the dollar amount of your variable annuity payment will decrease. However, if the annualized investment performance, after expenses, of your variable funding options is greater than 3%, then the dollar amount of your variable annuity payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent annuity payments changes from month to month based on the investment experience of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of annuity units we credited to each funding option by the corresponding annuity unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments which do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your cash surrender value as of the date annuity payments begin. Payout rates will not be lower than those shown in the Contract. If it would produce a larger payment, the first fixed annuity payment will be determined using the Life Annuity Tables in effect on the maturity date.

                                PAYMENT OPTIONS
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the annuitant is alive, you can change your annuity or income option selection any time up to the maturity date. Once annuity or income payments have begun, no further elections are allowed.

During the annuitant's lifetime, if you do not elect otherwise before the maturity date, we will pay you (or another designated payee) the first of a series of monthly annuity or income payments based on the life of the annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain qualified contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity or income option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the contract value in a lump-sum.

On the maturity date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the annuitant must be made by the contract owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the cash surrender value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make annuity payments during the lifetime of the annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly annuity payments during the lifetime of the annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular annuity payments during the lifetime of the annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make annuity payments during the lifetimes of the annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Other Annuity Options. The Company will make any other arrangements for annuity payments as may be mutually agreed upon.

INCOME OPTIONS

Instead of one of the annuity options described above, and subject to the conditions described under "Election of Options," all or part of the Contract's cash surrender value (or, if required by state law, contract value) may be paid under one or more of the following income options, provided that they are consistent with federal tax law qualification requirements. Payments under the income options may be elected on a monthly, quarterly, semiannual or annual basis:

Option 1 -- Payments of a Fixed Amount. We will make equal payments of the amount elected until the cash surrender value applied under this option has been exhausted. We will pay the first payment and all later payments from each funding option or the Fixed Account in proportion to the cash surrender value attributable to each funding option and/or Fixed Account. The final payment will include any amount insufficient to make another full payment.

Option 2 -- Payments for a Fixed Period. We will make payments for the period selected. The amount of each payment will be equal to the remaining cash surrender value applied under this option divided by the number of remaining payments.

Option 3 -- Other Income Options. We will make any other arrangements for Income Options as may be mutually agreed upon.

                       MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

RIGHT TO RETURN

You may return the Contract for a full refund of the contract value plus any contract charges and premium taxes you paid (but not any fees and charges the underlying fund assessed) within twenty days after you receive it (the "right to return period"). You bear the investment risk of investing in the variable funding options during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, we will refund your purchase payment in full; during the remainder of the right to return period, we will refund the contract value (including charges).

We will determine the contract value following the close of the business day on which we receive your Contract and a written request for a refund. Where state law requires a longer period, or the return of purchase payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

You do not need to make any purchase payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your contract value as of that date is less than $2,000 and you have not made purchase payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the cash surrender value less any applicable taxes.

REQUIRED REPORTS

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, we will furnish a report showing the number of accumulation units credited to the

Contract and the corresponding accumulation unit value(s) as of the report date for each funding option to which the contract owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                             THE SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

The Travelers Insurance Company and the Travelers Life and Annuity Company each sponsor separate accounts: Fund ABD and Fund ABD II, respectively. Both Fund ABD and Fund ABD II were established on October 17, 1995 and are registered with the SEC as unit investment trusts (separate account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the variable funding options.

We hold the assets of Fund ABD and Fund ABD II for the exclusive and separate benefit of the owners of each separate account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Shares of the variable funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts. Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the variable funding options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each variable funding option's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

PERFORMANCE INFORMATION

From time to time, we may advertise several types of historical performance for the Contract's variable funding options. We may advertise the "standardized average annual total returns" of the variable funding option, calculated in a manner prescribed by the SEC, and the "nonstandardized total return," as described below. Specific examples of the performance information appear in the SAI.

STANDARDIZED METHOD. We compute quotations of average annual total returns according to a formula in which a hypothetical initial investment of $1,000 is applied to the variable funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). We convert the deduction for the annual contract administrative charge to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold.

NONSTANDARDIZED METHOD. We calculate nonstandardized "total returns" in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown.

For underlying funds that were in existence before they became available as a funding option, the nonstandardized average annual total return quotations reflects the investment performance that such funding options would have achieved (reduced by the applicable charges) had the underlying fund been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

GENERAL. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. ("NASD"), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index, the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the variable funding options.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

TAX-FREE EXCHANGES: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

TYPES OF CONTRACTS: QUALIFIED OR NONQUALIFIED

If you purchase an annuity contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your contract is referred to as a qualified contract. Some examples of qualified contracts are: IRAs, 403(b) annuities established by public school systems or certain tax-exempt organizations, corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. An exception to this is a qualified plan called a Roth IRA. Under Roth IRAs, after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a qualified contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the contract. If you purchase the contract on an individual basis with after-tax dollars and not under one of the programs described above, your contract is referred to as nonqualified.

NONQUALIFIED ANNUITY CONTRACTS

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your contract until a distribution occurs -- either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the contract attributable to purchase payments made after February 28, 1986 are includible in income annually. Furthermore, for contracts issued after April 22, 1987, if you transfer the contract without adequate consideration all deferred increases in value will be includible in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includible in your income. (See "Penalty Tax for Premature Distributions" below.) There is income in the contract to the extent the contract value exceeds your investment in the contract. The investment in the contract equals the total purchase payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

Federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the contract will not be treated as an annuity contract for Federal income tax purposes and earnings under the contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the contract have generally not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other qualified contracts. There are special rules which govern the taxation of qualified contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

Taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain qualified plans.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any nonqualified variable annuity contracts based on a separate account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the contract owner of tax deferred treatment. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying separate account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the contract owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the separate account assets supporting the Contract.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. Distributions must begin or be continued according to required patterns following the death of the contract owner or annuitant of both qualified and nonqualified annuities.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Contract because of the death of an owner or annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; of (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

                               OTHER INFORMATION
--------------------------------------------------------------------------------

THE INSURANCE COMPANIES

Please refer to your Contract or the first page of the Summary of this prospectus to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in a majority of the states of the United States, the District of Columbia and Puerto Rico, and intends to seek licensure in the remaining states, except New York. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

FINANCIAL STATEMENTS

The financial statements for the Company and its separate account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

We intend to sell the Contracts in all jurisdictions where we are licensed to do business and where the Contract is approved. Any registered representative of affiliated or independent broker-dealers who sell the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The Contract is offered through both affiliated and non-affiliated broker dealers. The principal underwriter of the Contracts is our affiliate, Travelers Distribution LLC, One Tower Square, Hartford, CT.

Up-front compensation paid to sales representatives will not exceed 7% of the purchase payments made under the Contracts. If asset based compensation is paid, it will not exceed 2% of the average account value annually. In addition, Tower Square Securities, Inc., an affiliate of the Company. receives additional incentive payments from the Company relating to the sale of the Contracts. From time to time, we may pay or permit other promotional incentives, in cash, credit or other compensation.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, contract value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the underlying funds. However, we believe that when an underlying fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right.

LEGAL PROCEEDINGS AND OPINIONS

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Companies.

THE TRAVELERS INSURANCE COMPANY

In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000 defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

THE TRAVELERS LIFE AND ANNUITY COMPANY

There are no pending material legal proceedings affecting the Separate Account, the principal underwriter or the Company.

                  APPENDIX A: CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                            ACCUMULATION UNIT VALUES

                                                                     YEARS ENDED                      PERIOD FROM
                                                      ------------------------------------------   DECEMBER 16, 1996
                                        YEAR ENDED    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,           TO
           FUNDING OPTION                  2000           1999           1998           1997       DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND (4/97)
    Unit Value at beginning of
      period.........................  $     3.098    $     2.046    $     1.283     $    1.032         $ 1.000
    Unit Value at end of period......        2.387          3.098          2.046          1.283           1.032
    Number of units outstanding at
      end of period..................   37,804,248     25,971,911     10,561,314        870,525              --
MONEY MARKET PORTFOLIO (7/97)
    Unit Value at beginning of
      period.........................  $     1.107    $     1.070    $     1.033     $    1.000             N/A
    Unit Value at end of period......        1.160          1.107          1.070          1.033             N/A
    Number of units outstanding at
      end of period..................   15,545,185     16,750,270      9,244,927        345,682             N/A
ALLIANCE VARIABLE PRODUCT SERIES
  FUND, INC.
    PREMIER GROWTH PORTFOLIO CLASS B
      (5/00)
    Unit Value at beginning of
      year...........................  $     1.000
    Unit Value at end of year........        0.786
    Number of units outstanding at
      end of year....................    8,906,509
DELAWARE GROUP PREMIUM FUND, INC.
    REIT SERIES (6/98)
    Unit Value at beginning of
      period.........................  $     0.866    $     0.901    $     1.000            N/A             N/A
    Unit Value at end of period......        1.121          0.866          0.901            N/A             N/A
    Number of units outstanding at
      end of period..................      732,010        357,910         96,983            N/A             N/A
DREYFUS VARIABLE INVESTMENT FUND
    APPRECIATION PORTFOLIO (5/98)
    Unit Value at beginning of
      period.........................  $     1.223    $     1.112    $     1.000            N/A             N/A
    Unit Value at end of period......        1.198          1.223          1.112            N/A             N/A
    Number of units outstanding at
      end of period..................   10,147,802      7,840,789      2,937,245            N/A             N/A
    SMALL CAP PORTFOLIO (5/98)
    Unit Value at beginning of
      period.........................  $     1.058    $     0.871    $     1.000            N/A             N/A
    Unit Value at end of period......        1.182          1.058          0.871            N/A             N/A
    Number of units outstanding at
      end of period..................    6,798,006      3,387,052      1,435,805            N/A             N/A
GREENWICH STREET SERIES FUND
    EQUITY INDEX PORTFOLIO CLASS II
      (6/99)
    Unit Value at beginning of
      period.........................  $     1.098    $     1.000            N/A            N/A             N/A
    Unit Value at end of period......        0.982          1.098            N/A            N/A             N/A
    Number of units outstanding at
      end of period..................    4,272,617        753,819            N/A            N/A             N/A
JANUS ASPEN SERIES
    BALANCED PORTFOLIO -- SERVICE
      SHARES (5/00)
    Unit Value at beginning of
      year...........................  $     1.000
    Unit Value at end of year........        0.972
    Number of units outstanding at
      end of year....................    4,934,773
    GLOBAL LIFE SCIENCES PORTFOLIO --
      SERVICE SHARES (5/00)
    Unit Value at beginning of
      year...........................  $     1.000
    Unit Value at end of year........        1.135
    Number of units outstanding at
      end of year....................    1,951,454
    GLOBAL TECHNOLOGY PORTFOLIO --
      SERVICE SHARES (5/00)
    Unit Value at beginning of
      year...........................  $     1.000
    Unit Value at end of year........        0.672
    Number of units outstanding at
      end of year....................    5,661,986
    WORLDWIDE GROWTH PORTFOLIO --
      SERVICE SHARES (5/00)
    Unit Value at beginning of
      year...........................  $     1.000
    Unit Value at end of year........        0.798
    Number of units outstanding at
      end of year....................    7,908,763

                  APPENDIX A: CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                                                     YEARS ENDED                      PERIOD FROM
                                                      ------------------------------------------   DECEMBER 16, 1996
                                        YEAR ENDED    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,           TO
           FUNDING OPTION                  2000           1999           1998           1997       DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS VARIABLE SERIES
  FUNDS, INC.
    CAPITAL FUND (10/98)
    Unit Value at beginning of
      period.........................  $     1.305    $     1.084    $     1.000            N/A             N/A
    Unit Value at end of period......        1.522          1.305          1.084            N/A             N/A
    Number of units outstanding at
      end of period..................      907,328        216,465         55,964            N/A             N/A
    INVESTORS FUND (6/98)
    Unit Value at beginning of
      period.........................  $     1.132    $     1.029    $     1.000            N/A             N/A
    Unit Value at end of period......        1.287          1.132          1.029            N/A             N/A
    Number of units outstanding at
      end of period..................    7,090,936      3,905,967      1,764,644            N/A             N/A
    SMALL CAP GROWTH FUND
    Unit Value at beginning of
      period.........................  $     1.000            N/A            N/A            N/A             N/A
    Unit Value at end of period......        1.522            N/A            N/A            N/A             N/A
    Number of units outstanding at
      end of period..................      417,439            N/A            N/A            N/A             N/A
TRAVELERS SERIES FUND, INC.
    ALLIANCE GROWTH PORTFOLIO (6/97)
    Unit Value at beginning of
      period.........................  $     2.189    $     1.679    $     1.319     $    1.037         $ 1.000
    Unit Value at end of period......        1.765          2.189          1.679          1.319           1.037
    Number of units outstanding at
      end of period..................   32,922,575     25,024,627     13,211,206      1,062,634              --
    MFS TOTAL RETURN PORTFOLIO (5/97)
    Unit Value at beginning of
      period.........................  $     1.319    $     1.303    $     1.183     $    1.000             N/A
    Unit Value at end of period......        1.517          1.319          1.303          1.183             N/A
    Number of units outstanding at
      end of period..................   29,382,873     27,173,225     16,380,184        962,287             N/A
    PUTNAM DIVERSIFIED INCOME
      PORTFOLIO (5/97)+
    Unit Value at beginning of
      period.........................  $     1.059    $     1.062    $     1.070     $    1.007         $ 1.000
    Unit Value at end of period......        1.040          1.059          1.062          1.070           1.007
    Number of units outstanding at
      end of period..................    3,631,653      3,396,677      1,955,397         51,659              --
THE TRAVELERS SERIES TRUST
    CONVERTIBLE BOND PORTFOLIO (5/98)
    Unit Value at beginning of
      period.........................  $     1.170    $     1.000    $     1.000            N/A             N/A
    Unit Value at end of period......        1.299          1.170          1.000            N/A             N/A
    Number of units outstanding at
      end of period..................    3,349,925      1,137,997        458,699            N/A             N/A
    DISCIPLINED MID CAP STOCK
      PORTFOLIO (6/97)
    Unit Value at beginning of
      period.........................  $     1.541    $     1.377    $     1.195     $    1.000             N/A
    Unit Value at end of period......        1.773          1.541          1.377          1.195             N/A
    Number of units outstanding at
      end of period..................    3,629,362      2,663,507      1,425,770        120,880             N/A
    DISCIPLINED SMALL CAP STOCK
      PORTFOLIO (6/98)+
    Unit Value at beginning of
      period.........................  $     1.061    $     0.894    $     1.000            N/A             N/A
    Unit Value at end of period......        1.068          1.061          0.894            N/A             N/A
    Number of units outstanding at
      end of period..................    2,633,045      1,899,628        518,858            N/A             N/A
    EQUITY INCOME PORTFOLIO (5/97)
    Unit Value at beginning of
      period.........................  $     1.535    $     1.484    $     1.339     $    1.026         $ 1.000
    Unit Value at end of period......        1.652          1.535          1.484          1.339           1.026
    Number of units outstanding at
      end of period..................   22,535,737     19,892,863     12,301,819        639,656              --
    FEDERATED HIGH YIELD PORTFOLIO
      (5/97)
    Unit Value at beginning of
      period.........................  $     1.196    $     1.177    $     1.140     $    1.000             N/A
    Unit Value at end of period......        1.084          1.196          1.177          1.140             N/A
    Number of units outstanding at
      end of period..................   10,245,418     10,237,038      7,715,310        620,667             N/A
    FEDERATED STOCK PORTFOLIO (5/97)
    Unit Value at beginning of
      period.........................  $     1.552    $     1.494    $     1.285     $    1.000             N/A
    Unit Value at end of period......        1.588          1.552          1.494          1.285             N/A
    Number of units outstanding at
      end of period..................    7,399,546      7,710,739      4,599,587        352,550             N/A

                  APPENDIX A: CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                                                     YEARS ENDED                      PERIOD FROM
                                                      ------------------------------------------   DECEMBER 16, 1996
                                        YEAR ENDED    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,           TO
           FUNDING OPTION                  2000           1999           1998           1997       DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------------------------
THE TRAVELERS SERIES TRUST (CONT'D.)
    LARGE CAP PORTFOLIO (6/97)
    Unit Value at beginning of
      period.........................  $     2.123    $     1.665    $     1.245     $    1.023         $ 1.000
    Unit Value at end of period......        1.790          2.123          1.665          1.245           1.023
    Number of units outstanding at
      end of period..................   22,306,844     15,562,311      6,662,550        491,869              --
    LAZARD INTERNATIONAL STOCK
      PORTFOLIO (5/97)
    Unit Value at beginning of
      period.........................  $     1.460    $     1.216    $     1.095     $    1.027         $ 1.000
    Unit Value at end of period......        1.275          1.460          1.216          1.095           1.027
    Number of units outstanding at
      end of period..................   14,943,760     10,264,070      6,533,760        849,629              --
    MFS EMERGING GROWTH PORTFOLIO
      (4/97)
    Unit Value at beginning of
      period.........................  $     2.766    $     1.587    $     1.198     $    1.004         $ 1.000
    Unit Value at end of period......        2.179          2.766          1.587          1.198           1.004
    Number of units outstanding at
      end of period..................   16,347,855     11,222,748      5,891,811        528,553              --
    MFS MID CAP GROWTH PORTFOLIO
      (4/98)
    Unit Value at beginning of
      period.........................  $     1.595    $     0.985    $     1.000            N/A             N/A
    Unit Value at end of period......        1.721          1.595          0.985            N/A             N/A
    Number of units outstanding at
      end of period..................   10,884,619      3,220,420        696,846            N/A             N/A
    MFS RESEARCH PORTFOLIO (5/98)
    Unit Value at beginning of
      period.........................  $     1.285    $     1.054    $     1.000            N/A             N/A
    Unit Value at end of period......        1.197          1.285          1.054            N/A             N/A
    Number of units outstanding at
      end of period..................    2,244,673      1,352,776        149,981            N/A             N/A
    STRATEGIC STOCK PORTFOLIO(7/98)+
    Unit Value at beginning of
      period.........................  $     0.981    $     0.948    $     1.000            N/A             N/A
    Unit Value at end of period......        1.067          0.981          0.948            N/A             N/A
    Number of units outstanding at
      end of period..................      517,582        221,310         13,783            N/A             N/A
    TRAVELERS QUALITY BOND PORTFOLIO
      (5/97)
    Unit Value at beginning of
      period.........................  $     1.128    $     1.131    $     1.057     $    1.001         $ 1.000
    Unit Value at end of period......        1.190          1.128          1.131          1.057           1.001
    Number of units outstanding at
      end of period..................   16,565,402     13,396,194      9,328,606        378,758              --
WARBURG PINCUS TRUST
    EMERGING MARKETS PORTFOLIO (6/98)
    Unit Value at beginning of
      period.........................  $     1.313    $     0.734    $     1.000            N/A             N/A
    Unit Value at end of period......        0.886          1.313          0.734            N/A             N/A
    Number of units outstanding at
      end of period..................    2,477,705        892,012        223,688            N/A             N/A

  The Company began tracking the Accumulation Unit values in 1996, however the Separate Account held no assets until 1997. The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account. Funding Options not listed had no amounts yet allocated to them. The financial statements for Fund ABD and the consolidated financial statements of The Travelers Insurance Company and subsidiaries are contained in the SAI.

+ No longer available to new contract owners.

                  APPENDIX B: CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
                            ACCUMULATION UNIT VALUES

                                                                   YEARS ENDED                      PERIOD FROM
                                                    ------------------------------------------   DECEMBER 16, 1996
                                      YEAR ENDED    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,           TO
          FUNDING OPTION                 2000           1999           1998           1997       DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND (12/96)
    Unit Value at beginning of
      year.........................  $     3.098    $     2.046    $     1.283     $    1.032         $ 1.000
    Unit Value at end of year......        2.387          3.098          2.046          1.283           1.032
    Number of units outstanding at
      end of year..................   61,812,416     46,942,401     23,010,432      6,344,051          29,824
MONEY MARKET PORTFOLIO(2/97)
    Unit Value at beginning of
      year.........................  $     1.107    $     1.070    $     1.033     $    1.000             N/A
    Unit Value at end of year......        1.160          1.107          1.070          1.033             N/A
    Number of units outstanding at
      end of year..................   34,878,360     37,736,754     16,762,447      5,369,177             N/A
ALLIANCE VARIABLE PRODUCT SERIES
  FUND, INC.
    PREMIER GROWTH PORTFOLIO CLASS
      B (5/00)
    Unit Value at beginning of
      year.........................  $     1.000
    Unit Value at end of year......        0.786
    Number of units outstanding at
      end of year..................   13,647,974
DELAWARE GROUP PREMIUM FUND, INC.
    REIT SERIES(5/98)
    Unit Value at beginning of
      year.........................  $     0.866    $     0.901    $     1.000            N/A             N/A
    Unit Value at end of year......        1.121          0.866          0.901            N/A             N/A
    Number of units outstanding at
      end of year..................    2,273,183      1,280,359        632,612            N/A             N/A
DREYFUS VARIABLE INVESTMENT FUND
    APPRECIATION PORTFOLIO (4/98)
    Unit Value at beginning of
      year.........................  $     1.223    $     1.112    $     1.000            N/A             N/A
    Unit Value at end of year......        1.198          1.223          1.112            N/A             N/A
    Number of units outstanding at
      end of year..................   12,271,080     10,488,399      2,833,960            N/A             N/A
    SMALL CAP PORTFOLIO (4/98)
    Unit Value at beginning of
      year.........................  $     1.058    $     0.871    $     1.000            N/A             N/A
    Unit Value at end of year......        1.182          1.058          0.871            N/A             N/A
    Number of units outstanding at
      end of year..................   13,636,390      7,815,322      3,051,249            N/A             N/A
GREENWICH STREET SERIES FUND
    EQUITY INDEX PORTFOLIO CLASS II
      SHARES (5/99)
    Unit Value at beginning of
      year.........................  $     1.098    $     1.000            N/A            N/A             N/A
    Unit Value at end of year......        0.982          1.098            N/A            N/A             N/A
    Number of units outstanding at
      end of year..................   10,807,508      3,460,443            N/A            N/A             N/A
JANUS ASPEN SERIES
    BALANCED PORTFOLIO -- SERVICE
      SHARES (5/00)
    Unit Value at beginning of
      year.........................  $     1.000
    Unit Value at end of year......        0.972
    Number of units outstanding at
      end of year..................    5,246,201
    GLOBAL LIFE SCIENCES
      PORTFOLIO -- SERVICE SHARES
      (5/00)
    Unit Value at beginning of
      year.........................  $     1.000
    Unit Value at end of year......        1.135
    Number of units outstanding at
      end of year..................    2,447,663
    GLOBAL TECHNOLOGY PORTFOLIO --
      SERVICE SHARES (5/00)
    Unit Value at beginning of
      year.........................  $     1.000
    Unit Value at end of year......        0.672
    Number of units outstanding at
      end of year..................    7,604,465
    WORLDWIDE GROWTH PORTFOLIO --
      SERVICE SHARES (5/00)
    Unit Value at beginning of
      year.........................  $     1.000
    Unit Value at end of year......        0.798
    Number of units outstanding at
      end of year..................   13,421,744

                  APPENDIX B: CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                                                   YEARS ENDED                      PERIOD FROM
                                                    ------------------------------------------   DECEMBER 16, 1996
                                      YEAR ENDED    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,           TO
          FUNDING OPTION                 2000           1999           1998           1997       DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS VARIABLE SERIES
  FUNDS, INC.
    CAPITAL FUND (5/98)
    Unit Value at beginning of
      period.......................  $     1.305    $     1.084    $     1.000            N/A             N/A
    Unit Value at end of period....        1.522          1.305          1.084            N/A             N/A
    Number of units outstanding at
      end of period................    5,750,512      2,802,945      1,220,503            N/A             N/A
    INVESTORS FUND (4/98)
    Unit Value at beginning of
      year.........................  $     1.132    $     1.029    $     1.000            N/A             N/A
    Unit Value at end of year......        1.287          1.132          1.029            N/A             N/A
    Number of units outstanding at
      end of year..................   12,889,045      8,670,638      3,232,444            N/A             N/A
    SMALL CAP GROWTH FUND (5/00)
    Unit Value at beginning of
      period.......................  $     1.000            N/A            N/A            N/A             N/A
    Unit Value at end of period....        0.987            N/A            N/A            N/A             N/A
    Number of units outstanding at
      end of period................    2,056,506            N/A            N/A            N/A             N/A
TRAVELERS SERIES FUND INC.
    ALLIANCE GROWTH PORTFOLIO
      (12/96)
    Unit Value at beginning of
      year.........................  $     2.189    $     1.679    $     1.319     $    1.037         $ 1.000
    Unit Value at end of year......        1.765          2.189          1.679          1.319           1.037
    Number of units outstanding at
      end of year..................   55,775,319     47,167,905     31,011,054      8,259,362           2,250
    MFS TOTAL RETURN PORTFOLIO
      (1/97)
    Unit Value at beginning of
      year.........................  $     1.319    $     1.303    $     1.183     $    1.000             N/A
    Unit Value at end of year......        1.517          1.319          1.303          1.183             N/A
    Number of units outstanding at
      end of year..................   53,326,538     54,290,552     42,017,841      9,959,634             N/A
    PUTNAM DIVERSIFIED INCOME
      PORTFOLIO (12/96)
    Unit Value at beginning of
      year.........................  $     1.059    $     1.062    $     1.070     $    1.007         $ 1.000
    Unit Value at end of year......        1.040          1.059          1.062          1.070           1.007
    Number of units outstanding at
      end of year..................    5,247,966      4,489,463      3,797,291      1,132,608           3,300
THE TRAVELERS SERIES TRUST
    CONVERTIBLE BOND PORTFOLIO
      (5/98)
    Unit Value at beginning of
      year.........................  $     1.170    $     1.000    $     1.000            N/A             N/A
    Unit Value at end of year......        1.299          1.170          1.000            N/A             N/A
    Number of units outstanding at
      end of year..................    7,553,759      2,431,429        414,907            N/A             N/A
    DISCIPLINED MID CAP STOCK
      PORTFOLIO (6/97)
    Unit Value at beginning of
      year.........................  $     1.541    $     1.377    $     1.195     $    1.000             N/A
    Unit Value at end of year......        1.773          1.541          1.377          1.195             N/A
    Number of units outstanding at
      end of year..................    8,454,274      6,716,626      5,142,990      1,668,733             N/A
    DISCIPLINED SMALL CAP STOCK
      PORTFOLIO (5/98)+
    Unit Value at beginning of
      year.........................  $     1.061    $     0.894    $     1.000            N/A             N/A
    Unit Value at end of year......        1.068          1.061          0.894            N/A             N/A
    Number of units outstanding at
      end of year..................    1,991,224      1,202,404        450,528            N/A             N/A
    EQUITY INCOME PORTFOLIO (12/96)
    Unit Value at beginning of
      year.........................  $     1.535    $     1.484    $     1.339     $    1.026         $ 1.339
    Unit Value at end of year......        1.652          1.535          1.484          1.339           1.026
    Number of units outstanding at
      end of year..................   37,849,058     35,687,217     25,733,333      6,719,150          30,196
    FEDERATED HIGH YIELD PORTFOLIO
      (1/97)
    Unit Value at beginning of
      year.........................  $     1.196    $     1.177    $     1.140     $    1.000             N/A
    Unit Value at end of year......        1.084          1.196          1.177          1.140             N/A
    Number of units outstanding at
      end of year..................   19,736,049     22,260,856     18,811,555      4,566,993             N/A

                  APPENDIX B: CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                                                   YEARS ENDED                      PERIOD FROM
                                                    ------------------------------------------   DECEMBER 16, 1996
                                      YEAR ENDED    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,           TO
          FUNDING OPTION                 2000           1999           1998           1997       DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------------------------
THE TRAVELERS SERIES TRUST (CONT'D)
    FEDERATED STOCK PORTFOLIO
      (1/97)
    Unit Value at beginning of
      year.........................  $     1.552    $     1.494    $     1.285     $    1.000             N/A
    Unit Value at end of year......        1.588          1.552          1.494          1.285             N/A
    Number of units outstanding at
      end of year..................   13,157,332     14,406,177     11,892,034      3,816,999             N/A
    LARGE CAP PORTFOLIO (12/96)
    Unit Value at beginning of
      year.........................  $     2.123    $     1.665    $     1.245     $    1.023         $ 1.000
    Unit Value at end of year......        1.790          2.123          1.665          1.245           1.023
    Number of units outstanding at
      end of year..................   34,231,283     28,051,763     15,040,703      4,815,858           7,800
    LAZARD INTERNATIONAL STOCK
      PORTFOLIO (12/96)
    Unit Value at beginning of
      year.........................  $     1.460    $     1.216    $     1.095     $    1.027         $ 1.000
    Unit Value at end of year......        1.275          1.460          1.216          1.095           1.027
    Number of units outstanding at
      end of year..................   30,394,514     25,226,349     17,270,810      5,694,288           5,702
    MFS EMERGING GROWTH PORTFOLIO
      (12/96)
    Unit Value at beginning of
      year.........................  $     2.766    $     1.587    $     1.198     $    1.004         $ 1.000
    Unit Value at end of year......        2.179          2.766          1.587          1.198           1.004
    Number of units outstanding at
      end of year..................   29,190,353     22,881,721     15,538,984      4,218,974          31,886
    MFS MID CAP GROWTH PORTFOLIO
      (4/98)
    Unit Value at beginning of
      year.........................  $     1.595    $     0.985    $     1,000            N/A             N/A
    Unit Value at end of year......        1.721          1.595          0.985            N/A             N/A
    Number of units outstanding at
      end of year..................   14,558,647      4,760,902        965,761            N/A             N/A
    MFS RESEARCH PORTFOLIO (5/98)
    Unit Value at beginning of
      year.........................  $     1.285    $     1.054    $     1.000            N/A             N/A
    Unit Value at end of year......        1.197          1.285          1.054            N/A             N/A
    Number of units outstanding at
      end of year..................    1,772,277        669,474        211,400            N/A             N/A
    STRATEGIC STOCK PORTFOLIO
      (5/98)+
    Unit Value at beginning of
      year.........................  $     0.981    $     0.948    $     1.000            N/A             N/A
    Unit Value at end of year......        1.067          0.981          0.948            N/A             N/A
    Number of units outstanding at
      end of year..................      344,269        434,122        147,123            N/A             N/A
    TRAVELERS QUALITY BOND
      PORTFOLIO (12/96)
    Unit Value at beginning of
      year.........................  $     1.128    $     1.131    $     1.057     $    1.001         $ 1.000
    Unit Value at end of year......        1.190          1.128          1.131          1.057           1.001
    Number of units outstanding at
      end of year..................   26,960,877     26,069,226     15,435,236      3,137,736          95,203
WARBURG PINCUS TRUST
    EMERGING MARKETS PORTFOLIO
      (5/98)
    Unit Value at beginning of
      year.........................  $     1.313    $     0.734    $     1.000            N/A             N/A
    Unit Value at end of year......        0.886          1.313          0.734            N/A             N/A
    Number of units outstanding at
      end of year..................    4,854,364      2,521,807        780,839            N/A             N/A

Date next to each fund's name reflects the date money first came into the fund through the Separate Account. Funding options not listed had no amounts yet allocated to them. "Number of units outstanding at end of year" may include units for contract owners in the payout phase. The financial statements for Fund ABD II and the financial statements of The Travelers Life and Annuity Company are contained in the SAI.

+ No longer available to new contract owners.

                                   APPENDIX C
--------------------------------------------------------------------------------

                               THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the separate accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account contract value, or the dollar amount of fixed annuity payments made under any payout option.

We guarantee that, at any time, the Fixed Account contract value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account which supports insurance and annuity obligations. Neither the general account nor any interest therein is registered under, nor subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3% per year. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of 3% per year in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

TRANSFERS

You may make transfers from the Fixed Account to any other available variable funding option(s) twice a year during the 30 days following the semiannual anniversary of the contract date. We limit transfers to an amount of up to 15% of the Fixed Account contract value on the semiannual contract effective date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to variable funding options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the variable funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                                   APPENDIX D
------------------------------------------------------------------------------

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

     The Insurance Company
     Principal Underwriter
     Distribution and Principal Underwriting Agreement
     Valuation of Assets
     Performance Information
     Federal Tax Considerations
     Independent Accountants
     Financial Statements

------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated May 1, 2001 are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided below, and mail to: The Travelers Life and Annuity Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183. The Travelers Insurance Company Statement of Additional Information is printed on Form L-21194S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-21195S.

Name:
----------------------------------------

Address:
----------------------------------------

----------------------------------------

                      THIS PAGE INTENTIONALLY LEFT BLANK.

L-21194                                                           5/01

                  TRAVELERS ACCESS SELECT ANNUITY PROSPECTUS:

                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES

This prospectus describes TRAVELERS ACCESS SELECT ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by The Travelers Insurance Company or The Travelers Life and Annuity Company, depending on the state in which you purchased your Contract. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("qualified Contracts") as well as those that do not qualify for such treatment ("nonqualified Contracts"). We may issue it as an individual Contract or as a group Contract. When we issue a group Contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to Contracts and certificates as "Contracts."

You can choose to have your premium ("purchase payments") accumulate on a variable and/or fixed basis in one of our funding options. Your contract value before the maturity date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the variable funding options you select. You bear the investment risk of investing in the variable funding options. The variable funding options are:

Capital Appreciation Fund
Money Market Portfolio
AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. Value Fund
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
  Premier Growth Portfolio Class B
CREDIT SUISSE WARBURG PINCUS TRUST
  Emerging Markets Portfolio
DELAWARE GROUP PREMIUM FUND
  REIT Series
DREYFUS VARIABLE INVESTMENT FUND
  Appreciation Portfolio -- Initial Class
  Small Cap Portfolio -- Initial Class
GREENWICH STREET SERIES FUND
  Appreciation Portfolio
  Equity Index Portfolio -- Class II Shares
  Fundamental Value Portfolio(1)
JANUS ASPEN SERIES
  Balanced Portfolio -- Service Shares
  Global Life Sciences Portfolio -- Service Shares
  Global Technology Portfolio -- Service Shares
  Worldwide Growth Portfolio -- Service Shares
PIMCO VARIABLE INSURANCE TRUST
  Total Return Bond Portfolio
PUTNAM VARIABLE TRUST
  Putnam VT International Growth Fund --
    Class IB Shares
  Putnam VT Voyager II Fund -- Class IB Shares
SALOMON BROTHERS VARIABLE SERIES FUND INC.
  Capital Fund
  Investors Fund
TRAVELERS SERIES FUND INC.
  AIM Capital Appreciation Portfolio
  Alliance Growth Portfolio
  MFS Total Return Portfolio
  Smith Barney Aggressive Growth Portfolio
  Smith Barney Large Capitalization Growth
    Portfolio
THE TRAVELERS SERIES TRUST
  Convertible Bond Portfolio
  Disciplined Mid Cap Stock Portfolio
  Equity Income Portfolio
  Federated High Yield Portfolio
  Federated Stock Portfolio
  Large Cap Portfolio
  Lazard International Stock Portfolio
  MFS Emerging Growth Portfolio
  MFS Mid Cap Growth Portfolio
  Travelers Quality Bond Portfolio
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio Class II Shares
  Emerging Growth Portfolio Class II Shares
VARIABLE INSURANCE PRODUCTS FUND II (FIDELITY)
  Contrafund(R) Portfolio -- Service Class 2
VARIABLE INSURANCE PRODUCTS FUND III (FIDELITY)
  Mid Cap Portfolio -- Service Class 2

---------------
    (1) formerly offered as Total Return Portfolio

The Contract, certain contract features and/or some of the funding options may not be available in all states. THE CURRENT PROSPECTUSES FOR THE UNDERLYING FUNDS THAT SUPPORT THE VARIABLE FUNDING OPTIONS MUST ACCOMPANY THIS PROSPECTUS. READ AND RETAIN THEM FOR FUTURE REFERENCE.

This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 1, 2001. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183, call 1-800-842-8573 or access the SEC's website (http://www.sec.gov). See Appendix D for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                             PROSPECTUS MAY 1, 2001

                               TABLE OF CONTENTS

Index of Special Terms................      2
Summary...............................      3
Fee Table.............................      6
Condensed Financial Information.......     10
The Annuity Contract..................     10
  Contract Owner Inquiries............     10
  Purchase Payments...................     10
  Accumulation Units..................     10
  The Variable Funding Options........     11
Fixed Account.........................     14
Charges and Deductions................     14
  General.............................     14
  Administrative Charges..............     15
  Mortality and Expense Risk Charge...     16
  Variable Funding Option Expenses....     16
  Premium Tax.........................     16
  Changes in Taxes Based Upon Premium
     or Value.........................     16
Transfers.............................     16
  Dollar Cost Averaging...............     16
Access to Your Money..................     17
  Systematic Withdrawals..............     18
  Loans...............................     18
Ownership Provisions..................     18
  Types of Ownership..................     18
  Contract Owner......................     18
  Beneficiary.........................     18
  Annuitant...........................     19
Death Benefit.........................     19
  Death Proceeds Before the Maturity
     Date.............................     19
  Payment of Proceeds.................     19
  Death Proceeds After the Maturity
     Date.............................     21
The Annuity Period....................     21
  Maturity Date.......................     21
  Allocation of Annuity...............     22
  Variable Annuity....................     22
  Fixed Annuity.......................     22
Payment Options.......................     23
  Election of Options.................     23
  Annuity Options.....................     23
  Income Options......................     24
Miscellaneous Contract Provisions.....     24
  Right to Return.....................     24
  Termination.........................     24
  Required Reports....................     25
  Suspension of Payments..............     25
The Separate Accounts.................     25
  Performance Information.............     26
Federal Tax Considerations............     26
  General Taxation of Annuities.......     26
  Types of Contracts: Qualified or
     Nonqualified.....................     27
  Nonqualified Annuity Contracts......     27
  Qualified Annuity Contracts.........     28
  Penalty Tax for Premature
     Distributions....................     28
  Diversification Requirements for
     Variable Annuities...............     28
  Ownership of the Investments........     28
  Mandatory Distributions for
     Qualified Plans..................     28
  Taxation of Death Benefit
     Proceeds.........................     28
Other Information.....................     29
  The Insurance Companies.............     29
  Financial Statements................     29
  Distribution of Variable Annuity
     Contracts........................     29
  Conformity with State and Federal
     Laws.............................     29
  Voting Rights.......................     29
  Legal Proceedings and Opinions......     30
Appendix A: Condensed Financial
  Information for The Travelers
  Insurance Company: Separate Account
  ABD.................................    A-1
Appendix B: Condensed Financial
  Information for The Travelers Life &
  Annuity Company: Separate Account
  ABD II..............................    B-1
Appendix C: The Fixed Account.........    C-1
Appendix D: Contents of the Statement
  of Additional Information...........    D-1

                             INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.

Accumulation Period...................     10
Accumulation Unit.....................     10
Annuitant.............................     19
Annuity Payments......................     21
Annuity Unit..........................     11
Cash Surrender Value..................     17
Contingent Annuitant..................     19
Contract Date.........................     10
Contract Owner (You,).................     18
Contract Value........................     10
Contract Year.........................     10
Death Report Date.....................     19
Fixed Account.........................    C-1
Funding Option(s).....................     11
Joint Owner...........................     18
Maturity Date.........................     21
Purchase Payment......................     10
Underlying Fund.......................     11
Written Request.......................     10

                                    SUMMARY:
                        TRAVELERS ACCESS SELECT ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, ("the Company," "We" or "Us") depending on where you reside. Each company sponsors its own separate account, both of which are described later in this prospectus. The Travelers Insurance Company sponsors the Travelers Fund ABD for Variable Annuities ("Fund ABD"); The Travelers Life and Annuity Company sponsors the Travelers Fund ABD II for Variable Annuities ("Fund ABD II"). When we refer to the Separate Account, we are referring to either Fund ABD or Fund ABD II, depending upon your issuing company.

Your issuing company is The Travelers Life and Annuity Company unless you reside in the locations listed below, which contracts are issued by The Travelers Insurance Company.

Kansas                             Oregon(1)
Maine                              Puerto Rico
New Hampshire                      Tennessee
New Jersey                         Washington(1)
New York                           Wyoming
North Carolina

---------------
(1) The Travelers Insurance Company issues only single premium contracts with variable and fixed accounts for these states. The Travelers Life and Annuity Company issues only flexible premium contracts with variable accounts in these states. Please refer to your Contract or ask your agent for more information.

You may also refer to the cover page of your Contract for the name of your issuing company. You may only purchase a Contract where the Contract has been approved. Not all locations have approved all Contracts.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the variable funding options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The variable funding options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the variable funding options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase. During the accumulation phase generally, under a qualified contract, your pre-tax contribution accumulates on a tax-deferred basis and is taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified contract, earnings on your after-tax contribution accumulates on a tax-deferred basis and is taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive payments from the variable funding options and/or the Fixed Account. If you elect variable payments, the dollar amount or your payments may increase or decrease. Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within twenty days after you receive it, you will receive a full refund of your contract value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the underlying funds). Where state law requires a longer right to return period, or the return of purchase payments, the Company will comply. You bear the investment risk on the purchase payment allocated to a variable funding option during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, we will refund your full purchase payment. During the remainder of the right to return period, we will refund your contract value (including charges we assessed) . We will determine your contract value at the close of business on the day we receive a written request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? Through its subaccounts, the Separate Account uses your purchase payments to purchase units, at your direction, of one or more of the variable funding options. In turn, each variable funding option invests in an underlying mutual fund ("underlying fund") that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these variable funding options.

You can transfer between the variable funding options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other contract owners. You may transfer between the Fixed Account and the variable funding options twice a year (during the 30 days after the six-month contract date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% an deduct the M&E at an annual rate of 1.25%. For Contracts with a value of less than $40,000, we also deduct an annual administrative charge of $30. Each underlying fund also charges for management and other expenses.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your purchase payments and on any earnings when you make a withdrawal or begin receiving annuity payments. Under a nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? The death benefit applies upon the first death of the contract owner, joint owner, or annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) due proof of death and
(2) written payment instructions. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about accumulation unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

     - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in variable funding options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     - SYSTEMATIC WITHDRAWAL OPTION. Before the maturity date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.

     - AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match your original (or your latest) funding option allocation request.

                                   FEE TABLE
--------------------------------------------------------------------------------
The purpose of this Fee Table is to assist Contract Owners in understanding the various costs and expenses that a Contract Owner will bear, directly or indirectly. See "Charges and Deductions" in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. "Other Expenses" include operating costs of the fund. These expenses are reflected in each funding option's net asset value and are not deducted from the account value under the Contract.

TRANSACTION EXPENSES

     Annual Contract Administrative Charge (Waived if
       contract value is $40,000 or more)                      $30


ANNUAL SEPARATE ACCOUNT CHARGES
(as a percentage of the average daily net assets of the
  Separate Account)
       Mortality & Expense Risk Charge                       1.25%
       Administrative Expense Charge                         0.15%
                                                             -----
          Total Separate Account Charges                     1.40%

VARIABLE FUNDING OPTION EXPENSES:
(as a percentage of average daily net assets of the funding option as of December 31, 2000, unless otherwise noted)

                                                                                                       TOTAL ANNUAL
                                                                                                        OPERATING
                                                       MANAGEMENT FEE                OTHER EXPENSES     EXPENSES#
                                                       (AFTER EXPENSE                (AFTER EXPENSE   (AFTER EXPENSE
FUNDING OPTIONS:                                       REIMBURSEMENT)   12B-1 FEES   REIMBURSEMENT)   REIMBURSEMENT)
--------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund............................       0.81%                         0.02%            0.83%
Money Market Portfolio...............................       0.38%                         0.02%            0.40%
AIM VARIABLE INSURANCE FUNDS, INC.
    AIM V.I. Value Fund..............................       0.61%                         0.23%            0.84%
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
    Premier Growth Portfolio -- Class B*.............       1.00%          0.25%          0.05%            1.30%
CREDIT SUISSE WARBURG PINCUS TRUST
    Emerging Markets Portfolio.......................       1.09%                         0.31%            1.40%(1)
DELAWARE GROUP PREMIUM FUND
    REIT Series......................................       0.57%                         0.28%            0.85%(2)
DREYFUS VARIABLE INVESTMENT FUND
    Appreciation Portfolio -- Initial Class..........       0.75%                         0.03%            0.78%(3)
    Small Cap Portfolio -- Initial Class.............       0.75%                         0.03%            0.78%(3)
GREENWICH STREET SERIES FUND
    Appreciation Portfolio...........................       0.75%                         0.03%            0.78%(4)
    Diversified Strategic Income Portfolio+..........       0.65%                         0.13%            0.78%(4)
    Equity Index Portfolio -- Class II Shares*.......       0.21%          0.25%          0.04%            0.50%(5)
    Fundamental Value Portfolio......................       0.75%                         0.04%            0.79%(4)
JANUS ASPEN SERIES
    Balanced Portfolio -- Service Shares*............       0.65%          0.25%          0.02%            0.92%
    Global Life Sciences Portfolio -- Service
      Shares*........................................       0.65%          0.25%          0.30%            1.20%
    Global Technology Portfolio -- Service Shares*...       0.65%          0.25%          0.04%            0.94%
    Worldwide Growth Portfolio -- Service Shares*....       0.65%          0.25%          0.05%            0.95%
PIMCO VARIABLE INSURANCE TRUST
    Total Return Bond Portfolio......................       0.25%                         0.40%            0.65%(6)
PUTNAM VARIABLE TRUST
    Putnam VT International Growth Fund -- Class IB
      Shares*........................................       0.76%          0.25%          0.18%            1.19%
    Putnam VT Voyager II Fund -- Class IB Shares*....       0.70%          0.25%          0.30%            1.25%(7)
SALOMON BROTHERS VARIABLE SERIES FUND INC.
    Capital Fund.....................................       0.58%                         0.42%            1.00%(8)
    Investors Fund...................................       0.70%                         0.21%            0.91%
THE TRAVELERS SERIES TRUST
    Convertible Bond Portfolio.......................       0.66%                         0.14%            0.80%(9)
    Disciplined Mid Cap Stock Portfolio..............       0.76%                         0.12%            0.88%
    Disciplined Small Cap Stock Portfolio+...........       0.86%                         0.14%            1.00%(9)
    Equity Income Portfolio..........................       0.75%                         0.07%            0.82%(10)
    Federated High Yield Portfolio...................       0.71%                         0.17%            0.88%
    Federated Stock Portfolio........................       0.69%                         0.14%            0.82%
    Large Cap Portfolio..............................       0.75%                         0.07%            0.82%(10)
    Lazard International Stock Portfolio.............       0.89%                         0.14%            1.02%
    MFS Emerging Growth Portfolio....................       0.81%                         0.05%            0.86%
    MFS Mid Cap Growth Portfolio.....................       0.86%                         0.04%            0.90%
    Travelers Quality Bond Portfolio.................       0.38%                         0.11%            0.49%

                                                                                                       TOTAL ANNUAL
                                                                                                        OPERATING
                                                       MANAGEMENT FEE                OTHER EXPENSES     EXPENSES#
                                                       (AFTER EXPENSE                (AFTER EXPENSE   (AFTER EXPENSE
FUNDING OPTIONS:                                       REIMBURSEMENT)   12B-1 FEES   REIMBURSEMENT)   REIMBURSEMENT)
--------------------------------------------------------------------------------------------------------------------
TRAVELERS SERIES FUND INC.
    AIM Capital Appreciation Portfolio...............       0.80%                         0.03%            0.83%(11)
    Alliance Growth Portfolio........................       0.80%                         0.01%            0.81%(11)
    MFS Total Return Portfolio.......................       0.80%                         0.04%            0.84%(11)
    Smith Barney Aggressive Growth Portfolio.........       0.80%                         0.19%            0.99%(11)
    Smith Barney Large Capitalization Growth
      Portfolio......................................       0.75%                         0.02%            0.77%(11)
VAN KAMPEN LIFE INVESTMENT TRUST
    Comstock Portfolio Class II Shares*..............       0.00%          0.25%          0.95%            1.20%(12)
    Emerging Growth Portfolio Class II Shares*.......       0.70%          0.25%          0.05%            1.00%
VARIABLE INSURANCE PRODUCTS FUND II
    Contrafund(R) Portfolio -- Service Class 2*......       0.57%          0.25%          0.10%            0.92%(13)
VARIABLE INSURANCE PRODUCTS FUND III
    Mid Cap Portfolio -- Service Class 2*............       0.57%          0.25%          0.17%            0.99%(13)

 * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

 + No longer available to new contract owners.

# Some numbers have been rounded.

NOTES:

(1) Fee waivers, expense reimbursements, or expense credits reduced expenses for the EMERGING MARKETS PORTFOLIO during 2000, but this may be discontinued at any time. Without such arrangements, the Management Fees, Other Expenses and Total Annual Operating Expenses would equal 1.25%, 0.42% and 1.67%, respectively. The Other Expenses are based on annualized estimates of expenses for the fiscal year ending December 31, 2000, net of any fee waivers or expense reimbursements.

(2) The Adviser for the REIT SERIES is Delaware Management Company ("DMC"). Effective through April 30, 2001, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Without such an arrangement, Total Annual Operating Expenses would have been 1.03%.

(3) Total Annual Operating Expenses for the SMALL CAP PORTFOLIO -- INITIAL SHARES and the APPRECIATION PORTFOLIO -- INITIAL SHARES do not include interest expense, loan commitment fees, and dividends on securities sold short. These figures are for the year ended December 31, 2000. Actual expenses in future years may be higher or lower than the fees given.

(4) The Management Fee includes 0.20% for fund administration.

(5) The Management Fee includes 0.06% for fund administration.

(6) "Other Expenses" reflects a 0.25% administrative fee and 0.01% representing organizational expenses and pro rata Trustees' fees for the TOTAL RETURN BOND PORTFOLIO. PIMCO has contractually agreed to reduce Total Annual Operating Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets for the TOTAL RETURN BOND PORTFOLIO. Without such reductions, Total Annual Operating Expenses for the fiscal year ended December 31, 2000 would have been 0.66%. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(7) The Total Annual Operating Expenses for the VT VOYAGER FUND II -- CLASS IB SHARES are based on estimated expenses. This fund commenced operations on September 1, 2000.

(8) The Adviser has waived all or a portion of its Management Fees for the year ended December 31, 2000. If such fees were not waived or expenses reimbursed, the Management Fee, Other Expenses, and Total Annual Operating Expenses would have been 0.85%, 0.42%, and 1.27%, respectively for the CAPITAL FUND.

(9) Travelers Insurance Company has agreed to reimburse the CONVERTIBLE BOND PORTFOLIO, and the DISCIPLINED SMALL CAP STOCK PORTFOLIO for expenses for the period ended December 31, 2000 which exceeded 0.80% and 1.00%, respectively. Without such voluntary arrangements, the actual annualized Total Annual Operating Expenses would have been 0.90% and 1.14%, respectively.

(10) TAMIC or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. Without such expense reductions, Total Annual Operating Expenses for the EQUITY INCOME PORTFOLIO and the LARGE CAP PORTFOLIO would have been 0.87% and 0.84%, respectively.

(11) Expenses are as of October 31, 2000 (the Fund's fiscal yearend). There were no fees waived or expenses reimbursed for these funds in 2000.

(12) If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the COMSTOCK PORTFOLIO CLASS II SHARES would have been 2.38%.

(13) Actual annual operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. Without such reduction, Total Annual Operating Expenses for the CONTRAFUND(R) PORTFOLIO -- SERVICE CLASS 2, and MID CAP PORTFOLIO -- SERVICE CLASS 2 would have been 0.90%, and 0.94%, respectively.

EXAMPLE:

These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the underlying funds for the year ended December 31, 2000, and assume that any fee waivers and expense reimbursements will continue. We cannot guarantee that these fee waivers and expense reimbursements will continue. The examples also assume that the $30 annual administrative charge is equivalent to 0.010% of the Separate Account contract value.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and the charges reflected in the expense table above.

                                                              IF CONTRACT IS SURRENDERED, ANNUITIZED,
                                                               OR IF NO WITHDRAWALS HAVE BEEN MADE AT
                                                                      THE END OF PERIOD SHOWN:
                                                              ----------------------------------------
FUNDING OPTION                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------------------------------
Capital Appreciation Fund...................................    23        70        120         257
Money Market Portfolio......................................    18        57         98         213
AIM VARIABLE INSURANCE FUNDS, INC.
    AIM V.I. Value Fund.....................................    23        70        120         258
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
    Premier Growth Portfolio -- Class B.....................    27        84        143         304
CREDIT SUISSE WARBURG PINCUS TRUST
    Emerging Markets Portfolio..............................    28        87        148         314
DELAWARE GROUP PREMIUM FUND
    REIT Series.............................................    23        71        121         260
DREYFUS VARIABLE INVESTMENT FUND
    Appreciation Portfolio -- Initial Class.................    22        69        117         252
    Small Cap Portfolio -- Initial Class....................    22        69        117         252
GREENWICH STREET SERIES FUND
    Appreciation Portfolio..................................    22        69        117         252
    Diversified Strategic Income Portfolio..................    22        69        117         252
    Equity Index Portfolio -- Class II Shares...............    19        60        103         223
    Fundamental Value Portfolio.............................    22        69        118         253
JANUS ASPEN SERIES
    Balanced Portfolio -- Service Shares....................    24        73        125         267
    Global Life Sciences Portfolio -- Service Shares........    26        81        139         294
    Global Technology Portfolio -- Service Shares...........    24        73        126         269
    Worldwide Growth Portfolio -- Service Shares............    24        74        126         270
PIMCO VARIABLE INSURANCE TRUST
    Total Return Bond Portfolio.............................    21        65        111         239
PUTNAM VARIABLE TRUST
    Putnam VT International Growth Fund -- Class IB
      Shares................................................    26        81        138         293
    Putnam VT Voyager II Fund -- Class IB Shares............    27        83        141         299
SALOMON BROTHERS VARIABLE SERIES FUND INC.
    Capital Fund............................................    24        75        129         275
    Investors Fund..........................................    24        72        124         266
THE TRAVELERS SERIES TRUST
    Convertible Bond Portfolio..............................    22        69        118         254
    Disciplined Mid Cap Stock Portfolio.....................    23        72        123         263
    Disciplined Small Cap Stock Portfolio+..................    24        75        129         275
    Equity Income Portfolio.................................    23        70        119         256
    Federated High Yield Portfolio..........................    23        72        123         263
    Federated Stock Portfolio...............................    23        70        119         256
    Large Cap Portfolio.....................................    23        70        119         256
    Lazard International Stock Portfolio....................    25        76        130         277
    MFS Emerging Growth Portfolio...........................    23        71        122         261

                                                              IF CONTRACT IS SURRENDERED, ANNUITIZED,
                                                               OR IF NO WITHDRAWALS HAVE BEEN MADE AT
                                                                      THE END OF PERIOD SHOWN:
                                                              ----------------------------------------
FUNDING OPTION                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------------------------------
    MFS Mid Cap Growth Portfolio............................    23        72        124         265
    Travelers Quality Bond Portfolio........................    19        60        103         222
TRAVELERS SERIES FUND INC.
    AIM Capital Appreciation Portfolio......................    23        70        120         257
    Alliance Growth Portfolio...............................    23        69        119         255
    MFS Total Return Portfolio..............................    23        70        120         258
    Smith Barney Aggressive Growth Portfolio................    24        75        128         274
    Smith Barney Large Capitalization Growth Portfolio......    22        68        117         251
VAN KAMPEN LIFE INVESTMENT TRUST
    Comstock Portfolio Class II Shares......................    26        81        139         294
    Emerging Growth Portfolio Class II Shares...............    24        75        129         275
VARIABLE INSURANCE PRODUCTS FUND II
    Contrafund(R) Portfolio -- Service Class 2..............    24        73        125         267
VARIABLE INSURANCE PRODUCTS FUND III
    Mid Cap Portfolio -- Service Class 2....................    24        75        128         274

+ No longer available to new contract owners.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                            See Appendices A and B.

                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------
Travelers Access Select Annuity is a contract between the contract owner("you") and the Company. We describe your rights and benefits in this prospectus and in the Contract. There may be differences in your Contract because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

You make purchase payments to us and we credit them to your Contract. We promise to pay you an income, in the form of annuity or income payments, beginning on a future date that you choose, the maturity date. The purchase payments accumulate tax deferred in the funding options of your choice. We offer multiple variable funding options, and one Fixed Account option. The contract owner assumes the risk of gain or loss according to the performance of the variable funding options. The contract value is the amount of purchase payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account contract value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account contract value"). The contract value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the maturity date the contract value will equal or exceed the total purchase payments made under the Contract. The date the contract and its benefits become effective is referred to as the contract date. Each 12-month period following the contract date is called a contract year.

Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-8573.

PURCHASE PAYMENTS

Your initial purchase payment is due and payable before the Contract becomes effective. The initial purchase payment must be at least $20,000. You may make additional payments of at least $500 at any time. Under certain circumstances, we may waive the minimum purchase payment requirement. Purchase payments over $1,000,000 may be made only with our prior consent.

We will apply the initial purchase payment less any applicable premium tax (net purchase payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent purchase payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the contract date and the maturity date is the accumulation period. During the accumulation period, an accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and their values may increase or decrease from day to day. The number of accumulation units we will credit to your

Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of its accumulation unit. We calculate the value of an accumulation unit for each funding option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the maturity date), you are credited with annuity units.

THE VARIABLE FUNDING OPTIONS

You choose the variable funding options to which you allocate your purchase payments. These variable funding options are subaccounts of the Separate Account. The subaccounts invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the underlying funds that must accompany this prospectus. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. There is no assurance that any of the underlying funds will meet its investment objectives. Contact your registered representative or call 1-800-842-8573 to request additional copies of the prospectuses.

The Company has entered into agreements with either the investment adviser or distributor of certain of the underlying funds in which the adviser or distributor pays us a fee for providing administrative services, which fee may vary. The fee is ordinarily based upon an annual percentage of the average aggregate net amount invested in the underlying funds on behalf of the Separate Account. In addition, an affiliated broker-dealer will receive 12b-1 fees deducted from certain underlying fund assets for providing distribution, shareholder support and administrative services to some of the underlying funds.

If any of the underlying funds become unavailable for allocating purchase payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

The current variable funding options are listed below, along with their investment advisers and any subadviser:

        FUNDING OPTION                         INVESTMENT OBJECTIVE                INVESTMENT ADVISER/ SUBADVISER
------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund        Seeks growth of capital through the use of        Travelers Asset Management
                                 common stocks. Income is not an objective. The    International Company LLC
                                 Fund invests principally in common stocks of      ("TAMIC")
                                 small to large companies which are expected to    Subadviser: Janus Capital Corp.
                                 experience wide fluctuations in price both in
                                 rising and declining markets.
Money Market Portfolio           Seeks high current income from short-term money   TAMIC
                                 market instruments while preserving capital and
                                 maintaining a high degree of liquidity.
AIM VARIABLE INSURANCE FUNDS,
INC.
    AIM V.I. Value Fund          Seeks to achieve long-term growth of capital by   AIM Advisers, Inc.
                                 investing primarily in equity securities of
                                 undervalued companies. Income is a secondary
                                 objective.
ALLIANCE VARIABLE PRODUCT
SERIES FUND, INC.
    Premier Growth Portfolio --  Seeks long-term growth of capital by investing    Alliance Capital Management
    Class B                      primarily in equity securities of a limited       ("Alliance")
                                 number of large, carefully selected, high
                                 quality U.S. companies that are judged likely to
                                 achieve superior earning momentum.

        FUNDING OPTION                         INVESTMENT OBJECTIVE                INVESTMENT ADVISER/ SUBADVISER
------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE WARBURG PINCUS
TRUST
    Emerging Markets Portfolio   Seeks long-term growth of capital by investing    Credit Suisse Asset Management,
                                 primarily in equity securities of non-U.S.        LLC
                                 issuers consisting of companies in emerging
                                 securities markets.
DELAWARE GROUP PREMIUM FUND
    REIT Series                  Seeks maximum long-term total return by           Delaware Management Company,
                                 investing in securities of companies primarily    Inc.
                                 engaged in the real estate industry. Capital      Subadviser: Lincoln Investment
                                 appreciation is a secondary objective.            Management, Inc.
DREYFUS VARIABLE INVESTMENT
FUND
    Appreciation Portfolio --    Seeks primarily to provide long-term capital      The Dreyfus Corporation
    Initial Class                growth consistent with the preservation of        Subadviser: Fayez Sarofim & Co.
                                 capital; current income is a secondary
                                 investment objective. The portfolio invests
                                 primarily in the common stocks of domestic and
                                 foreign insurers.
    Small Cap                    Seeks to maximize capital appreciation by         The Dreyfus Corporation
    Portfolio -- Initial Class   investing primarily in small-cap companies with
                                 total market values of less than $1.5 billion at
                                 the time of purchase.
GREENWICH STREET SERIES FUND
    Appreciation Portfolio       Seeks long term appreciation of capital by        Smith Barney Fund Management
                                 investing primarily in equity securities.         LLC ("SBFM")
    Equity Index Portfolio       Seeks to replicate, before deduction of           Travelers Investment Management
    Class II Shares              expenses, the total return performance of the     Co. ("TIMCO")
                                 S&P 500 Index.
    Fundamental Value Portfolio  Seeks long-term capital growth with current       SBFM
                                 income as a secondary objective.
JANUS ASPEN SERIES
    Balanced Portfolio --        Seeks long-term capital growth, consistent with   Janus Capital
    Service Shares               preservation of capital and balanced by current
                                 income.
    Global Life Sciences         Seeks long-term capital growth by investing       Janus Capital
    Portfolio -- Service Shares  primarily in equity securities of U.S. and foreign companies, normally investing at least
                                 65% of its total assets in companies with a life
                                 science orientation.
    Global Technology            Seeks long-term capital growth by investing       Janus Capital
    Portfolio -- Service Shares  primarily in equity securities of U.S. and foreign companies, normally investing at least
                                 65% of its total assets in companies likely to
                                 benefit significantly from advances in
                                 technology.
    Worldwide Growth             Seeks growth of capital in a manner consistent    Janus Capital
    Portfolio -- Service Shares  with preservation of capital by investing primarily in common stocks of companies of any
                                 size throughout the world.
PIMCO VARIABLE INSURANCE TRUST
    Total Return Bond Portfolio  Seeks maximum total return, consistent with       Pacific Investment Management
                                 preservation of capital and prudent investment    Company
                                 management, by investing primarily in
                                 investment-grade debt securities.
PUTNAM VARIABLE TRUST
    Putnam VT International      Seeks capital appreciation by investing mostly    Putnam Investment Management,
    Growth Fund -- Class IB      in common stocks of companies outside the United  Inc. ("Putnam")
    Shares                       States.
    Putnam VT Voyager II         Seeks capital appreciation by investing mainly    Putnam
    Fund -- Class IB Shares      in common stocks of U.S. companies with a focus
                                 on growth stocks.
SALOMON BROTHERS VARIABLE
SERIES FUND, INC.
    Capital Fund                 Seeks capital appreciation, primarily through     Salomon Brothers Asset
                                 investments in common stocks which are believed   Management ("SBAM")
                                 to have above-average price appreciation
                                 potential and which may involve above average
                                 risk.

        FUNDING OPTION                         INVESTMENT OBJECTIVE                INVESTMENT ADVISER/ SUBADVISER
------------------------------------------------------------------------------------------------------------------
    Investors Fund               Seeks long-term growth of capital, and,           SBAM
                                 secondarily, current income, through investments
                                 in common stocks of well-known companies.
TRAVELERS SERIES FUND INC.
    AIM Capital Appreciation     Seeks capital appreciation by investing           Travelers Investment Advisers
    Portfolio                    principally in common stock, with emphasis on     ("TIA")
                                 medium-sized and smaller emerging growth
                                 companies.
    Alliance Growth Portfolio    Seeks long-term growth of capital. Current        TIA
                                 income is only an incidental consideration. The   Subadviser: Alliance Capital
                                 Portfolio invests predominantly in equity         Management L.P.
                                 securities of companies with a favorable outlook
                                 for earnings and whose rate of growth is
                                 expected to exceed that of the U.S. economy over
                                 time.
    MFS Total Return Portfolio   (a balanced portfolio) Seeks to obtain above-     TIA
                                 average income (compared to a portfolio entirely  Subadviser: Massachusetts
                                 invested in equity securities) consistent with    Financial Services Company
                                 the prudent employment of capital. Generally, at  ("MFS")
                                 least 40% of the Portfolio's assets are invested
                                 in equity securities.
    Smith Barney Aggressive      Seeks capital appreciation by investing           SBFM
    Growth Portfolio             primarily in common stocks of companies that are
                                 experiencing, or have the potential to
                                 experience, growth of earnings, or that exceed
                                 the average earnings growth rate of companies
                                 whose securities are included in the S&P 500.
    Smith Barney Large           Seeks long-term growth of capital by investing    SBFM
    Capitalization Growth        in equity securities of companies with large
    Portfolio                    market capitalizations.
THE TRAVELERS SERIES TRUST
    Convertible Bond Portfolio   Seeks current income and capital appreciation by  TAMIC
                                 investing in convertible bond securities and in
                                 combinations of nonconvertible fixed-income
                                 securities and warrants or call options that
                                 together resemble convertible securities.
    Disciplined Mid Cap Stock    Seeks growth of capital by investing primarily    TAMIC
    Portfolio                    in a broadly diversified portfolio of U.S.        Subadviser: TIMCO
                                 common stocks.
    Disciplined Small Cap Stock  Seeks long term capital appreciation by           TAMIC
    Portfolio+                   investing primarily (at least 65% of its total    Subadviser: TIMCO
                                 assets) in the common stocks of U.S. Companies
                                 with relatively small market capitalizations at
                                 the time of investment.
    Equity Income Portfolio      Seeks reasonable income by investing at least     TAMIC
                                 65% in income-producing equity securities. The    Subadviser: Fidelity Management
                                 balance may be invested in all types of domestic  & Research Co ("FMR")
                                 and foreign securities, including bonds. The
                                 Portfolio seeks to achieve a yield that exceeds
                                 that of the securities comprising the S&P 500.
                                 The Subadviser also considers the potential for
                                 capital appreciation.
    Federated High Yield         Seeks high current income by investing primarily  TAMIC
    Portfolio                    in a professionally managed, diversified          Subadviser: Federated
                                 portfolio of fixed income securities.             Investment Counseling, Inc.
    Federated Stock Portfolio    Seeks growth of income and capital by investing   TAMIC
                                 principally in a professionally managed and       Subadviser: Federated
                                 diversified portfolio of common stock of high-    Investment Counseling, Inc.
                                 quality companies (i.e., leaders in their
                                 industries and characterized by sound management
                                 and the ability to finance expected growth).
    Large Cap Portfolio          Seeks long-term growth of capital by investing    TAMIC
                                 primarily in equity securities of companies with  Subadviser: FMR large market capitalizations.
    Lazard International Stock   Seeks capital appreciation by investing           TAMIC
    Portfolio                    primarily in the equity securities of non-United  Subadviser: Lazard Asset
                                 States companies (i.e., incorporated or           Management
                                 organized outside the United States).
    MFS Emerging Growth          Seeks to provide long-term growth of capital.     TAMIC
    Portfolio                    Dividend and interest income from portfolio       Subadviser: MFS
                                 securities, if any, is incidental to the MFS
                                 Portfolio's investment objective.

        FUNDING OPTION                         INVESTMENT OBJECTIVE                INVESTMENT ADVISER/ SUBADVISER
------------------------------------------------------------------------------------------------------------------
    MFS Mid Cap Growth           Seeks to obtain long-term growth of capital by    TAMIC
    Portfolio                    investing, under normal market conditions, at     Subadviser: MFS
                                 least 65% of its total assets in equity
                                 securities of companies with medium market
                                 capitalization which the investment adviser
                                 believes have above-average growth potential.
    Travelers Quality Bond       Seeks current income, moderate capital            TAMIC
                                 volatility and total return.
VAN KAMPEN LIFE INVESTMENT
TRUST
    Comstock Portfolio -- Class  Seeks capital growth and income through           Van Kampen Asset Management,
    II Shares                    investments in equity securities, including       Inc. ("VKAM")
                                 common stocks and securities convertible into
                                 common and preferred stocks.
    Emerging Growth              Seeks capital appreciation by investing           VKAM
    Portfolio -- Class II        primarily in common stocks of companies
    Shares                       considered to be emerging growth companies.
VARIABLE INSURANCE PRODUCTS
FUND II
    Contrafund(R) Portfolio --   Seeks long-term capital appreciation by           FMR
    Service Class 2              investing primarily in common stocks of
                                 companies whose value the adviser believes is
                                 not fully recognized by the public.
VARIABLE INSURANCE PRODUCTS
FUND III
    Mid Cap Portfolio --         Seeks long-term growth of capital and income by   FMR
    Service Class 2              investing primarily in income-producing equity
                                 securities, including common stocks and
                                 convertible securities.

Before the end of 2001, we anticipate substituting shares of a new portfolio for the following portfolio currently available in your Contract. You should know, however, that we cannot proceed with the proposed substitution until we receive certain regulatory approvals, and that details of the substitution, including the new portfolio to be offered, may change. We will notify you of the final details, including the approximate date, before the substitution occurs, and will notify you after the substitution has happened. Also, we will send you a current prospectus for the new funding option before the substitution occurs.
GREENWICH STREET SERIES FUND
    Diversified Strategic        Seeks high current income by investing primarily  SBFM
    Income Portfolio+            in the following fixed income securities: U.S.    Subadviser: Smith Barney Global
                                 Gov't and mortgage-related securities, foreign    Capital Management, Inc.
                                 gov't bonds and corporate bonds rated below
                                 investment grade.

---------------
+ No longer available to new contract owners.

                                 FIXED ACCOUNT
--------------------------------------------------------------------------------

We offer our Fixed Account as a funding option. Please see Appendix C for more information.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Contracts;

     - the death benefit paid on the death of the contract owner, annuitant, or first of the joint owners,

     - the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs);

     - administration of the annuity options available under the Contracts; and

     - the distribution of various reports to contract owners.

Costs and expenses we incur include:

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts,

     - sales and marketing expenses including commission payments to your sales agent, and

     - other costs of doing business.

Risks we assume include:

     - that annuitants may live longer than estimated when the annuity factors under the Contracts were established;

     - that the amount of the death benefit will be greater than the contract value, and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. We will not reduce or eliminate the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the contract, and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge:

     (1) from the distribution of death proceeds;

     (2) after an annuity payout has begun, or

     (3) if the contract value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called "sub-account administrative charge") on each business day from amounts allocated to the variable funding options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the variable funding options, and is reflected in our accumulation and annuity unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts we hold in the variable funding options. We reflect the deduction in our calculation of accumulation and annuity unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. This charge equals 1.25% annually. This charge compensates the company for risks assumed, benefits provided and expenses incurred, including payment of commissions to your sales agent.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the underlying funds in the fee table. Please review the prospectus for each underlying fund for a more complete description of that fund and its expenses.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your contract value either upon death, surrender, annuitization, or at the time you make purchase payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                   TRANSFERS
--------------------------------------------------------------------------------

Up to 30 days before the maturity date, you may transfer all or part of the contract value between variable funding options. We will make transfers at the value(s) next determined after we receive your request at our Home Office. There are no restrictions on the amount or frequency of transfers currently; however, we reserve the right to limit the number of transfers to one in any six-month period. We also reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things, not accept: 1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or 2) the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner. We further reserve the right to limit transfers that we determine will disadvantage other contract owners.

Since different underlying funds have different expenses, a transfer of contract values from one variable funding option to another could result in your investment becoming subject to higher or lower expenses. Also, you should consider the inherent risks involved in making transfers. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time.

After the maturity date, you may make transfers between funding options only with our consent.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more accumulation units in a funding option if the value per unit is low and will purchase fewer accumulation units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through written request or other method acceptable to us. You must have a minimum total contract value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

You may establish pre-authorized transfers of contract values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, we may credit increased interest rates to contract owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the contract owner may pre-authorize level transfers to any of the funding options under either a 6 Month Program or 12 Month Program. The 6 Month Program and the 12 Month Program will generally have different credited interest rates. Under the 6 Month Program, the interest rate can accrue up to 6 months on amounts in the Special DCA Program and we must transfer all purchase payments and accrued interest on a level basis to the selected funding options in 6 months. Under the 12 Month Program, the interest rate can accrue up to 12 months on funds in the Special DCA Program and we must transfer all purchase payments and accrued interest in this Program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program purchase payment and complete enrollment instructions are received by Travelers. If complete Program enrollment instructions are not received by the Company within 15 days of receipt of the initial Program purchase payment, the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your contract value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent purchase payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you otherwise direct.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Any time before the maturity date, you may redeem all or any portion of the contract value, less any premium tax not previously deducted ("cash surrender value"). Unless you submit a written request specifying the fixed or variable funding option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the contract value as of the close of business after we receive your withdrawal request at our Home Office. The contract value may be more or less than the purchase payments you made. You may not make withdrawals during the annuity period.

We may defer payment of any contract value for a period of up to seven days after the written request is received, but it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

SYSTEMATIC WITHDRAWALS

Before the maturity date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes. To elect systematic withdrawals, you must have a contract value of at least $15,000 and you must make the election on the form we provide. We will surrender accumulation units pro rata from all investment options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to contract owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

LOANS

Loans may be available under your Contract. If available, all loan provisions are described in your Contract or loan agreement.

                              OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

Contract Owner (you). The Contract belongs to the contract owner named in the Contract (on the Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for nonqualified contracts. You have sole power during the annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the contract owner.

Joint Owner. For nonqualified contracts only, you may name joint owners (e.g., spouses) in a written request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a written request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the annuitant or the contract owner. If more than one beneficiary survives the annuitant or contract owner, they will share equally in benefits unless you recorded different shares with the Company by written request before the death of the annuitant or contract owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the variable funding options or the Fixed Account, as most recently elected by the contract owner, until the death report date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by written request during the lifetime of the annuitant and while the Contract continues.

ANNUITANT

The annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. You may not change the annuitant after your Contract is in effect.

You may not change, delete or add a contingent annuitant after the Contract becomes effective.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

Before the maturity date, generally, a death benefit is payable when either the annuitant or a contract owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives due proof of death and written payment instructions ("death report date").

We must be notified of the annuitant's death no later than six months from the date of death in order to pay the death proceeds as described under "Death Proceeds Before the Maturity Date." If we are notified more than six months after the death, we will pay death proceeds equal to the contract value on the death report date, less any applicable premium tax.

DEATH PROCEEDS BEFORE THE MATURITY DATE

DEATH OF ANY OWNER OR THE ANNUITANT BEFORE AGE 75. We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or
(3) below, each reduced by any applicable premium tax, prior withdrawals or outstanding loans:

     (1) the Contract Value;

     (2) the total purchase payments made under the Contract; or

     (3) the Contract Value on the latest fifth contract year anniversary before the Company receives due proof of death.

DEATH OF ANY OWNER OR THE ANNUITANT ON OR AFTER AGE 75. We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or
(3) below, each reduced by any applicable premium tax, prior withdrawals or outstanding loans:

     (1) the Contract Value;

     (2) the total purchase payments made under the Contract; or

     (3) the Contract Value on the latest fifth contract year anniversary occurring on or before the annuitant's 75th birthday.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the maturity date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NONQUALIFIED CONTRACTS

-----------------------------------------------------------------------------------------------------------------
   BEFORE THE MATURITY DATE,       THE COMPANY WILL PAY               UNLESS...                MANDATORY PAYOUT
     UPON THE DEATH OF THE           THE PROCEEDS TO:                                            RULES APPLY*
-----------------------------------------------------------------------------------------------------------------
 Owner (who is not the           The beneficiary (ies),     Unless, the beneficiary is the    Yes
 annuitant) (with no joint       or if none, to the         contract owner's spouse and the
 owner)                          contract owner's estate.   spouse elects to continue the
                                                            contract as the new owner
                                                            rather than receive the
                                                            distribution.
-----------------------------------------------------------------------------------------------------------------
 Owner (who is the annuitant)    The beneficiary (ies),     Unless, the beneficiary is the    Yes
 (with no joint owner)           or if none, to the         contract owner's spouse and the
                                 contract owner's estate.   spouse elects to continue the
                                                            contract as the new owner
                                                            rather than receive the
                                                            distribution.
-----------------------------------------------------------------------------------------------------------------
 Joint Owner (who is not the     The surviving joint        Unless the surviving joint        Yes
 annuitant)                      owner.                     owner is the spouse and elects
                                                            to continue the contract.
-----------------------------------------------------------------------------------------------------------------
 Joint Owner (who is the         The beneficiary (ies),     Unless the
 annuitant)                      or if none, to the         beneficiary/surviving joint
                                 surviving joint owner.     owner is the contract owner's
                                                            spouse and the spouse elects to
                                                            continue the contract.
                                                            Or, unless there is a             Yes
                                                            contingent annuitant the
                                                            contingent annuitant becomes
                                                            the annuitant and the proceeds
                                                            will be paid to the surviving
                                                            joint owner. If the surviving
                                                            joint owner is the spouse, the
                                                            spouse may elect to continue
                                                            the contract.
-----------------------------------------------------------------------------------------------------------------
 Annuitant (who is not the       The beneficiary (ies).     Unless the beneficiary is the     Yes
 contract owner)                                            contract owner's spouse and the
                                                            spouse elects to continue the
                                                            contract as the new owner
                                                            rather than receive the
                                                            distribution.
                                                            Or, unless there is a
                                                            contingent annuitant. Then, the
                                                            contingent annuitant becomes
                                                            the annuitant and the Contract
                                                            continues in effect (generally
                                                            using the original maturity
                                                            date). The proceeds will then
                                                            be paid upon the death of the
                                                            contingent annuitant or owner.
-----------------------------------------------------------------------------------------------------------------
 Annuitant (who is the contract  See death of "owner who                                      Yes
 owner)                          is the annuitant" above.
-----------------------------------------------------------------------------------------------------------------
 Annuitant (where owner is a     The beneficiary (ies)                                        Yes (Death of
 nonnatural person/trust)        (e.g. the trust).                                            annuitant is
                                                                                              treated as death of
                                                                                              the owner in these
                                                                                              circumstances.)
-----------------------------------------------------------------------------------------------------------------
 Contingent Annuitant (assuming  No death proceeds are                                        N/A
 annuitant is still alive)       payable; contract
                                 continues.
-----------------------------------------------------------------------------------------------------------------
 Beneficiary                     No death proceeds are                                        N/A
                                 payable; contract
                                 continues.
-----------------------------------------------------------------------------------------------------------------
 Contingent Beneficiary          No death proceeds are                                        N/A
                                 payable; contract
                                 continues.
-----------------------------------------------------------------------------------------------------------------

* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal Beneficiaries (as well as spousal beneficiaries who choose not to assume the contract) must begin taking distributions based on the Beneficiary's life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death.

                              QUALIFIED CONTRACTS

-----------------------------------------------------------------------------------------------------------------
   BEFORE THE MATURITY DATE,       THE COMPANY WILL PAY               UNLESS...                MANDATORY PAYOUT
     UPON THE DEATH OF THE           THE PROCEEDS TO:                                            RULES APPLY
                                                                                                (SEE * ABOVE)
-----------------------------------------------------------------------------------------------------------------
 Owner/Annuitant                 The beneficiary(ies), or                                     Yes
                                 if none, to the contract
                                 owner's estate.
-----------------------------------------------------------------------------------------------------------------
 Beneficiary                     No death proceeds are                                        N/A
                                 payable; contract
                                 continues.
-----------------------------------------------------------------------------------------------------------------
 Contingent Beneficiary          No death proceeds are                                        N/A
                                 payable; contract
                                 continues.
-----------------------------------------------------------------------------------------------------------------

DEATH PROCEEDS AFTER THE MATURITY DATE

If any contract owner or the annuitant dies on or after the maturity date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                               THE ANNUITY PERIOD
--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular payments (annuity payments). You can choose the month and the year in which those payments begin (maturity date). You can also choose among income payouts (annuity or income options) or elect a lump sum distribution. While the annuitant is alive, you can change your selection any time up to the maturity date. Annuity or income payments will begin on the maturity date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the annuitant and another person, and thereafter during the lifetime of the survivor. We may require proof that the annuitant is alive before we make annuity payments. Not all options may be available in all states.

You may choose to annuitize at any time after you purchase your Contract. Unless you elect otherwise, the maturity date will be the annuitant's 70th birthday for qualified contracts and the annuitant's 75th birthday for nonqualified contracts or ten years after the effective date of the contract, if later.

At least 30 days before the original maturity date, you may elect to extend the maturity date to any time prior to the annuitant's 85th birthday for nonqualified contracts or, for both nonqualified and qualified contracts, to a later date with our consent. You may use certain annuity options taken at the maturity date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the contract owner, or with certain qualified contracts upon either the later of the contract owner's attainment of age 70 1/2 or year of retirement; or the death of the contract owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your annuity payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time annuity payments begin, you have not made an election, we will apply your cash surrender value to provide an annuity funded by the same investment options as you have selected during the accumulation period. At least 30 days before the maturity date, you may transfer the contract value among the funding options in order to change the basis on which we will determine annuity payments. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the variable funding options. We determine the number of annuity units credited to the Contract by dividing the first monthly annuity payment attributable to each variable funding option by the corresponding accumulation unit value as of 14 days before the date annuity payments begin. We use an annuity unit to measure the dollar value of an annuity payment. The number of annuity units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly annuity payment. If you elect a variable annuity, the amount we apply to it will be the cash surrender value as of 14 days before the date annuity payments.

The amount of your first monthly payment depends on the annuity option you elected and the annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly annuity payment by multiplying the benefit per $1,000 of value shown in the Contract tables (or, if they would produce a larger payment, the tables then in effect on the maturity date) by the number of thousands of dollars of contract value you apply to that annuity option, and factors in an assumed daily net investment factor. We call this your net investment rate. Your net investment rate corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your variable funding options is less than 3%, then the dollar amount of your variable annuity payment will decrease. However, if the annualized investment performance, after expenses, of your variable funding options is greater than 3%, then the dollar amount of your variable annuity payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent annuity payments changes from month to month based on the investment experience of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of annuity units we credited to each funding option by the corresponding annuity unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments which do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your cash surrender value as of the date annuity payments begin. Payout rates will not be lower than those shown in the Contract. If it would produce a larger payment, the first fixed annuity payment will be determined using the Life Annuity Tables in effect on the maturity date.

                                PAYMENT OPTIONS
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the annuitant is alive, you can change your annuity or income option selection any time up to the maturity date. Once annuity or income payments have begun, no further elections are allowed.

During the annuitant's lifetime, if you do not elect otherwise before the maturity date, we will pay you (or another designated payee) the first of a series of monthly annuity or income payments based on the life of the annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain qualified contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity or income option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the contract value in a lump-sum.

On the maturity date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the annuitant must be made by the contract owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the cash surrender value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make annuity payments during the lifetime of the annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly annuity payments during the lifetime of the annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular annuity payments during the lifetime of the annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make annuity payments during the lifetimes of the annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Other Annuity Options. The Company will make any other arrangements for annuity payments as may be mutually agreed upon.

INCOME OPTIONS

Instead of one of the annuity options described above, and subject to the conditions described under "Election of Options," all or part of the Contract's cash surrender value (or, if required by state law, contract value) may be paid under one or more of the following income options, provided that they are consistent with federal tax law qualification requirements. Payments under the income options may be elected on a monthly, quarterly, semiannual or annual basis:

Option 1 -- Payments of a Fixed Amount. We will make equal payments of the amount elected until the cash surrender value applied under this option has been exhausted. We will pay the first payment and all later payments from each funding option or the Fixed Account in proportion to the cash surrender value attributable to each funding option and/or Fixed Account. The final payment will include any amount insufficient to make another full payment.

Option 2 -- Payments for a Fixed Period. We will make payments for the period selected. The amount of each payment will be equal to the remaining cash surrender value applied under this option divided by the number of remaining payments.

Option 3 -- Other Income Options. We will make any other arrangements for Income Options as may be mutually agreed upon.

                       MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

RIGHT TO RETURN

You may return the Contract for a full refund of the contract value plus any contract charges and premium taxes you paid (but not any fees and charges the underlying fund assessed) within twenty days after you receive it (the "right to return period"). You bear the investment risk of investing in the variable funding options during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, we will refund your purchase payment in full; during the remainder of the right to return period, we will refund the contract value (including charges).

We will determine the contract value following the close of the business day on which we receive your Contract and a written request for a refund. Where state law requires a longer period, or the return of purchase payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

You do not need to make any purchase payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your contract value as of that date is less than $2,000 and you have not made purchase payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the contract value less any applicable taxes.

REQUIRED REPORTS

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, we will furnish a report showing the number of accumulation units credited to the Contract and the corresponding accumulation unit value(s) as of the report date for each funding option to which the contract owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                             THE SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

The Travelers Insurance Company and the Travelers Life and Annuity Company each sponsor separate accounts: Fund ABD and Fund ABD II, respectively. Both Fund ABD and Fund ABD II were established on October 17, 1995 and are registered with the SEC as unit investment trusts (separate account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the variable funding options.

We hold the assets of Fund ABD and Fund ABD II for the exclusive and separate benefit of the owners of each separate account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Shares of the variable funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts. Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the variable funding options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each variable funding option's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

PERFORMANCE INFORMATION

From time to time, we may advertise several types of historical performance for the Contract's variable funding options. We may advertise the "standardized average annual total returns" of the variable funding option, calculated in a manner prescribed by the SEC, and the "nonstandardized total return," as described below. Specific examples of the performance information appear in the SAI.

STANDARDIZED METHOD. We compute quotations of average annual total returns according to a formula in which a hypothetical initial investment of $1,000 is applied to the variable funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). We convert the deduction for the annual contract administrative charge to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold.

NONSTANDARDIZED METHOD. We calculate nonstandardized "total returns" in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown.

For underlying funds that were in existence before they became available as a funding option, the nonstandardized average annual total return quotations reflects the investment performance that such funding options would have achieved (reduced by the applicable charges) had the underlying fund been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

GENERAL. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. ("NASD"), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index, the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the variable funding options.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

TAX-FREE EXCHANGES: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

TYPES OF CONTRACTS: QUALIFIED OR NONQUALIFIED

If you purchase an annuity contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your contract is referred to as a qualified contract. Some examples of qualified contracts are: IRAs, 403(b) annuities established by public school systems or certain tax-exempt organizations, corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. An exception to this is a qualified plan called a Roth IRA. Under Roth IRAs, after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a qualified contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the contract. If you purchase the contract on an individual basis with after-tax dollars and not under one of the programs described above, your contract is referred to as nonqualified.

NONQUALIFIED ANNUITY CONTRACTS

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your contract until a distribution occurs -- either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the contract attributable to purchase payments made after February 28, 1986 are includible in income annually. Furthermore, for contracts issued after April 22, 1987, if you transfer the contract without adequate consideration all deferred increases in value will be includible in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includible in your income. (See "Penalty Tax for Premature Distributions" below.) There is income in the contract to the extent the contract value exceeds your investment in the contract. The investment in the contract equals the total purchase payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

Federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the contract will not be treated as an annuity contract for Federal income tax purposes and earnings under the contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the contract have generally not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other qualified contracts. There are special rules which govern the taxation of qualified contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

Taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain qualified plans.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any nonqualified variable annuity contracts based on a separate account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the contract owner of tax deferred treatment. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying separate account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the contract owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the separate account assets supporting the Contract.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. Distributions must begin or be continued according to required patterns following the death of the contract owner or annuitant of both qualified and nonqualified annuities.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Contract because of the death of an owner or annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; of (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

                               OTHER INFORMATION
--------------------------------------------------------------------------------

THE INSURANCE COMPANIES

Please refer to your Contract or the first page of the Summary of this prospectus to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in a majority of the states of the United States, the District of Columbia and Puerto Rico, and intends to seek licensure in the remaining states, except New York. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

FINANCIAL STATEMENTS

The financial statements for the Company and its separate account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

We intend to sell the Contracts in all jurisdictions where we are licensed to do business and where the Contract is approved. Any registered representative of affiliated or independent broker-dealers who sell the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The principal underwriter of the Contracts is our affiliate, Travelers Distribution LLC, One Tower Square, Hartford, CT.

Up-front compensation paid to sales representatives will not exceed 7% of the purchase payments made under the Contracts. If asset based compensation is paid, it will not exceed 2% of the average account value annually. From time to time, we may pay or permit other promotional incentives, in cash, credit or other compensation.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the underlying funds. However, we believe that when an underlying fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right.

LEGAL PROCEEDINGS AND OPINIONS

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Companies.

THE TRAVELERS INSURANCE COMPANY

In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000 defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

THE TRAVELERS LIFE AND ANNUITY COMPANY

There are no pending material legal proceedings affecting the Separate Account, the principal underwriter or the Company.

                                   APPENDIX A
--------------------------------------------------------------------------------

                        CONDENSED FINANCIAL INFORMATION
                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                            ACCUMULATION UNIT VALUES

                                                                                                   PERIOD FROM
                                                                                                   DECEMBER 16,
                                                    YEAR ENDED                   PERIOD ENDED          1996
                                    ------------------------------------------   ------------           TO
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,      DECEMBER 31,
          FUNDING OPTION                2000           1999           1998           1997              1996
------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND (4/97)
    Unit Value at beginning of
      period......................  $     3.098    $     2.046     $    1.283     $    1.032         $ 1.000
    Unit Value at end of period...        2.387          3.098          2.046          1.283           1.032
    Number of units outstanding at
      end of period...............   37,804,248     25,971,911     10,561,314        870,525              --
MONEY MARKET PORTFOLIO (7/97)
    Unit Value at beginning of
      period......................  $     1.107    $     1.070     $    1.033     $    1.000             N/A
    Unit Value at end of period...        1.160          1.107          1.070          1.033             N/A
    Number of units outstanding at
      end of period...............   15,545,185     16,750,270      9,244,927        345,682             N/A
AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. VALUE FUND (9/00)
    Unit Value at beginning of
      period......................  $     1.000
    Unit Value at end of period...        0.875
    Number of units outstanding at
      end of year.................    1,020,328
ALLIANCE VARIABLE PRODUCT SERIES
  FUND, INC.
  PREMIER GROWTH PORTFOLIO CLASS B
  (5/00)
    Unit Value at beginning of
      year........................  $     1.000
    Unit Value at end of year.....        0.786
    Number of units outstanding at
      end of year.................    8,906,509
DELAWARE GROUP PREMIUM FUND
    REIT SERIES (6/98)
    Unit Value at beginning of
      period......................  $     0.866    $     0.901     $    1.000            N/A             N/A
    Unit Value at end of period...        1.121          0.866          0.901            N/A             N/A
    Number of units outstanding at
      end of period...............      732,010        357,910         96,983            N/A             N/A
DREYFUS VARIABLE INVESTMENT FUND
    APPRECIATION PORTFOLIO (5/98)
    Unit Value at beginning of
      period......................  $     1.223    $     1.112     $    1.000            N/A             N/A
    Unit Value at end of period...        1.198          1.223          1.112            N/A             N/A
    Number of units outstanding at
      end of period...............   10,147,802      7,840,789      2,937,245            N/A             N/A
    SMALL CAP PORTFOLIO (5/98)
    Unit Value at beginning of
      period......................  $     1.058    $     0.871     $    1.000            N/A             N/A
    Unit Value at end of period...        1.182          1.058          0.871            N/A             N/A
    Number of units outstanding at
      end of period...............    6,798,006      3,387,052      1,435,805            N/A             N/A
GREENWICH STREET SERIES FUND
    APPRECIATION PORTFOLIO (6/97)
    Unit Value at beginning of
      period......................  $     1.431    $     1.283     $    1.092     $    1.000             N/A
    Unit Value at end of period...        1.405          1.431          1.283          1.092             N/A
    Number of units outstanding at
      end of period...............    9,922,836      6,935,912      3,710,315        506,282             N/A
    DIVERSIFIED STRATEGIC INCOME
    PORTFOLIO (6/97)
    Unit Value at beginning of
      period......................  $     1.103    $     1.100     $    1.048     $    1.000             N/A
    Unit Value at end of period...        1.118          1.103          1.100          1.048             N/A
    Number of units outstanding at
      end of period...............   11,430,969     10,783,437      7,076,327        733,829             N/A

                                   APPENDIX A
--------------------------------------------------------------------------------
                        CONDENSED FINANCIAL INFORMATION
                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                                                                                   PERIOD FROM
                                                                                                   DECEMBER 16,
                                                    YEAR ENDED                   PERIOD ENDED          1996
                                    ------------------------------------------   ------------           TO
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,      DECEMBER 31,
          FUNDING OPTION                2000           1999           1998           1997              1996
------------------------------------------------------------------------------------------------------------------
    EQUITY INDEX PORTFOLIO --
    CLASS II SHARES (6/99)
    Unit Value at beginning of
      period......................  $     1.098    $     1.000            N/A            N/A             N/A
    Unit Value at end of period...        0.982          1.098            N/A            N/A             N/A
    Number of units outstanding at
      end of period...............    4,272,617        753,819            N/A            N/A             N/A
    TOTAL RETURN PORTFOLIO (5/98)*
    Unit Value at beginning of
      period......................  $     1.146    $     0.953     $    1.000            N/A             N/A
    Unit Value at end of period...        1.362          1.146          0.953            N/A             N/A
    Number of units outstanding at
      end of period...............    4,380,338      1,958,751        708,254            N/A             N/A
JANUS ASPEN SERIES
    BALANCED PORTFOLIO -- SERVICE
    SHARES (5/00)
    Unit Value at beginning of
      year........................  $     1.000
    Unit Value at end of year.....        0.972
    Number of units outstanding at
      end of year.................    4,934,773
    GLOBAL LIFE SCIENCES
    PORTFOLIO -- SERVICE SHARES
    (5/00)
    Unit Value at beginning of
      year........................  $     1.000
    Unit Value at end of year.....        1.135
    Number of units outstanding at
      end of year.................    1,951,454
    GLOBAL TECHNOLOGY PORTFOLIO --
    SERVICE SHARES (5/00)
    Unit Value at beginning of
      year........................  $     1.000
    Unit Value at end of year.....        0.672
    Number of units outstanding at
      end of year.................    5,661,986
    WORLDWIDE GROWTH
    PORTFOLIO -- SERVICE SHARES
    (5/00)
    Unit Value at beginning of
      year........................  $     1.000
    Unit Value at end of year.....        0.798
    Number of units outstanding at
      end of year.................    7,908,763
SALOMON BROTHERS VARIABLE SERIES
  FUNDS, INC.:
    INVESTORS FUND (6/98)
    Unit Value at beginning of
      period......................  $     1.132    $     1.029     $    1.000            N/A             N/A
    Unit Value at end of period...        1.287          1.132          1.029            N/A             N/A
    Number of units outstanding at
      end of period...............    7,090,936      3,905,967      1,764,644            N/A             N/A

                                   APPENDIX A
--------------------------------------------------------------------------------
                        CONDENSED FINANCIAL INFORMATION
                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                                                                                   PERIOD FROM
                                                                                                   DECEMBER 16,
                                                    YEAR ENDED                   PERIOD ENDED          1996
                                    ------------------------------------------   ------------           TO
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,      DECEMBER 31,
          FUNDING OPTION                2000           1999           1998           1997              1996
------------------------------------------------------------------------------------------------------------------
TRAVELERS SERIES FUND, INC.
    AIM CAPITAL APPRECIATION
      PORTFOLIO
    Unit Value at beginning of
      period......................  $      1.00
    Unit Value at end of period...        0.783
    Number of units outstanding at
      end of period...............      980,787
    ALLIANCE GROWTH PORTFOLIO
      (6/97)
    Unit Value at beginning of
      period......................  $     1.000    $     1.679     $    1.319     $    1.037         $ 1.000
    Unit Value at end of period...        0.783          2.189          1.679          1.319           1.037
    Number of units outstanding at
      end of period...............      980,787     25,024,627     13,211,206      1,062,634              --
    MFS TOTAL RETURN PORTFOLIO
      (5/97)
    Unit Value at beginning of
      period......................  $     1.319    $     1.303     $    1.183     $    1.000             N/A
    Unit Value at end of period...        1.517          1.319          1.303          1.183             N/A
    Number of units outstanding at
      end of period...............   29,382,873     27,173,225     16,380,184        962,287             N/A
THE TRAVELERS SERIES TRUST
    CONVERTIBLE BOND
      PORTFOLIO (5/98)
    Unit Value at beginning of
      period......................  $     1.170    $     1.000     $    1.000            N/A             N/A
    Unit Value at end of period...        1.299          1.170          1.000            N/A             N/A
    Number of units outstanding at
      end of period...............    3,349,925      1,137,997        458,699            N/A             N/A
    DISCIPLINED MID CAP STOCK
      PORTFOLIO (6/97)
    Unit Value at beginning of
      period......................  $     1.541    $     1.377     $    1.195     $    1.000             N/A
    Unit Value at end of period...        1.773          1.541          1.377          1.195             N/A
    Number of units outstanding at
      end of period...............    3,629,362      2,663,507      1,425,770        120,880             N/A
    DISCIPLINED SMALL CAP STOCK
      PORTFOLIO (6/98)+
    Unit Value at beginning of
      period......................  $     1.061    $     0.894     $    1.000            N/A             N/A
    Unit Value at end of period...        1.068          1.061          0.894            N/A             N/A
    Number of units outstanding at
      end of period...............    2,633,045      1,899,628        518,858            N/A             N/A
    EQUITY INCOME PORTFOLIO (5/97)
    Unit Value at beginning of
      period......................  $     1.535    $     1.484     $    1.339     $    1.026         $ 1.000
    Unit Value at end of period...        1.652          1.535          1.484          1.339           1.026
    Number of units outstanding at
      end of period...............   22,535,737     19,892,863     12,301,819        639,656
    FEDERATED HIGH YIELD PORTFOLIO
      (5/97)
    Unit Value at beginning of
      period......................  $     1.196    $     1.177     $    1.140     $    1.000             N/A
    Unit Value at end of period...        1.084          1.196          1.177          1.140             N/A
    Number of units outstanding at
      end of period...............   10,245,418     10,237,038      7,715,310        620,667             N/A
    FEDERATED STOCK PORTFOLIO
      (5/97)
    Unit Value at beginning of
      period......................  $     1.552    $     1.494     $    1.285     $    1.000             N/A
    Unit Value at end of period...        1.588          1.552          1.494          1.285             N/A
    Number of units outstanding at
      end of period...............    7,399,546      7,710,739      4,599,587        352,550             N/A

                                   APPENDIX A
--------------------------------------------------------------------------------
                        CONDENSED FINANCIAL INFORMATION
                 THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                                                                                   PERIOD FROM
                                                                                                   DECEMBER 16,
                                                    YEAR ENDED                   PERIOD ENDED          1996
                                    ------------------------------------------   ------------           TO
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,      DECEMBER 31,
          FUNDING OPTION                2000           1999           1998           1997              1996
------------------------------------------------------------------------------------------------------------------
THE TRAVELERS SERIES TRUST (CONT.)
    LARGE CAP PORTFOLIO (6/97)
    Unit Value at beginning of
      period......................  $     2.123    $     1.665     $    1.245     $    1.023         $ 1.000
    Unit Value at end of period...        1.790          2.123          1.665          1.245           1.023
    Number of units outstanding at
      end of period...............   22,306,844     15,562,311      6,662,550        491,869
    LAZARD INTERNATIONAL STOCK
      PORTFOLIO (5/97)
    Unit Value at beginning of
      period......................  $     1.460    $     1.216     $    1.095     $    1.027         $ 1.000
    Unit Value at end of period...        1.275          1.460          1.216          1.095           1.027
    Number of units outstanding at
      end of period...............   14,943,760     10,264,070      6,533,760        849,629              --
    MFS EMERGING GROWTH PORTFOLIO
      (4/97)
    Unit Value at beginning of
      period......................  $     2.766    $     1.587     $    1.198     $    1.004         $ 1.000
    Unit Value at end of period...        2.179          2.766          1.587          1.198           1.004
    Number of units outstanding at
      end of period...............   16,347,855     11,222,748      5,891,811        528,553              --
    MFS MID CAP GROWTH
      PORTFOLIO (4/98)
    Unit Value at beginning of
      period......................  $     1.595    $     0.985     $    1.000            N/A             N/A
    Unit Value at end of period...        1.721          1.595          0.985            N/A             N/A
    Number of units outstanding at
      end of period...............   10,884,619      3,220,420        696,846            N/A             N/A
    TRAVELERS QUALITY BOND
      PORTFOLIO (5/97)
    Unit Value at beginning of
      period......................  $     1.128    $     1.131     $    1.057     $    1.001         $ 1.000
    Unit Value at end of period...        1.190          1.128          1.131          1.057           1.001
    Number of units outstanding at
      end of period...............   16,565,402     13,396,194      9,328,606        378,758              --
VARIABLE INSURANCE PRODUCTS FUND
  II
    CONTRAFUND(R) PORTFOLIO
    SERVICE CLASS 2 (5/00)
    Unit Value at beginning of
      year........................        1.000
    Unit Value at end of year.....        0.923
    Number of units outstanding at
      end of year.................    3,113,370
WARBURG PINCUS TRUST
    EMERGING MARKETS
      PORTFOLIO (6/98)
    Unit Value at beginning of
      period......................  $     1.313    $     0.734     $    1.000            N/A             N/A
    Unit Value at end of period...        0.886          1.313          0.734            N/A             N/A
    Number of units outstanding at
      end of period...............    2,477,705        892,012        223,688            N/A             N/A

The Company began tracking the Accumulation Unit values in 1996, however the Separate Account held no assets until 1997. The date next to each funding option's name reflects the date that money came into the funding option through the Separate Account. Funding Options not listed had no amounts yet allocated to them. The financial statements for Fund ABD and the consolidated financial statements of The Travelers Insurance Company and subsidiaries are contained in the SAI.

* Fund's name has changed. Refer to prospectus for new name.
+ No longer available to new contract owners.

                                   APPENDIX B
--------------------------------------------------------------------------------

                        CONDENSED FINANCIAL INFORMATION
                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
                            ACCUMULATION UNIT VALUES

                                                                   YEARS ENDED                           PERIOD FROM
                                                                   DECEMBER 31,                       DECEMBER 16, 1996
                                               ----------------------------------------------------          TO
FUNDING OPTION                                    2000          1999          1998          1997      DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND (12/96)
    Unit Value at beginning of period                3.098   $     2.046   $     1.283   $    1.032        $ 1.000
    Unit Value at end of period                      2.387         3.098         2.046        1.283          1.032
    Number of units outstanding at end of
      period                                    61,812,416    46,942,401    23,010,432    6,344,051         29,824
MONEY MARKET PORTFOLIO (2/97)
    Unit Value at beginning of period                1.107   $     1.070   $     1.033   $    1.000            N/A
    Unit Value at end of period                      1.160         1.107         1.070        1.033            N/A
    Number of units outstanding at end of
      period                                    34,878,360    37,736,754    16,762,447    5,369,177            N/A
AIM VARIABLE INSURANCE FUNDS, INC.
    AIM V.I. VALUE FUND (10/00)
    Unit Value at beginning of year                  1.000
    Unit Value at end of year                        0.875
    Number of units outstanding at end of
      year                                         391,818
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
    PREMIER GROWTH PORTFOLIO CLASS B (5/00)
    Unit Value at beginning of year                  1.000
    Unit Value at end of year                        0.786
    Number of units outstanding at end of
      year                                      13,647,974
DELAWARE GROUP PREMIUM FUND
    REIT SERIES (5/98)
    Unit Value at beginning of period                0.866   $     0.901   $     1.000          N/A            N/A
    Unit Value at end of period                      1.121         0.866         0.901          N/A            N/A
    Number of units outstanding at end of
      period                                     2,273,183     1,280,359       632,612          N/A            N/A
DREYFUS VARIABLE INVESTMENT FUND
    APPRECIATION PORTFOLIO (4/98)
    Unit Value at beginning of period                1.223   $     1.112   $     1.000          N/A            N/A
    Unit Value at end of period                      1.198         1.223         1.112          N/A            N/A
    Number of units outstanding at end of
      period                                    12,271,080    10,488,399     2,833,960          N/A            N/A
    SMALL CAP PORTFOLIO (4/98)
    Unit Value at beginning of period                1.058   $     0.871   $     1.000          N/A            N/A
    Unit Value at end of period                      1.182         1.058         0.871          N/A            N/A
    Number of units outstanding at end of
      period                                    13,636,390     7,815,322     3,051,249          N/A            N/A
GREENWICH STREET SERIES FUND
    APPRECIATION PORTFOLIO (6/97)
    Unit Value at beginning of period                1.431   $     1.283   $     1.092   $    1.000            N/A
    Unit Value at end of period                      1.405         1.431         1.283        1.092            N/A
    Number of units outstanding at end of
      period                                    26,294,804    24,225,208    16,532,767    5,241,524            N/A
    DIVERSIFIED STRATEGIC INCOME PORTFOLIO
      (6/97)
    Unit Value at beginning of period                1.103   $     1.100   $     1.048   $    1.000            N/A
    Unit Value at end of period                      1.118         1.103         1.100        1.048            N/A
    Number of units outstanding at end of
      period                                    24,931,049    28,198,595    24,838,532    5,444,154            N/A
    EQUITY INDEX PORTFOLIO -- CLASS II
      SHARES (5/99)
    Unit Value at beginning of period                1.098   $     1.000           N/A          N/A            N/A
    Unit Value at end of period                      0.982         1.098           N/A          N/A            N/A
    Number of units outstanding at end of
      period                                    10,807,508     3,460,443           N/A          N/A            N/A
    TOTAL RETURN PORTFOLIO (5/98)*
    Unit Value at beginning of period                1.146   $     0.953   $     1.000          N/A            N/A
    Unit Value at end of period                      1.362         1.146         0.953          N/A            N/A
    Number of units outstanding at end of
      period                                     8,558,759     4,963,010     1,281,704          N/A            N/A
JANUS ASPEN SERIES
    BALANCED PORTFOLIO -- SERVICE SHARES
      (5/00)
    Unit Value at beginning of year                  1.000
    Unit Value at end of year                        0.972
    Number of units outstanding at end of
      year                                       5,246,201

                                   APPENDIX B
--------------------------------------------------------------------------------

                        CONDENSED FINANCIAL INFORMATION
                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                                                   YEARS ENDED                           PERIOD FROM
                                                                   DECEMBER 31,                       DECEMBER 16, 1996
                                               ----------------------------------------------------          TO
FUNDING OPTION                                    2000          1999          1998          1997      DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------
    GLOBAL LIFE SCIENCES PORTFOLIO -- SERVICE
      SHARES (5/00)
    Unit Value at beginning of year                  1.000
    Unit Value at end of year                        1.135
    Number of units outstanding at end of
      year                                       2,447,663
    GLOBAL TECHNOLOGY PORTFOLIO -- SERVICE
      SHARES (5/00)
    Unit Value at beginning of year                  1.000
    Unit Value at end of year                        0.672
    Number of units outstanding at end of
      year                                       7,604,465
    WORLDWIDE GROWTH PORTFOLIO -- SERVICE
      SHARES (5/00)
    Unit Value at beginning of year                  1.000
    Unit Value at end of year                        0.798
    Number of units outstanding at end of
      year                                      13,421,744
SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.
    INVESTORS FUND (4/98)
    Unit Value at beginning of period                1.132   $     1.029   $     1.000          N/A            N/A
    Unit Value at end of period                      1.287         1.132         1.029          N/A            N/A
    Number of units outstanding at end of
      period                                    12,889,045     8,670,638     3,232,444          N/A            N/A
TRAVELERS SERIES FUND, INC.
    AIM CAPITAL APPRECIATION PORTFOLIO
      (10/00)
    Unit Value at beginning of year                  1.000
    Unit Value at end of year                        0.783
    Number of units outstanding at end of
      year                                         755,807
    ALLIANCE GROWTH PORTFOLIO (12/96)
    Unit Value at beginning of period                2.189   $     1.679   $     1.319   $    1.037        $ 1.000
    Unit Value at end of period                      1.765         2.189         1.679        1.319          1.037
    Number of units outstanding at end of
      period                                    55,775,319    47,167,905    31,011,054    8,259,362          2,250
    MFS TOTAL RETURN PORTFOLIO (1/97)
    Unit Value at beginning of period                1.319   $     1.303   $     1.183   $    1.000            N/A
    Unit Value at end of period                      1.517         1.319         1.303        1.183            N/A
    Number of units outstanding at end of
      period                                    53,326,538    54,290,552    42,017,841    9,959,634            N/A
THE TRAVELERS SERIES TRUST
    CONVERTIBLE BOND PORTFOLIO (5/98)
    Unit Value at beginning of period                1.170   $     1.000   $     1.000          N/A            N/A
    Unit Value at end of period                      1.299         1.170         1.000          N/A            N/A
    Number of units outstanding at end of
      period                                     7,553,759     2,431,429       414,907          N/A            N/A
    DISCIPLINED MID CAP STOCK PORTFOLIO
      (6/97)
    Unit Value at beginning of period                1.541   $     1.377   $     1.195   $    1.000            N/A
    Unit Value at end of period                      1.773         1.541         1.377        1.195            N/A
    Number of units outstanding at end of
      period                                     8,454,274     6,716,626     5,142,990    1,668,733            N/A
    DISCIPLINED SMALL CAP STOCK PORTFOLIO
      (5/98)+
    Unit Value at beginning of period                1.061   $     0.894   $     1.000          N/A            N/A
    Unit Value at end of period                      1.068         1.061         0.894          N/A            N/A
    Number of units outstanding at end of
      period                                     1,991,224     1,202,404       450,528          N/A            N/A
    EQUITY INCOME PORTFOLIO (12/96)
    Unit Value at beginning of period                1.535   $     1.484   $     1.339   $    1.026        $ 1.000
    Unit Value at end of period                      1.652         1.535         1.484        1.339          1.026
    Number of units outstanding at end of
      period                                    37,849,058    35,687,217    25,733,333    6,719,150         30,196
    FEDERATED HIGH YIELD PORTFOLIO (1/97)
    Unit Value at beginning of period                1.196   $     1.177   $     1.140   $    1.000            N/A
    Unit Value at end of period                      1.084         1.196         1.177        1.140            N/A
    Number of units outstanding at end of
      period                                    19,736,049    22,260,856    18,811,555    4,566,993            N/A

                                   APPENDIX B
--------------------------------------------------------------------------------

                        CONDENSED FINANCIAL INFORMATION
                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                                                   YEARS ENDED                           PERIOD FROM
                                                                   DECEMBER 31,                       DECEMBER 16, 1996
                                               ----------------------------------------------------          TO
FUNDING OPTION                                    2000          1999          1998          1997      DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------
THE TRAVELERS SERIES TRUST (CONT'D)
    FEDERATED STOCK PORTFOLIO (1/97)
    Unit Value at beginning of period          $     1.552   $     1.494   $     1.285   $    1.000            N/A
    Unit Value at end of period                      1.588         1.552         1.494        1.285            N/A
    Number of units outstanding at end of
      period                                    13,157,332    14,406,177    11,892,034    3,816,999            N/A
    LARGE CAP PORTFOLIO (12/96)
    Unit Value at beginning of period          $     2.123   $     1.665   $     1.245   $    1.023        $ 1.000
    Unit Value at end of period                      1.790         2.123         1.665        1.245          1.023
    Number of units outstanding at end of
      period                                    34,231,283    28,051,763    15,040,703    4,815,858          7,800
    LAZARD INTERNATIONAL STOCK PORTFOLIO
      (12/96)
    Unit Value at beginning of period          $     1.460   $     1.216   $     1.095   $    1.027        $ 1.000
    Unit Value at end of period                      1.275         1.460         1.216        1.095          1.027
    Number of units outstanding at end of
      period                                    30,394,514    25,226,349    17,270,810    5,694,288          5,702
    MFS EMERGING GROWTH PORTFOLIO (12/96)
    Unit Value at beginning of period          $     2.766   $     1.587   $     1.198   $    1.004        $ 1.000
    Unit Value at end of period                      2.179         2.766         1.587        1.198          1.004
    Number of units outstanding at end of
      period                                    29,190,353    22,881,721    15,538,984    4,218,974         31,886
    MFS MID CAP GROWTH PORTFOLIO (4/98)
    Unit Value at beginning of period          $     1.595   $     0.985   $     1.000          N/A            N/A
    Unit Value at end of period                      1.721         1.595         0.985          N/A            N/A
    Number of units outstanding at end of
      period                                    14,558,647     4,760,902       965,761          N/A            N/A
    TRAVELERS QUALITY BOND PORTFOLIO (12/96)
    Unit Value at beginning of period          $     1.128   $     1.131   $     1.057   $    1.001        $ 1.000
    Unit Value at end of period                      1.190         1.128         1.131        1.057          1.001
    Number of units outstanding at end of
      period                                    26,960,877    26,069,226    15,435,236    3,137,736         95,203
VARIABLE INSURANCE PRODUCTS FUND II
    CONTRAFUND PORTFOLIO -- SERVICE CLASS
      2 (5/00)
    Unit Value at beginning of period          $     1.000
    Unit Value at end of period                      0.923
    Number of units outstanding at end of
      period                                     3,718,600
WARBURG PINCUS TRUST:
    EMERGING MARKETS PORTFOLIO (5/98)
    Unit Value at beginning of period          $     1.313   $     0.734   $     1.000          N/A            N/A
    Unit Value at end of period                      0.886         1.313         0.734          N/A            N/A
    Number of units outstanding at end of
      period                                     4,854,364     2,521,807       780,839          N/A            N/A

Funding Options not listed had no amounts yet allocated to them. The date next to each funding options name represents the date money first came into the funding option through the Separate Account. "Number of units outstanding at end of period" may include units for contract owners in the payout phase. The financial statements for Fund ABD II and the financial statements of The Travelers Life and Annuity Company are contained in the SAI.

* Fund's name has changed. Refer to the prospectus for new name.

+ No longer available to new contract owners.

                                   APPENDIX C
--------------------------------------------------------------------------------

                               THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the separate accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account contract value, or the dollar amount of fixed annuity payments made under any payout option.

We guarantee that, at any time, the Fixed Account contract value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account which supports insurance and annuity obligations. Neither the general account nor any interest therein is registered under, nor subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3% per year. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of 3% per year in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

TRANSFERS

You may make transfers from the Fixed Account to any other available variable funding option(s) twice a year during the 30 days following the semiannual anniversary of the contract date. We limit transfers to an amount of up to 15% of the Fixed Account contract value on the semiannual contract effective date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to variable funding options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the variable funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                                   APPENDIX D
------------------------------------------------------------------------------

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

     The Insurance Company
     Principal Underwriter
     Distribution and Principal Underwriting Agreement
     Valuation of Assets
     Performance Information
     Federal Tax Considerations
     Independent Accountants
     Financial Statements

------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated May 1, 2001 are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183. The Travelers Insurance Company Statement of Additional Information is printed on Form L-21194S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-21195S.

Name:

Address:

                      THIS PAGE INTENTIONALLY LEFT BLANK.

L-21194                                                              May 1, 2001

                           (ACCESS AND ACCESS SELECT)

                       STATEMENT OF ADDITIONAL INFORMATION

                                      dated

                                   May 1, 2001

                                       for

                  THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES


                                    ISSUED BY

                         THE TRAVELERS INSURANCE COMPANY


This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Individual Variable Annuity Contract Prospectus dated May 1, 2001. A copy of the Prospectus may be obtained by writing to The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183-9061, or by calling (800) 842-8573 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS

THE INSURANCE COMPANY ...............................................................................     1

PRINCIPAL UNDERWRITER ...............................................................................     1

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT ...................................................     1

VALUATION OF ASSETS .................................................................................     1

PERFORMANCE INFORMATION .............................................................................     2

FEDERAL TAX CONSIDERATIONS ..........................................................................    10

INDEPENDENT ACCOUNTANTS .............................................................................    13

FINANCIAL STATEMENTS ................................................................................   F-1

                              THE INSURANCE COMPANY

         The Travelers Insurance Company (the "Company"), is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183 and its telephone number is (860) 277-0111.

         The Company is a wholly owned subsidiary of The Travelers Insurance Group Inc., an indirect, wholly owned subsidiary of Citigroup Inc. ("Citigroup"), a diversified holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. Citigroup's activities are conducted through the Global Consumer, Global Corporate and Investment Bank, Global Investment Management and Private Banking, and Investment Activities segments.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the "Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

         The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE ACCOUNT. Fund ABD meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the 1940 Act. Additionally, the operations of Fund ABD are subject to the provisions of
Section 38a-433 of the Connecticut General Statutes which authorizes the Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on the investments of the Separate Account, and the Commissioner has adopted no regulations under the Section that affect the Separate Account.

                              PRINCIPAL UNDERWRITER

         Travelers Distribution LLC ("TDLLC") serves as principal underwriter for Fund ABD and the Contracts. The offering is continuous. TDLLC's principal executive offices are located at One Tower Square, Hartford, Connecticut. TDLLC is affiliated with the Company and Fund ABD.

                DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

         Under the terms of the Distribution and Principal Underwriting Agreement among Fund ABD, TDLLC and the Company, TDLLC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses TDLLC for certain sales and overhead expenses connected with sales functions.

                               VALUATION OF ASSETS

FUNDING OPTIONS: The value of the assets of each Funding Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

         Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

         Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

         Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

THE CONTRACT VALUE: The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of a Funding Option from one valuation period to the next. The net investment factor for a Funding Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Funding Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of a Funding Option is equal to (a) minus (b), divided by (c) where:

     (a) - investment income plus capital gains and losses (whether realized or unrealized);
     (b) - any deduction for applicable taxes (presently zero); and
     (c) - the value of the assets of the Funding Option at the beginning of the valuation period.

         The gross investment rate may be either positive or negative. A Funding Option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the accumulation unit for each Funding Option was initially established at $1.00. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Funding Option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE. The initial Annuity Unit Value applicable to each Funding Option was established at $1.00. An annuity unit value as of any business day is equal to (a) the value of the annuity unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the valuation period just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a Valuation Period of one day is
1.000081 and, for a period of two days, is 1.000081 x 1.000081.)

                             PERFORMANCE INFORMATION

         From time to time, the Company may advertise several types of historical performance for the Funding Options of Fund ABD. The Company may advertise the "standardized average annual total returns" of the Funding Options, calculated in a manner prescribed by the Securities and Exchange Commission, as well as the "nonstandardized total returns," as described below:

         STANDARDIZED METHOD. Quotations of average annual total returns are computed according to a formula in which a hypothetical initial investment of $1,000 is applied to the Funding Option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the Funding Option has been in existence, if less. If a Funding Option has been in existence for less than one year, the "since inception" total return performance quotations are year-to-date and are not average annual total returns. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the annual contract administrative charge is converted to a percentage of assets based on the actual fee collected, divided by the average net assets for contracts sold under the Prospectus to which this SAI relates.

         NONSTANDARDIZED METHOD. Nonstandardized "total returns" will be calculated in a similar manner based on the performance of the Funding Options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown.

         For Funding Options that were in existence prior to the date they became available under Fund ABD, the nonstandardized average annual total return quotations will reflect the investment performance that such Funding Options would have achieved (reduced by the applicable charges) had they been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

         Average annual total returns for each of the Funding Options computed according to the standardized and nonstandardized methods for the periods ending December 31, 2000 are set forth in the following tables.

                                TRAVELERS ACCESS
                    STANDARDIZED PERFORMANCE AS OF 12/31/000

STOCK ACCOUNTS:                                   1 Year   5 Year       10 Year (or
                                                                        inception)
Alliance Growth Portfolio                         -19.37%     -       15.09%  12/17/96
Alliance Premier Growth Portfolio-Class B*           -        -      -21.43%  05/01/00

Capital Appreciation Fund (Janus)                 -22.97%     -       23.99%  12/16/96

Delaware Investments REIT Series                   29.51%     -        4.42%  05/12/98
Dreyfus VIF Appreciation Portfolio                 -2.04%     -        6.76%  04/01/98
Dreyfus VIF Small Cap Portfolio                    11.73%     -        6.29%  04/08/98
Equity Income Portfolio (Fidelity)                  7.61%     -       13.21%  12/16/96
Equity Index Portfolio-Class  II*                 -10.59%     -       -1.15%  05/18/99
Federated Stock Portfolio                           2.32%     -       12.32%  01/10/97
Fidelity VIP II Contrafund(R) Portfolio-Service
Class 2*                                             -        -       -7.76%  05/01/00

Janus Aspen Global Life Sciences Portfolio -
Service Shares*                                      -        -       13.46%  05/01/00
Janus Aspen Global Technology Portfolio -
Service Shares*                                      -        -      -32.85%  05/01/00
Janus Aspen Worldwide Growth Portfolio -
Service Shares*                                      -        -      -20.20%  05/01/00
Large Cap Portfolio (Fidelity)                    -15.67%     -       15.49%  12/17/96
Lazard International Stock Portfolio              -12.68%     -        6.17%  12/16/96
MFS Emerging Growth Portfolio                     -21.25%     -       21.22%  12/16/96
MFS Mid Cap Growth Portfolio                        7.83%     -       22.49%  04/30/98
MFS Research Portfolio                             -6.90%     -        6.78%  05/12/98
Salomon Brothers Variable Capital Fund             16.59%     -       17.41%  05/22/98
Salomon Brothers Variable Investors Fund           13.63%     -        9.66%  04/08/98
Salomon Brothers Variable Small Cap Growth Fund      -        -       -1.31%  05/01/00

Strategic Stock Portfolio                           8.68%     -        4.94%  07/31/98
Travelers Disciplined Mid Cap Stock
Portfolio                                          14.99%     -       17.35%  06/05/97
Travelers Disciplined Small Cap Stock
Portfolio                                           0.67%     -        2.52%  05/08/98
Warburg Pincus Emerging Markets Portfolio         -32.51%     -       -4.50%  05/15/98
BOND ACCOUNTS:
Federated High Yield Portfolio                     -9.44%     -        2.02%  01/03/97
Putnam Diversified Income Portfolio                -1.78%     -        0.97%  12/16/96
Travelers Convertible Bond Portfolio               10.95%     -       10.39%  05/12/98
Travelers Quality Bond Portfolio                    5.48%     -        4.38%  12/17/96

BALANCED ACCOUNTS:

Janus Aspen Balanced Portfolio - Service             -        -       -2.81%  05/01/00

MFS Total Return Portfolio                         15.01%     -       11.04%  01/10/97

MONEY MARKET ACCOUNT:
Travelers Money Market Portfolio                    4.71%     -       3.86%   02/04/97


Certain funds offer multiple classes of shares. The performance above may reflect the fees and performance of another class of the same fund for periods before the current class existed. If the current class's 12b-1 fee and other expenses were higher, the performance shown would be lower.

 The inception date is the date that the underlying fund commenced operations

                                TRAVELERS ACCESS
                   NONSTANDARDIZED PERFORMANCE AS OF 12/31/000

                                                                    Cumulative Returns
                                                       -------------------------------------------
                                                       YTD      1 YR       3YR       5YR      10YR
                                                       ---      ----       ---       ---      ----
STOCK ACCOUNTS:
Alliance Growth Portfolio                             -19.36%   -19.36%    33.82%   117.22%      -
Alliance Premier Growth Portfolio-Class B*            -17.93%   -17.93%    56.06%   149.21%      -
Capital Appreciation Fund (Janus)                     -22.96%   -22.96%    85.99%   192.43%   541.73%
Delaware Investments REIT Series                       29.52%    29.52%      -         -         -
Dreyfus VIF Appreciation Portfolio                     -2.03%    -2.03%    38.37%   116.42%      -
Dreyfus VIF Small Cap Portfolio                        11.75%    11.75%    29.32%    71.21%  1570.12%
Equity Income Portfolio (Fidelity)                      7.62%     7.62%    23.42%      -         -
Equity Index Portfolio - Class  II*                   -10.58%   -10.58%    34.84%   116.09%      -
Federated Stock Portfolio                               2.33%     2.33%    23.58%      -         -
Fidelity VIP II Contrafund(R) Portfolio-Service
Class 2*                                               -8.12%    -8.12%    44.12%   110.77%      -
Janus Aspen Global Life Sciences Portfolio -
Service Shares*                                          -         -         -         -         -
Janus Aspen Global Technology Portfolio -
Service Shares*                                          -         -         -         -         -
Janus Aspen Worldwide Growth Portfolio -
Service Shares*                                       -17.15%   -17.15%    70.80%   161.78%      -
Large Cap Portfolio (Fidelity)                        -15.66%   -15.66%    43.78%      -         -
Lazard International Stock Portfolio                  -12.67%   -12.67%    16.40%      -         -
MFS Emerging Growth Portfolio                         -21.24%   -21.24%    81.82%      -         -
MFS Mid Cap Growth Portfolio                            7.85%     7.85%      -         -         -
MFS Research Portfolio                                 -6.89%    -6.89%      -         -         -
Salomon Brothers Variable Capital Fund                 16.60%    16.60%      -         -         -
Salomon Brothers Variable Investors Fund               13.65%    13.65%      -         -         -
Salomon Brothers Variable Small Cap Growth Fund        15.12%    15.12%      -         -         -
Strategic Stock Portfolio                               8.70%     8.70%      -         -         -
Travelers Disciplined Mid Cap Stock Portfolio          15.00%    15.00%    48.37%      -         -
Travelers Disciplined Small Cap Stock Portfolio         0.69%     0.69%      -         -         -
Warburg Pincus Emerging Markets Portfolio             -32.50%   -32.50%    -0.11%      -         -
BOND ACCOUNTS:
Federated High Yield Portfolio                         -9.42%    -9.42%    -4.92%      -         -
Putnam Diversified Income Portfolio                    -1.77%    -1.77%    -2.78%    10.25%      -
Travelers Convertible Bond Portfolio                   10.96%    10.96%      -         -         -
Travelers Quality Bond Portfolio                        5.49%     5.49%    12.50%      -         -

                                                            Average Annual Returns                 Calendar Year Returns
                                                   ----------------------------------------        ----------------------
                                                   3YR      5YR     10YR          Inception        1999     1998     1997
                                                   ---      ---     ----          ---------        ----     ----     ----
STOCK ACCOUNTS:
Alliance Growth Portfolio                          10.19%  16.76%     -       18.43%    6/20/94    30.42%   27.23%  27.24%
Alliance Premier Growth Portfolio-Class B*         15.98%  20.01%     -       18.60%    6/26/92    30.32%   45.92%  32.00%
Capital Appreciation Fund (Janus)                  22.96%  23.91%   20.41%    11.52%    5/16/83    51.40%   59.47%  24.38%
Delaware Investments REIT Series                     -       -        -        4.43%     5/6/98    -3.97%     -       -
Dreyfus VIF Appreciation Portfolio                 11.42%  16.68%     -       15.53%     4/5/93     9.91%   28.50%  26.30%
Dreyfus VIF Small Cap Portfolio                     8.94%  11.34%   32.49%    31.49%    8/31/90    21.44%   -4.70%  15.14%
Equity Income Portfolio (Fidelity)                  7.26%    -        -       14.36%    8/30/96     3.46%   10.85%  30.48%
Equity Index Portfolio - Class  II*                10.47%  16.64%     -       15.78%   11/30/91    18.91%   26.81%  31.59%
Federated Stock Portfolio                           7.31%    -        -       14.85%    8/30/96     3.88%   16.25%  31.67%
Fidelity VIP II Contrafund(R) Portfolio-Service
Class 2*                                           12.94%  16.06%     -       19.46%     1/3/95    22.42%   28.13%  22.36%
Janus Aspen Global Life Sciences Portfolio -
Service Shares*                                      -       -        -       -8.12%    1/18/00      -        -       -
Janus Aspen Global Technology Portfolio -
Service Shares*                                      -       -        -       34.98%    1/18/00      -        -       -
Janus Aspen Worldwide Growth Portfolio -
Service Shares*                                    19.52%  21.20%     -       20.50%    9/13/93    62.16%   27.13%  20.46%
Large Cap Portfolio (Fidelity)                     12.86%    -        -       16.96%    8/30/96    27.53%   33.69%  21.74%
Lazard International Stock Portfolio                5.19%    -        -        6.67%     8/1/96    20.02%   11.06%   6.63%
MFS Emerging Growth Portfolio                      22.03%    -        -       21.03%    8/30/96    74.33%   32.42%  19.34%
MFS Mid Cap Growth Portfolio                         -       -        -       21.99%    3/23/98    61.91%     -       -
MFS Research Portfolio                               -       -        -        6.41%    3/23/98    21.96%     -       -
Salomon Brothers Variable Capital Fund               -       -        -       18.70%    2/17/98    20.39%     -       -
Salomon Brothers Variable Investors Fund             -       -        -       11.50%    2/17/98    10.10%     -       -
Salomon Brothers Variable Small Cap Growth Fund      -       -        -                                       -       -
Strategic Stock Portfolio                            -       -        -                                       -       -
Travelers Disciplined Mid Cap Stock Portfolio      14.04%    -        -                                     15.30%    -
Travelers Disciplined Small Cap Stock Portfolio      -       -        -                                       -       -
Warburg Pincus Emerging Markets Portfolio          -0.04%    -        -                                    -17.28%    -
BOND ACCOUNTS:
Federated High Yield Portfolio                     -1.67%    -        -                                      3.25%  13.85%
Putnam Diversified Income Portfolio                -0.93%   1.97%     -                                     -0.74%   6.26%
Travelers Convertible Bond Portfolio                 -       -        -                                       -       -
Travelers Quality Bond Portfolio                    4.00%    -        -                                      6.98%   5.65%

                                TRAVELERS ACCESS

     NONSTANDARDIZED PERFORMANCE AS OF 12/31/000 (CONT'D FROM PREVIOUS PAGE)


                                                      Cumulative Returns                                  Average Annual Returns
                                                      ------------------                                  ----------------------
                                                     YTD      1 YR       3YR       5YR      10YR       3YR     5YR     10YR
                                                     ---      ----       ---       ---      ----       ---     ---     ----
BALANCED ACCOUNTS:
Janus Aspen Balanced Portfolio - Service Shares*    -2.73%    -2.73%    61.00%   122.08%     -        17.19%  17.28%     -
MFS Total Return Portfolio                          15.03%    15.03%    28.17%    73.01%     -         8.62%  11.57%     -
MONEY MARKET ACCOUNTS:
Travelers Money Market Portfolio                     4.73%     4.73%    12.30%    19.51%    34.35%     3.94%   3.62%     2.99%
Travelers Money Market Portfolio - 7 Day Yield       5.04%  This yield quotation more closely reflects the current earnings of this fund.

                                                                        Calendar Year Returns
                                                                        ----------------------
                                                      Inception         1999      1998     1997
                                                      ---------         ----      ----     ----
BALANCED ACCOUNTS:
Janus Aspen Balanced Portfolio - Service Shares*     15.70%  9/13/93    25.00%    32.42%  20.40%
MFS Total Return Portfolio                           11.99%  6/20/94     1.21%    10.10%  19.56%
MONEY MARKET ACCOUNTS:
Travelers Money Market Portfolio                      3.71% 12/31/87     3.52%     3.59%   3.60%
Travelers Money Market Portfolio - 7 Day Yield


The inception date is the date that the underlying fund commenced operations.

*These funds offer multiple classes of shares. The performance above may reflect the fees and performance of another class of the same fund for periods before the current class existed. If the current class's 12b-1 fee and other expenses were higher, the performance shown would be lower. They may not be available in every jurisdiction.

                             TRAVELERS ACCESS SELECT
                    STANDARDIZED PERFORMANCE AS OF 12/31/000

STOCK ACCOUNTS:                                                          10 Year (or
                                                    1 YEAR    5 YEAR     inception)
                                                    ------    ------     ----------
AIM Capital Appreciation Portfolio                      -       -    -21.74%  09/18/00
AIM V.I. Value Fund                                     -       -    -12.45%  09/18/00
Alliance Growth Portfolio                            -19.37%    -     15.09%  12/17/96
Alliance Premier Growth Portfolio Class B*              -       -    -21.43%  05/01/00
Capital Appreciation Fund (Janus)                    -22.97%    -     23.99%  12/16/96
Delaware Investments REIT Series                      29.51%    -      4.42%  05/12/98
Dreyfus VIF Appreciation Portfolio                    -2.04%    -      6.76%  04/01/98
Dreyfus VIF Small Cap Portfolio                       11.73%    -      6.29%  04/08/98
Equity Income Portfolio (Fidelity)                     7.61%    -     13.21%  12/16/96
Equity Index Portfolio Class II*                     -10.59%    -     -1.15%  05/18/99
Federated Stock Portfolio                              2.32%    -     12.32%  01/10/97
Fidelity VIP II Contrafund(R) Portfolio-
Service Class 2*                                        -       -     -7.76%  05/01/00
Janus Aspen Global Life Sciences Portfolio -
Service Shares*                                         -       -     13.46%  05/01/00
Janus Aspen Global Technology Portfolio - Service
Shares*                                                 -       -    -32.85%  05/01/00
Janus Aspen Worldwide Growth Portfolio - Service
Shares*                                                 -       -    -20.20%  05/01/00
Large Cap Portfolio (Fidelity)                       -15.67%    -     15.49%  12/17/96
Lazard International Stock Portfolio                 -12.68%    -      6.17%  12/16/96
MFS Emerging Growth Portfolio                        -21.25%    -     21.22%  12/16/96
MFS Mid Cap Growth Portfolio                           7.83%    -     22.49%  04/30/98
Salomon Brothers Variable Investors Fund              13.63%    -      9.66%  04/08/98
Smith Barney Appreciation Portfolio                   -1.81%    -     10.02%  06/11/97
Smith Barney Total Return Portfolio                  18.79%     -     12.42%  05/14/98
Travelers Disciplined Mid Cap Stock
Portfolio                                            14.99%     -     17.35%  06/05/97
Travelers Disciplined Small Cap Stock
Portfolio                                             0.67%     -      2.52%  05/08/98
Warburg Pincus Emerging Markets Portfolio           -32.51%     -     -4.50%  05/15/98
BOND ACCOUNTS:
Federated High Yield Portfolio                       -9.44%     -      2.02%  01/03/97
Smith Barney Diversified Strategic Income
Port.                                                 1.37%     -      3.19%  06/12/97
Travelers Convertible Bond Portfolio                 10.95%     -     10.39%  05/12/98
Travelers Quality Bond Portfolio                      5.48%     -      4.38%  12/17/96
BALANCED ACCOUNTS:
Janus Aspen Balanced Portfolio -
Service Shares*                                        -        -     -2.81%  05/01/00
MFS Total Return Portfolio                           15.01%     -     11.04%  01/10/97
MONEY MARKET ACCOUNT:
Travelers Money Market Portfolio                      4.71%     -      3.86%  02/04/97

The inception date used to calculate standardized performance is based on the date that the investment option became active in the product.

                             TRAVELERS ACCESS SELECT

     NONSTANDARDIZED PERFORMANCE AS OF 12/31/000 (CONT'D FROM PREVIOUS PAGE)



                                                              Cumulative Returns
                                                           ----------------------------------------------
                                                             YTD      1 YR       3YR        5YR      10YR
                                                             ---      ----       ---        ---      ----
STOCK ACCOUNTS:
AIM Capital Appreciation Portfolio                         -11.64%  -11.64%     43.99%     80.45%     -
AIM V.I. Value Fund                                        -15.83%  -15.83%     40.76%     94.78%     -
Alliance Growth Portfolio                                  -19.36%  -19.36%     33.82%    117.22%     -
Alliance Premier Growth Portfolio-Class B*                 -17.93%  -17.93%     56.06%    149.21%     -
Capital Appreciation Fund (Janus)                          -22.96%  -22.96%     85.99%    192.43%   541.73%
Delaware Investments REIT Series                            29.52%   29.52%      -          -         -
Dreyfus VIF Appreciation Portfolio                          -2.03%   -2.03%     38.37%    116.42%     -
Dreyfus VIF Small Cap Portfolio                             11.75%   11.75%     29.32%     71.21%  1570.12%
Equity Income Portfolio (Fidelity)                           7.62%    7.62%     23.42%      -         -
Equity Index Portfolio - Class  II*                        -10.58%  -10.58%     34.84%    116.09%     -
Federated Stock Portfolio                                    2.33%    2.33%     23.58%      -         -
Fidelity VIP II Contrafund(R) Portfolio-Service Class 2*    -8.12%   -8.12%     44.12%    110.77%     -
Janus Aspen Global Life Sciences Portfolio-
Service Shares*                                              -         -         -          -         -
Janus Aspen Global Technology Portfolio-Service Shares*      -         -         -          -         -
Janus Aspen Worldwide Growth Portfolio-Service Shares*     -17.15%  -17.15%     70.80%    161.78%     -
Large Cap Portfolio (Fidelity)                             -15.66%  -15.66%     43.78%      -         -
Lazard International Stock Portfolio                       -12.67%  -12.67%     16.40%      -         -
MFS Emerging Growth Portfolio                              -21.24%  -21.24%     81.82%      -         -
MFS Mid Cap Growth Portfolio                                 7.85%    7.85%      -          -         -
Salomon Brothers Variable Investors Fund                    13.65%   13.65%      -          -         -
Smith Barney Appreciation Portfolio                         -1.79%   -1.79%     28.70%     89.70%     -
Smith Barney Total Return Portfolio                         18.81%   18.81%     48.09%    111.04%     -
Travelers Disciplined Mid Cap Stock Portfolio               15.00%   15.00%     48.37%      -         -
Travelers Disciplined Small Cap Stock Portfolio              0.69%    0.69%      -          -         -
Warburg Pincus Emerging Markets Portfolio                  -32.50%  -32.50%     -0.11%      -         -
BOND ACCOUNTS:
Federated High Yield Portfolio                              -9.42%   -9.42%     -4.92%      -         -
Smith Barney Diversified Strategic Income Portfolio          1.38%    1.38%      6.70%     24.83%     -
Travelers Convertible Bond Portfolio                        10.96%   10.96%      -          -         -
Travelers Quality Bond Portfolio                             5.49%    5.49%     12.50%      -         -

                                                                     Average Annual Returns                  Calendar Year Returns
                                                             ---------------------------------------        -----------------------
                                                              3YR      5YR      10YR       Inception        1999     1998     1997
                                                              ---      ---      ----       ---------        ----     ----     ----
STOCK ACCOUNTS:
AIM Capital Appreciation Portfolio                           12.91%   12.52%     -      11.02%  10/10/95   40.98%   15.59%   10.60%
AIM V.I. Value Fund                                          12.06%   14.25%     -      15.68%    5/5/93   28.11%   30.53%   21.98%
Alliance Growth Portfolio                                    10.19%   16.76%     -      18.43%   6/20/94   30.42%   27.23%   27.24%
Alliance Premier Growth Portfolio-Class B*                   15.98%   20.01%     -      18.60%   6/26/92   30.32%   45.92%   32.00%
Capital Appreciation Fund (Janus)                            22.96%   23.91%   20.41%   11.52%   5/16/83   51.40%   59.47%   24.38%
Delaware Investments REIT Series                               -        -        -       4.43%    5/6/98   -3.97%     -        -
Dreyfus VIF Appreciation Portfolio                           11.42%   16.68%     -      15.53%    4/5/93    9.91%   28.50%   26.30%
Dreyfus VIF Small Cap Portfolio                               8.94%   11.34%   32.49%   31.49%   8/31/90   21.44%   -4.70%   15.14%
Equity Income Portfolio (Fidelity)                            7.26%     -        -      14.36%   8/30/96    3.46%   10.85%   30.48%
Equity Index Portfolio - Class  II*                          10.47%   16.64%     -      15.78%  11/30/91   18.91%   26.81%   31.59%
Federated Stock Portfolio                                     7.31%     -        -      14.85%   8/30/96    3.88%   16.25%   31.67%
Fidelity VIP II Contrafund(R) Portfolio-Service Class 2*     12.94%   16.06%     -      19.46%    1/3/95   22.42%   28.13%   22.36%
Janus Aspen Global Life Sciences Portfolio-
Service Shares*                                                -        -        -      -8.12%   1/18/00     -        -        -
Janus Aspen Global Technology Portfolio-Service Shares*        -        -        -     -34.98%   1/18/00     -        -        -
Janus Aspen Worldwide Growth Portfolio-Service Shares*       19.52%   21.20%     -      20.50%   9/13/93   62.16%   27.13%   20.46%
Large Cap Portfolio (Fidelity)                               12.86%     -        -      16.96%   8/30/96   27.53%   33.69%   21.74%
Lazard International Stock Portfolio                          5.19%     -        -       6.67%    8/1/96   20.02%   11.06%    6.63%
MFS Emerging Growth Portfolio                                22.03%     -        -      21.03%   8/30/96   74.33%   32.42%   19.34%
MFS Mid Cap Growth Portfolio                                   -        -        -      21.99%   3/23/98   61.91%     -        -
Salomon Brothers Variable Investors Fund                       -        -        -      11.50%   2/17/98   10.10%     -        -
Smith Barney Appreciation Portfolio                           8.76%   13.65%     -      11.46%  10/16/91   11.55%   17.47%   24.66%
Smith Barney Total Return Portfolio                          13.97%   16.09%     -      15.82%   12/3/93   20.32%    3.60%   15.22%
Travelers Disciplined Mid Cap Stock Portfolio                14.04%     -        -      19.85%    4/1/97   11.90%   15.30%     -
Travelers Disciplined Small Cap Stock Portfolio                -        -        -       1.96%    5/1/98   18.74%     -        -
Warburg Pincus Emerging Markets Portfolio                    -0.04%     -        -      -0.04%  12/31/97   78.90%  -17.28%     -
BOND ACCOUNTS:
Federated High Yield Portfolio                               -1.67%     -        -       3.46%   8/30/96    1.66%    3.25%   13.85%
Smith Barney Diversified Strategic Income Portfolio           2.18%    4.53%     -       4.77%  10/16/91    0.31%    4.93%    6.63%
Travelers Convertible Bond Portfolio                           -        -        -      10.29%    5/1/98   17.05%     -        -
Travelers Quality Bond Portfolio                              4.00%     -        -       4.79%   8/30/96   -0.32%    6.98%    5.65%

                             TRAVELERS ACCESS SELECT
                   NONSTANDARDIZED PERFORMANCE AS OF 12/31/000

                                                                  Cumulative Returns
                                                     ------------------ --------------------------
                                                      YTD     1 YR       3YR        5YR      10YR
                                                      ---     ----       ---        ---      ----
BALANCED ACCOUNTS:
Janus Aspen Balanced - Service Shares*              -2.73%   -2.73%      61.0%     122.1%      -
MFS Total Return Portfolio                          15.03%   15.03%      28.2%      73.0%      -
MONEY MARKET ACCOUNTS:

Travelers Money Market Portfolio                     4.73%    4.73%      12.30%     19.51%   34.35%
--------------------------------                    -----    -----       -----     ------    -----
Travelers Money Market Portfolio - 7 Day Yield       5.04%

This yield quotation more closely reflects the current earnings of this fund.

                                                             Average Annual Returns                  Calendar Year Returns
                                                    -----------------------------------------       ------------------------
                                                    3YR      5YR      10YR          Inception        1999     1998      1997
                                                    ---      ---      ----          ---------        ----     ----      ----
BALANCED ACCOUNTS:
Janus Aspen Balanced - Service Shares*             17.19%   17.28%     -         15.70%   9/13/93   25.00%   32.42%   20.40%
MFS Total Return Portfolio                          8.62%   11.57%     -         11.99%   6/20/94    1.21%   10.10%   19.56%
MONEY MARKET ACCOUNTS:

Travelers Money Market Portfolio                    3.94%    3.62%    2.99%       3.71%  12/31/87    3.52%    3.59%    3.60%
--------------------------------                   -----    -----     ----       -----   --------   -----    -----    -----
Travelers Money Market Portfolio - 7 Day Yield


The inception date is the date that the underlying fund commenced operations.

* These funds offer multiple classes of shares. The performance above may reflect the fees and performance of another class of the same fund for periods before the current class existed. If the current class's 12b-1 fee and other expenses were higher, the performance shown would be lower. They may not be available in every jurisdiction.

                           FEDERAL TAX CONSIDERATIONS

         The following description of the federal income tax consequences under this Contract is not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of an annuity contract and by a contract owner or beneficiary who may make elections under a contract. For further information, please consult a qualified tax adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

         Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan, or a Section 403(b) annuity, attains age 70-1/2 or retires. Minimum annual distributions under an IRA must begin by April 1st of the calendar year in which the contract owner attains 70-1/2. Distributions must also begin or be continued according to required patterns following the death of the contract owner or the annuitant.

NONQUALIFIED ANNUITY CONTRACTS

         Individuals may purchase tax-deferred annuities without tax law funding limits. The purchase payments receive no tax benefit, deduction or deferral, but increases in the value of the contract are generally deferred from tax until distribution. If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), the increases in value attributable to purchase payments made after February 28, 1986 are generally includable in income annually. Furthermore, for contracts issued after April 22, 1987, all deferred increases in value will be includable in the income of a contract owner when the contract owner transfers the contract without adequate consideration.

         If two or more annuity contracts are purchased from the same insurer within the same calendar year, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

         Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

         In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically,
Section 72(s) requires that (a) if an owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced.

INDIVIDUAL RETIREMENT ANNUITIES

         To the extent of earned income for the year and not exceeding $2,000 per individual, an individual may make deductible contributions to an individual retirement annuity (IRA). There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit of $4,000.

         The Code provides for the purchase of a Simplified Employee Pension
(SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of 15% of compensation up to $35,000 for each participant. The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit in the contract comports with IRA qualification requirements.

SIMPLE PLAN IRA FORM

         Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to $6,000. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution of 100% on the first 3% or 7% contribution for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.

ROTH IRAS

         Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations ($2,000 per year for annual contributions), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

         Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59-1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59-1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

         Under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

         Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.

SECTION 403(b) PLANS

         Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A qualified contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code.

         Code section 403(b)(11) restricts this distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59-1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL INCOME TAX WITHHOLDING

         The portion of a distribution, which is taxable income to the recipient, will be subject to federal income tax withholding as follows:

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(B) PLANS OR ARRANGEMENTS OR FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS

         There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another retirement plan but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

         (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

         (b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

         (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70-1/2 or as otherwise required by law, or

         (d)  the distribution is a hardship distribution.

         A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and a 10% additional tax penalty may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2.       OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

         To the extent not described as requiring 20% withholding in 1 above, the portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

         The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 2001, a recipient receiving periodic payments (e.g., monthly or annual payments under an annuity option) which total $15,150 or less per year, will generally be exempt from periodic withholding.

         Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

         Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are not permitted to elect out of withholding.

                             INDEPENDENT ACCOUNTANTS

         The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, included herein, and the financial statements of The Travelers Fund ABD for Variable Annuities as of December 31, 2000 and 1999, and for the year ended December 31, 2000, also included herein, have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

ANNUAL REPORT
DECEMBER 31, 2000









                      THE TRAVELERS FUND ABD
                      FOR VARIABLE ANNUITIES










[TRAVELERS INSURANCE LOGO]
The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000

ASSETS:
  Investments at market value:
    Capital Appreciation Fund, 1,100,496 shares (cost $94,030,197) ..................     $ 90,251,689
    Money Market Portfolio, 13,845,730 shares (cost $13,845,730) ....................       13,845,730
    AIM Variable Insurance Funds, Inc., 32,644 shares (cost $935,002) ...............          891,505
    Alliance Variable Product Series Fund, Inc., 219,172 shares (cost $8,080,303) ...        6,998,171
    Delaware Group Premium Fund, 71,041 shares (cost $738,450) ......................          782,873
    Dreyfus Variable Investment Fund, 510,863 shares (cost $23,078,899) .............       20,154,427
    Greenwich Street Series Fund, 2,323,453 shares (cost $36,897,512) ...............       36,882,241
    Janus Aspen Series, 1,183,711 shares (cost $19,633,229) .........................       17,147,340
    Salomon Brothers Variable Series Fund Inc., 899,649 shares (cost $11,073,521) ...       11,894,767
    The Travelers Series Trust, 13,879,276 shares (cost $214,258,007) ...............      211,180,139
    The Universal Institutional Funds, Inc., 362,169 shares (cost $4,779,248) .......        4,539,677
    Travelers Series Fund Inc., 5,257,158 shares (cost $110,597,358) ................      107,322,618
    Van Kampen Life Investment Trust, 2,344,141 shares (cost $10,133,540) ...........        9,927,643
    Variable Insurance Products Fund II, 121,469 shares (cost $2,986,381) ...........        2,871,529
    Variable Insurance Products Fund III, 104 shares (cost $2,000) ..................            2,102
    Warburg Pincus Trust, 335,286 shares (cost $3,319,956) ..........................        3,128,215
                                                                                          ------------

      Total Investments (cost $554,389,333) .........................................                      $537,820,666

  Receivables:
    Dividends .......................................................................                           163,068
    Purchase payments and transfers from other Travelers accounts ...................                         4,452,054
  Other assets ......................................................................                             2,369
                                                                                                           ------------

      Total Assets ..................................................................                       542,438,157
                                                                                                           ------------


LIABILITIES:
  Payables:
    Contract surrenders and transfers to other Travelers accounts ...................                         2,306,007
    Insurance charges ...............................................................                           181,944
    Administrative fees .............................................................                            21,830
  Accrued liabilities ...............................................................                           100,254
                                                                                                           ------------

      Total Liabilities .............................................................                         2,610,035
                                                                                                           ------------

NET ASSETS:                                                                                                $539,828,122
                                                                                                           ============


                        See Notes to Financial Statements

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
  Dividends .................................................................                   $ 29,157,966

EXPENSES:
  Insurance charges .........................................................    $ 6,062,391
  Administrative fees .......................................................        727,488
                                                                                 -----------

      Total expenses ..........................................................                    6,789,879
                                                                                                ------------

        Net investment income .................................................                   22,368,087
                                                                                                ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) from investment transactions:
    Proceeds from investments sold ..........................................    235,948,107
    Cost of investments sold ................................................    230,526,486
                                                                                 -----------

      Net realized gain (loss) ................................................                    5,421,621

  Change in unrealized gain (loss) on investments:
    Unrealized gain at December 31, 1999 ....................................     64,087,301
    Unrealized loss at December 31, 2000 ....................................    (16,568,667)
                                                                                 -----------

      Net change in unrealized gain (loss) for the year .......................                  (80,655,968)
                                                                                                ------------

        Net realized gain (loss) and change in unrealized gain (loss) .........                  (75,234,347)
                                                                                                ------------

  Net decrease in net assets resulting from operations ......................                   $(52,866,260)
                                                                                                ============


                        See Notes to Financial Statements

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                   STATEMENT OF CHANGES IN NET ASSETS FOR THE
                     YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                                2000              1999
                                                                           -------------     -------------

OPERATIONS:
  Net investment income ...............................................    $  22,368,087     $   7,411,776
  Net realized gain (loss) from investment transactions ...............        5,421,621         3,015,897
  Net change in unrealized gain (loss) on investments .................      (80,655,968)       51,645,588
                                                                           -------------     -------------

    Net increase (decrease) in net assets resulting from operations ...      (52,866,260)       62,073,261
                                                                           -------------     -------------

UNIT TRANSACTIONS:
  Participant purchase payments
    (applicable to 97,845,044 and 87,493,466 units, respectively) .....      145,640,996       127,477,159
  Participant transfers from other Travelers accounts
    (applicable to 243,927,608 and 121,210,382 units, respectively) ...      328,147,868       163,232,615
  Administrative charges
    (applicable to 37,829 and 28,321 units, respectively) .............          (67,782)          (42,735)
  Contract surrenders
    (applicable to 16,233,556 and 9,210,061 units, respectively) ......      (24,877,030)      (12,553,592)
  Participant transfers to other Travelers accounts
    (applicable to 202,074,243 and 85,238,218 units, respectively) ....     (256,537,225)     (105,324,883)
  Other payments to participants
    (applicable to 5,728,374 and 1,295,341 units, respectively) .......       (9,046,507)       (1,948,494)
                                                                           -------------     -------------

    Net increase in net assets resulting from unit transactions .......      183,260,320       170,840,070
                                                                           -------------     -------------

      Net increase in net assets ......................................      130,394,060       232,913,331

NET ASSETS:
  Beginning of year ...................................................      409,434,062       176,520,731
                                                                           -------------     -------------

  End of year .........................................................    $ 539,828,122     $ 409,434,062
                                                                           =============     =============


                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Fund ABD for Variable Annuities ("Fund ABD") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Fund ABD is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Fund ABD includes the Portfolio Architect, Portfolio Architect Select, Travelers Access, Travelers Access Select, and Travelers Premier Advisers products.

    Participant purchase payments applied to Fund ABD are invested in one or more sub-accounts in accordance with the selection made by the contract owner. As of December 31, 2000, the investments comprising Fund ABD were:
    Capital Appreciation Fund; Money Market Portfolio; AIM V.I. Value Fund of AIM Variable Insurance Funds, Inc.; Premier Growth Portfolio - Class B of Alliance Variable Product Series Fund, Inc.; REIT Series of Delaware Group Premium Fund; Appreciation Portfolio and Small Cap Portfolio of Dreyfus Variable Investment Fund; Appreciation Portfolio, Diversified Strategic Income Portfolio, Total Return Portfolio and Equity Index Portfolio - Class II Shares of Greenwich Street Series Fund; Balanced Portfolio - Service Shares, Global Life Sciences Portfolio - Service Shares, Global Technology Portfolio - Service Shares, Strategic Value Portfolio - Service Shares, VIP Capital Appreciation - Service Shares and Worldwide Growth Portfolio - Services Shares of Janus Aspen Series; Capital Fund, High Yield Bond Fund, Investors Fund, Strategic Bond Fund and Small Cap Growth Fund of Salomon Brothers Variable Series Fund Inc.; Equity Income Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, Large Cap Portfolio, Lazard International Stock Portfolio, MFS Emerging Growth Portfolio, MFS Mid Cap Growth Portfolio, MFS Research Portfolio, Strategic Stock Portfolio, Convertible Bond Portfolio, Disciplined Mid Cap Stock Portfolio, Disciplined Small Cap Stock Portfolio and Travelers Quality Bond Portfolio of The Travelers Series Trust; Active International Allocation Portfolio, Emerging Markets Equity Portfolio, Equity Growth Portfolio, Global Equity Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Technology Portfolio, U.S. Real Estate Portfolio (formerly Morgan Stanley Real Estate Securities Portfolio of Van Kampen Life Investment Trust) and Value Portfolio of The Universal Institutional Funds, Inc. (formerly Morgan Stanley Dean Witter Universal Funds, Inc.); AIM Capital Appreciation Portfolio, Alliance Growth Portfolio, MFS Total Return Portfolio and Putnam Diversified Income Portfolio of Travelers Series Fund Inc.; Comstock Portfolio, Comstock Portfolio - Class II Shares, Domestic Income Portfolio, Domestic Income Portfolio - Class II Shares, Emerging Growth Portfolio, Emerging Growth Portfolio - Class II Shares, Enterprise Portfolio, Enterprise Portfolio - Class II Shares, Government Portfolio, Government Portfolio - Class II Shares, Growth and Income Portfolio, Growth and Income Portfolio - Class II Shares, Money Market Portfolio and Money Market Portfolio - Class II Shares of Van Kampen Life Investment Trust; Contrafund(R) Portfolio - Service Class 2 of Variable Insurance Products Fund II; Fidelity VIP Mid Cap Portfolio - Service Class II of Variable Insurance Products Fund III; Emerging Markets Portfolio of Warburg Pincus Trust;

    All of the funds are Massachusetts business trusts, except the Travelers Series Fund Inc., Delaware Group Premium Fund, Alliance Variable Product Series Fund, Inc., Salomon Brothers Variable Series Fund Inc., and The Universal Institutional Funds, Inc. (formerly Morgan Stanley Dean Witter Universal Funds, Inc.) which are incorporated under Maryland law and AIM Variable Insurance Funds, Inc., Janus Aspen Series and Van Kampen Life Investment Trust which are Delaware business trusts. Capital Appreciation Fund, Money Market Portfolio, Travelers Series Fund Inc., Travelers Series Trust, Greenwich Street Series Fund, and Salomon Brothers Variable Series Fund Inc. are managed by affiliates of The Travelers. Not all funds may be available in all states or to all contract owners.

    The following is a summary of significant accounting policies consistently followed by Fund ABD in the preparation of its financial statements.

    SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

    FEDERAL INCOME TAXES. The operations of Fund ABD form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Fund ABD. Fund ABD is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments were $439,636,088 and $235,948,107, respectively, for the year ended December 31, 2000. Realized gains and losses from investment transactions are reported on an average cost basis. The cost of investments in eligible funds was $554,389,333 at December 31, 2000. Gross unrealized appreciation for all investments at December 31, 2000 was $10,304,360. Gross unrealized depreciation for all investments at December 31, 2000 was $26,873,027.

3.  CONTRACT CHARGES

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in the calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 1.25% of the amount held in each funding option

    Administrative fees are paid for administrative expenses. This fee is also deducted each business day and reflected in the calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 0.15% of the amounts held in each funding option.

    For contracts in the accumulation phase with a contract value less than $40,000, an annual charge of $30 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover contract administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a contingent deferred sales charge of up to 6% if a participant's purchase payment is surrendered within seven years of its payment date. Contract surrender payments include $332,756 and $173,257 of contingent deferred sales charges for the years ended December 31, 2000 and 1999, respectively.

4.  NET CONTRACT OWNERS' EQUITY

                                                                          DECEMBER 31, 2000
                                                         ---------------------------------------------------

                                                         ACCUMULATION     ANNUITY       UNIT          NET
                                                             UNITS         UNITS       VALUE        ASSETS
                                                         ------------   -----------    ------    -----------
Capital Appreciation Fund ...........................     37,791,375         12,873    $2.387    $90,224,380

Money Market Portfolio ..............................     15,545,185             --     1.160     18,028,497

AIM Variable Insurance Funds, Inc.
  AIM V.I. Value Fund ...............................      1,020,328             --     0.875        893,229

Alliance Variable Product Series Fund, Inc.
  Premier Growth Portfolio - Class B ................      8,906,509             --     0.786      6,998,133

Delaware Group Premium Fund
  REIT Series .......................................        732,010             --     1.121        820,775

Dreyfus Variable Investment Fund
  Appreciation Portfolio ............................     10,147,802             --     1.198     12,153,341
  Small Cap Portfolio ...............................      6,798,006             --     1.182      8,032,946

Greenwich Street Series Fund
  Appreciation Portfolio ............................      9,914,668          8,168     1.405     13,942,267
  Diversified Strategic Income Portfolio ............     11,430,969             --     1.118     12,784,118
  Total Return Portfolio ............................      4,380,338             --     1.362      5,964,850
  Equity Index Portfolio - Class II Shares ..........      4,272,617             --     0.982      4,193,273

Janus Aspen Series
  Balanced Portfolio - Service Shares ...............      4,934,773             --     0.972      4,796,211
  Global Life Sciences Portfolio - Service Shares ...      1,951,454             --     1.135      2,214,021
  Global Technology Portfolio - Service Shares ......      5,661,986             --     0.672      3,802,190
  Strategic Value Portfolio - Service Shares ........          1,000             --     1.024          1,024
  VIP Capital Appreciation - Service Shares .........         31,783             --     0.872         27,681
  Worldwide Growth Portfolio - Service Shares .......      7,908,763             --     0.798      6,311,262

Salomon Brothers Variable Series Fund Inc.
  Capital Fund ......................................        907,328             --     1.522      1,380,490
  High Yield Bond Fund ..............................        319,825             --     1.017        325,300
  Investors Fund ....................................      7,090,936             --     1.287      9,125,343
  Strategic Bond Fund ...............................        624,887             --     1.086        678,709
  Small Cap Growth Fund .............................        417,439             --     0.987        411,948

The Travelers Series Trust
  Equity Income Portfolio ...........................     22,535,737             --     1.652     37,230,650
  Federated High Yield Portfolio ....................     10,245,418             --     1.084     11,101,580
  Federated Stock Portfolio .........................      7,399,546             --     1.588     11,747,532
  Large Cap Portfolio ...............................     22,295,358         11,486     1.790     39,936,196
  Lazard International Stock Portfolio ..............     14,943,760             --     1.275     19,047,860
  MFS Emerging Growth Portfolio .....................     16,332,822         15,033     2.179     35,617,150
  MFS Mid Cap Growth Portfolio ......................     10,884,619             --     1.721     18,727,667
  MFS Research Portfolio ............................      2,244,673             --     1.197      2,686,049
  Strategic Stock Portfolio .........................        517,582             --     1.067        552,093
  Convertible Bond Portfolio ........................      3,349,925             --     1.299      4,350,244
  Disciplined Mid Cap Stock Portfolio ...............      3,629,362             --     1.773      6,432,866
  Disciplined Small Cap Stock Portfolio .............      2,633,045             --     1.068      2,812,914
  Travelers Quality Bond Portfolio ..................     16,559,078          6,324     1.190     19,704,334

                                                                              DECEMBER 31, 2000
                                                           ------------------------------------------------------

                                                           ACCUMULATION      ANNUITY        UNIT         NET
                                                               UNITS          UNITS        VALUE        ASSETS
                                                           ------------    ------------    ------    ------------
The Universal Institutional Funds, Inc.
  Active International Allocation Portfolio ...........          80,839              --    $0.917    $     74,137
  Emerging Markets Equity Portfolio ...................         309,348              --     0.889         275,128
  Equity Growth Portfolio .............................         348,898              --     0.823         286,967
  Global Equity Portfolio .............................         922,022              --     1.118       1,030,624
  Mid Cap Growth Portfolio ............................         264,428              --     0.861         227,632
  Mid Cap Value Portfolio .............................         859,060              --     1.348       1,158,289
  Technology Portfolio ................................         533,974              --     0.654         349,273
  U.S. Real Estate Portfolio ..........................         138,149              --     1.093         150,994
  Value Portfolio .....................................         938,076              --     1.050         984,932

Travelers Series Fund Inc.
  AIM Capital Appreciation Portfolio ..................         980,787              --     0.783         767,496
  Alliance Growth Portfolio ...........................      32,912,583           9,992     1.765      58,117,317
  MFS Total Return Portfolio ..........................      29,378,315           4,558     1.517      44,567,068
  Putnam Diversified Income Portfolio .................       3,624,825           6,828     1.040       3,777,102

Van Kampen Life Investment Trust
  Comstock Portfolio ..................................         272,114              --     1.173         319,042
  Comstock Portfolio - Class II Shares ................           1,000              --     1.069           1,069
  Domestic Income Portfolio ...........................         815,911              --     1.029         839,652
  Domestic Income Portfolio - Class II Shares .........           1,000              --     1.002           1,002
  Emerging Growth Portfolio ...........................       1,080,269              --     2.150       2,321,983
  Emerging Growth Portfolio - Class II Shares .........           4,000              --     0.986           3,944
  Enterprise Portfolio ................................       1,563,368              --     1.132       1,768,867
  Enterprise Portfolio - Class II Shares ..............           2,000              --     0.997           1,994
  Government Portfolio ................................         488,213              --     1.111         542,527
  Government Portfolio - Class II Shares ..............           1,000              --     1.003           1,003
  Growth and Income Portfolio .........................       1,663,683              --     1.350       2,245,981
  Growth and Income Portfolio - Class II Shares .......           2,000              --     1.036           2,072
  Money Market Portfolio ..............................       1,706,894              --     1.102       1,881,327
  Money Market Portfolio - Class II Shares ............           4,507              --     1.002           4,515

Variable Insurance Products Fund II
  Contrafund(R) Portfolio - Service Class 2 ...........       3,113,370              --     0.923       2,871,884

Variable Insurance Products Fund III
  Fidelity VIP Mid Cap Portfolio - Service Class II ...           2,000              --     1.050           2,101

Warburg Pincus Trust
  Emerging Markets Portfolio ..........................       2,477,705              --     0.886       2,195,077
                                                                                                     ------------

Net Contract Owners' Equity .....................................................................    $539,828,122
                                                                                                     ============

5.  STATEMENT OF INVESTMENTS

INVESTMENTS                                                               NO. OF         MARKET
                                                                          SHARES         VALUE
                                                                       -----------    -----------
CAPITAL APPRECIATION FUND (16.8%)
    Total (Cost $94,030,197)                                             1,100,496    $90,251,689
                                                                       -----------    -----------

MONEY MARKET PORTFOLIO (2.6%)
    Total (Cost $13,845,730)                                            13,845,730     13,845,730
                                                                       -----------    -----------

AIM VARIABLE INSURANCE FUNDS, INC. (0.2%)
  AIM V.I. Value Fund
    Total (Cost $935,002)                                                   32,644        891,505
                                                                       -----------    -----------

ALLIANCE VARIABLE PRODUCT SERIES FUND, INC. (1.3%)
  Premier Growth Portfolio - Class B
    Total (Cost $8,080,303)                                                219,172      6,998,171
                                                                       -----------    -----------

DELAWARE GROUP PREMIUM FUND (0.1%)
  REIT Series
    Total (Cost $738,450)                                                   71,041        782,873
                                                                       -----------    -----------

DREYFUS VARIABLE INVESTMENT FUND (3.7%)
  Appreciation Portfolio (Cost $11,997,489)                                311,764     12,130,752
  Small Cap Portfolio (Cost $11,081,410)                                   199,099      8,023,675
                                                                       -----------    -----------
    Total (Cost $23,078,899)                                               510,863     20,154,427
                                                                       -----------    -----------

GREENWICH STREET SERIES FUND (6.9%)
  Appreciation Portfolio (Cost $13,199,108)                                610,879     13,934,159
  Diversified Strategic Income Portfolio (Cost $13,938,267)              1,318,454     12,789,003
  Total Return Portfolio (Cost $5,303,253)                                 264,489      5,964,230
  Equity Index Portfolio - Class II Shares (Cost $4,456,884)               129,631      4,194,849
                                                                       -----------    -----------
    Total (Cost $36,897,512)                                             2,323,453     36,882,241
                                                                       -----------    -----------

JANUS ASPEN SERIES (3.2%)
  Balanced Portfolio - Service Shares (Cost $4,993,480)                    192,475      4,798,401
  Global Life Sciences Portfolio - Service Shares (Cost $2,119,797)        237,897      2,214,822
  Global Technology Portfolio - Service Shares (Cost $5,135,403)           580,832      3,804,449
  Strategic Value Portfolio - Service Shares (Cost $1,000)                     102          1,024
  VIP Capital Appreciation - Service Shares (Cost $29,185)                   1,044         27,704
  Worldwide Growth Portfolio - Service Shares (Cost $7,354,364)            171,361      6,300,940
                                                                       -----------    -----------
    Total (Cost $19,633,229)                                             1,183,711     17,147,340
                                                                       -----------    -----------

SALOMON BROTHERS VARIABLE SERIES FUND INC. (2.2%)
  Capital Fund (Cost $1,361,308)                                            91,545      1,382,329
  High Yield Bond Fund (Cost $366,919)                                      38,787        325,423
  Investors Fund (Cost $8,216,386)                                         669,312      9,095,955
  Strategic Bond Fund (Cost $698,881)                                       69,637        678,963
  Small Cap Growth Fund (Cost $430,027)                                     30,368        412,097
                                                                       -----------    -----------
    Total (Cost $11,073,521)                                               899,649     11,894,767
                                                                       -----------    -----------

                                                                    NO. OF           MARKET
                                                                    SHARES           VALUE
                                                                 ------------    ------------
THE TRAVELERS SERIES TRUST (39.3%)
  Equity Income Portfolio (Cost $34,957,981)                        2,291,374    $ 37,257,746
  Federated High Yield Portfolio (Cost $13,207,288)                 1,169,303      11,108,377
  Federated Stock Portfolio (Cost $11,496,021)                        734,956      11,751,954
  Large Cap Portfolio (Cost $43,992,623)                            2,376,882      39,955,389
  Lazard International Stock Portfolio (Cost $20,885,378)           1,532,964      20,158,479
  MFS Emerging Growth Portfolio (Cost $34,993,189)                  1,576,917      35,638,316
  MFS Mid Cap Growth Portfolio (Cost $18,887,615)                   1,119,335      18,760,048
  MFS Research Portfolio (Cost $2,814,530)                            221,044       2,685,685
  Strategic Stock Portfolio (Cost $495,752)                            55,619         552,300
  Convertible Bond Portfolio (Cost $4,194,850)                        360,272       4,344,879
  Disciplined Mid Cap Stock Portfolio (Cost $6,061,405)               372,087       6,422,218
  Disciplined Small Cap Stock Portfolio (Cost $2,868,250)             278,672       2,856,386
  Travelers Quality Bond Portfolio (Cost $19,403,125)               1,789,851      19,688,362
                                                                 ------------    ------------
    Total (Cost $214,258,007)                                      13,879,276     211,180,139
                                                                 ------------    ------------

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (0.8%)
  Active International Allocation Portfolio (Cost $79,356)              7,638          74,165
  Emerging Markets Equity Portfolio (Cost $395,986)                    38,820         275,232
  Equity Growth Portfolio (Cost $359,651)                              17,129         287,075
  Global Equity Portfolio (Cost $1,013,596)                            78,166       1,031,010
  Mid Cap Growth Portfolio (Cost $258,939)                             18,439         227,718
  Mid Cap Value Portfolio (Cost $1,184,965)                            76,991       1,158,722
  Technology Portfolio (Cost $513,512)                                 36,935         349,405
  U.S. Real Estate Portfolio (Cost $139,591)                           13,123         151,051
  Value Portfolio (Cost $833,652)                                      74,928         985,299
                                                                 ------------    ------------
    Total (Cost $4,779,248)                                           362,169       4,539,677
                                                                 ------------    ------------

TRAVELERS SERIES FUND INC. (20.0%)
  AIM Capital Appreciation Portfolio (Cost $831,787)                   42,368         767,281
  Alliance Growth Portfolio (Cost $64,272,380)                      2,339,915      58,146,885
  MFS Total Return Portfolio (Cost $41,376,551)                     2,512,945      44,629,899
  Putnam Diversified Income Portfolio (Cost $4,116,640)               361,930       3,778,553
                                                                 ------------    ------------
    Total (Cost $110,597,358)                                       5,257,158     107,322,618
                                                                 ------------    ------------

VAN KAMPEN LIFE INVESTMENT TRUST (1.8%)
  Comstock Portfolio (Cost $275,450)                                   27,140         319,161
  Comstock Portfolio - Class II Shares (Cost $1,000)                       91           1,069
  Domestic Income Portfolio (Cost $850,301)                           107,140         839,976
  Domestic Income Portfolio - Class II Shares (Cost $1,000)               128           1,003
  Emerging Growth Portfolio (Cost $2,466,971)                          56,054       2,322,863
  Emerging Growth Portfolio - Class II Shares (Cost $4,000)                95           3,947
  Enterprise Portfolio (Cost $2,068,526)                               87,255       1,769,536
  Enterprise Portfolio - Class II Shares (Cost $2,000)                     98           1,995
  Government Portfolio (Cost $530,074)                                 58,358         542,727
  Government Portfolio - Class II Shares (Cost $1,000)                    108           1,003
  Growth and Income Portfolio (Cost $2,055,755)                       132,089       2,246,827
  Growth and Income Portfolio - Class II Shares (Cost $2,000)             122           2,073
  Money Market Portfolio (Cost $1,870,952)                          1,870,952       1,870,952
  Money Market Portfolio - Class II Shares (Cost $4,511)                4,511           4,511
                                                                 ------------    ------------
    Total (Cost $10,133,540)                                        2,344,141       9,927,643
                                                                 ------------    ------------

                                                            NO. OF           MARKET
                                                            SHARES           VALUE
                                                         ------------    ------------
  VARIABLE INSURANCE PRODUCTS FUND II (0.5%)
    Contrafund(R) Portfolio - Service Class 2
      Total (Cost $2,986,381)                                 121,469    $  2,871,529
                                                         ------------    ------------

  VARIABLE INSURANCE PRODUCTS FUND III (0.0%)
    Fidelity VIP Mid Cap Portfolio - Service Class II
      Total (Cost $2,000)                                         104           2,102
                                                         ------------    ------------

  WARBURG PINCUS TRUST (0.6%)
    Emerging Markets Portfolio
      Total (Cost $3,319,956)                                 335,286       3,128,215
                                                         ------------    ------------

TOTAL INVESTMENTS (100%)
  (COST $554,389,333)                                                    $537,820,666
                                                                         ============

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6.  SCHEDULE OF FUND ABD OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                 CAPITAL APPRECIATION FUND            MONEY MARKET PORTFOLIO
                                                               ------------------------------    ------------------------------
                                                                    2000             1999             2000             1999
                                                               -------------    -------------    -------------    -------------
INVESTMENT INCOME:
Dividends ..................................................   $   3,547,986    $   1,047,179    $     957,017    $     725,609
                                                               -------------    -------------    -------------    -------------

EXPENSES:
Insurance charges ..........................................       1,224,745          558,485          199,753          184,233
Administrative fees ........................................         146,970           67,019           23,970           22,108
                                                               -------------    -------------    -------------    -------------
    Net investment income (loss) ...........................       2,176,271          421,675          733,294          519,268
                                                               -------------    -------------    -------------    -------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ...........................       5,795,833        2,220,712      102,132,274       36,820,267
  Cost of investments sold .................................       4,760,165        1,782,208      102,132,274       36,820,267
                                                               -------------    -------------    -------------    -------------

    Net realized gain (loss) ...............................       1,035,668          438,504               --               --
                                                               -------------    -------------    -------------    -------------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year .................      26,080,852        4,622,288               --               --
  Unrealized gain (loss) end of year .......................      (3,778,508)      26,080,852               --               --
                                                               -------------    -------------    -------------    -------------

    Net change in unrealized gain (loss) for the year ......     (29,859,360)      21,458,564               --               --
                                                               -------------    -------------    -------------    -------------

Net increase (decrease) in net assets
    resulting from operations ..............................     (26,647,421)      22,318,743          733,294          519,268
                                                               -------------    -------------    -------------    -------------




UNIT TRANSACTIONS:
Participant purchase payments ..............................      24,862,230       25,135,659       13,109,259       16,823,111
Participant transfers from other Travelers accounts ........      28,821,355       17,901,644      104,298,094       40,511,216
Administrative charges .....................................         (15,122)          (7,280)          (1,376)          (1,444)
Contract surrenders ........................................      (3,885,656)      (1,564,969)      (4,755,148)      (2,258,579)
Participant transfers to other Travelers accounts ..........     (12,210,583)      (4,597,337)    (113,200,559)     (46,741,071)
Other payments to participants .............................      (1,166,978)        (332,773)        (705,829)        (192,579)
                                                               -------------    -------------    -------------    -------------

  Net increase (decrease) in net assets
    resulting from unit transactions .......................      36,405,246       36,534,944       (1,255,559)       8,140,654
                                                               -------------    -------------    -------------    -------------

    Net increase (decrease) in net assets ..................       9,757,825       58,853,687         (522,265)       8,659,922




NET ASSETS:
  Beginning of year ........................................      80,466,555       21,612,868       18,550,762        9,890,840
                                                               -------------    -------------    -------------    -------------

  End of year ..............................................   $  90,224,380    $  80,466,555    $  18,028,497    $  18,550,762
                                                               =============    =============    =============    =============


                                                                AIM V.I. VALUE FUND
                                                               ---------------------
                                                                    2000        1999
                                                               -------------    ----
INVESTMENT INCOME:
Dividends ..................................................   $      30,312    $ --
                                                               -------------    ----

EXPENSES:
Insurance charges ..........................................           1,151      --
Administrative fees ........................................             138      --
                                                               -------------    ----
    Net investment income (loss) ...........................          29,023      --
                                                               -------------    ----

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ...........................           8,755      --
  Cost of investments sold .................................           9,780      --
                                                               -------------    ----

    Net realized gain (loss) ...............................          (1,025)     --
                                                               -------------    ----

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year .................              --      --
  Unrealized gain (loss) end of year .......................         (43,497)     --
                                                               -------------    ----

    Net change in unrealized gain (loss) for the year ......         (43,497)     --
                                                               -------------    ----

Net increase (decrease) in net assets
    resulting from operations ..............................         (15,499)     --
                                                               -------------    ----




UNIT TRANSACTIONS:
Participant purchase payments ..............................         763,203      --
Participant transfers from other Travelers accounts ........         145,678      --
Administrative charges .....................................              --      --
Contract surrenders ........................................            (153)     --
Participant transfers to other Travelers accounts ..........              --      --
Other payments to participants .............................              --      --
                                                               -------------    ----

  Net increase (decrease) in net assets
    resulting from unit transactions .......................         908,728      --
                                                               -------------    ----

    Net increase (decrease) in net assets ..................         893,229      --




NET ASSETS:
  Beginning of year ........................................              --      --
                                                               -------------    ----

  End of year ..............................................   $     893,229    $ --
                                                               =============    ====

 PREMIER GROWTH PORTFOLIO -                                              DREYFUS
           CLASS B                     REIT SERIES                APPRECIATION PORTFOLIO           SMALL CAP PORTFOLIO
----------------------------   ----------------------------    ----------------------------    ----------------------------
    2000            1999           2000            1999            2000            1999            2000            1999
------------    ------------   ------------    ------------    ------------    ------------    ------------    ------------
$     11,976    $         --   $     10,435    $      2,770    $    216,074    $     87,177    $  3,544,427    $      1,302
------------    ------------   ------------    ------------    ------------    ------------    ------------    ------------


      25,042              --          5,464           2,033         134,721          82,929          69,554          29,314
       3,005              --            656             244          16,166           9,952           8,347           3,518
------------    ------------   ------------    ------------    ------------    ------------    ------------    ------------
     (16,071)             --          4,315             493          65,187          (5,704)      3,466,526         (31,530)
------------    ------------   ------------    ------------    ------------    ------------    ------------    ------------




       4,953              --      3,556,905         281,253       5,408,338         761,561       5,410,544         618,609
       4,808              --      3,492,952         282,636       4,998,650         707,727       4,844,314         570,420
------------    ------------   ------------    ------------    ------------    ------------    ------------    ------------

         145              --         63,953          (1,383)        409,688          53,834         566,230          48,189
------------    ------------   ------------    ------------    ------------    ------------    ------------    ------------


          --              --            645           3,060         854,663         257,683         597,060          71,151
  (1,082,132)             --         44,423             645         133,263         854,663      (3,057,735)        597,060
------------    ------------   ------------    ------------    ------------    ------------    ------------    ------------

  (1,082,132)             --         43,778          (2,415)       (721,400)        596,980      (3,654,795)        525,909
------------    ------------   ------------    ------------    ------------    ------------    ------------    ------------


  (1,098,058)             --        112,046          (3,305)       (246,525)        645,110         377,961         542,568
------------    ------------   ------------    ------------    ------------    ------------    ------------    ------------





   5,610,260              --        228,051          86,006       2,100,761       4,551,023       3,029,485         918,165
   2,693,300              --      4,010,449         433,624       6,496,946       2,326,375       6,947,295       1,566,419
        (133)             --            (44)            (14)         (1,683)         (1,037)           (869)           (292)
     (33,258)             --        (35,258)        (50,376)       (297,134)       (337,379)       (217,897)       (221,495)
    (166,533)             --     (3,804,325)       (243,508)     (4,834,566)       (865,646)     (5,357,884)       (411,679)
      (7,445)             --             --              --        (649,960)             --        (327,082)        (62,044)
------------    ------------   ------------    ------------    ------------    ------------    ------------    ------------


   8,096,191              --        398,873         225,732       2,814,364       5,673,336       4,073,048       1,789,074
------------    ------------   ------------    ------------    ------------    ------------    ------------    ------------

   6,998,133              --        510,919         222,427       2,567,839       6,318,446       4,451,009       2,331,642





          --              --        309,856          87,429       9,585,502       3,267,056       3,581,937       1,250,295
------------    ------------   ------------    ------------    ------------    ------------    ------------    ------------

$  6,998,133    $         --   $    820,775    $    309,856    $ 12,153,341    $  9,585,502    $  8,032,946    $  3,581,937
============    ============   ============    ============    ============    ============    ============    ============

6.  SCHEDULE OF FUND ABD OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)

                                                                                               DIVERSIFIED STRATEGIC INCOME
                                                                APPRECIATION PORTFOLIO                  PORTFOLIO
                                                             -----------------------------     -----------------------------
                                                                 2000             1999             2000             1999
                                                             ------------     ------------     ------------     ------------
INVESTMENT INCOME:
Dividends ...............................................    $    237,623     $    160,143     $  1,195,264     $    620,570
                                                             ------------     ------------     ------------     ------------

EXPENSES:
Insurance charges .......................................         145,719           90,474          153,814          130,715
Administrative fees .....................................          17,486           10,857           18,458           15,686
                                                             ------------     ------------     ------------     ------------
    Net investment income (loss) ........................          74,418           58,812        1,022,992          474,169
                                                             ------------     ------------     ------------     ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ........................         579,487          347,009        1,724,540        1,102,372
  Cost of investments sold ..............................         542,766          319,045        1,848,448        1,125,001
                                                             ------------     ------------     ------------     ------------

    Net realized gain (loss) ............................          36,721           27,964         (123,908)         (22,629)
                                                             ------------     ------------     ------------     ------------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ..............       1,005,599          294,241         (419,355)          16,560
  Unrealized gain (loss) end of year ....................         735,051        1,005,599       (1,149,264)        (419,355)
                                                             ------------     ------------     ------------     ------------

    Net change in unrealized gain (loss) for the year ...        (270,548)         711,358         (729,909)        (435,915)
                                                             ------------     ------------     ------------     ------------

Net increase (decrease) in net assets
    resulting from operations ...........................        (159,409)         798,134          169,175           15,625
                                                             ------------     ------------     ------------     ------------




UNIT TRANSACTIONS:
Participant purchase payments ...........................       3,052,914        3,135,245        1,056,163        2,531,720
Participant transfers from other Travelers accounts .....       1,921,305        1,737,859        1,566,540        3,186,530
Administrative charges ..................................          (1,461)            (889)          (1,221)          (1,141)
Contract surrenders .....................................        (353,586)        (203,910)        (569,718)        (633,957)
Participant transfers to other Travelers accounts .......        (365,672)        (177,648)        (747,792)        (977,675)
Other payments to participants ..........................         (75,889)        (123,705)        (585,422)          (7,471)
                                                             ------------     ------------     ------------     ------------

  Net increase (decrease) in net assets
    resulting from unit transactions ....................       4,177,611        4,366,952          718,550        4,098,006
                                                             ------------     ------------     ------------     ------------

    Net increase (decrease) in net assets ...............       4,018,202        5,165,086          887,725        4,113,631




NET ASSETS:
  Beginning of year .....................................       9,924,065        4,758,979       11,896,393        7,782,762
                                                             ------------     ------------     ------------     ------------

  End of year ...........................................    $ 13,942,267     $  9,924,065     $ 12,784,118     $ 11,896,393
                                                             ============     ============     ============     ============



                                                                 TOTAL  RETURN PORTFOLIO
                                                             -----------------------------
                                                                 2000             1999
                                                             ------------     ------------
INVESTMENT INCOME:
Dividends ...............................................    $    234,233     $     80,807
                                                             ------------     ------------

EXPENSES:
Insurance charges .......................................          45,487           17,135
Administrative fees .....................................           5,459            2,056
                                                             ------------     ------------
    Net investment income (loss) ........................         183,287           61,616
                                                             ------------     ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ........................         211,579           45,138
  Cost of investments sold ..............................         193,486           42,797
                                                             ------------     ------------

    Net realized gain (loss) ............................          18,093            2,341
                                                             ------------     ------------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ..............         225,610           27,783
  Unrealized gain (loss) end of year ....................         660,977          225,610
                                                             ------------     ------------

    Net change in unrealized gain (loss) for the year ...         435,367          197,827
                                                             ------------     ------------

Net increase (decrease) in net assets
    resulting from operations ...........................         636,747          261,784
                                                             ------------     ------------




UNIT TRANSACTIONS:
Participant purchase payments ...........................       2,228,100          699,222
Participant transfers from other Travelers accounts .....       1,136,258          661,344
Administrative charges ..................................            (463)            (205)
Contract surrenders .....................................         (95,504)         (16,398)
Participant transfers to other Travelers accounts .......        (170,759)         (23,701)
Other payments to participants ..........................         (14,841)         (11,472)
                                                             ------------     ------------

  Net increase (decrease) in net assets
    resulting from unit transactions ....................       3,082,791        1,308,790
                                                             ------------     ------------

    Net increase (decrease) in net assets ...............       3,719,538        1,570,574




NET ASSETS:
  Beginning of year .....................................       2,245,312          674,738
                                                             ------------     ------------

  End of year ...........................................    $  5,964,850     $  2,245,312
                                                             ============     ============


 EQUITY INDEX PORTFOLIO -           BALANCED PORTFOLIO -           GLOBAL LIFE SCIENCES              GLOBAL TECHNOLOGY
     CLASS II SHARES                   SERVICE SHARES           PORTFOLIO -  SERVICE SHARES      PORTFOLIO - SERVICE SHARES
---------------------------     ----------------------------    ----------------------------    ----------------------------
   2000            1999            2000             1999           2000             1999           2000             1999
-----------     -----------     -----------     ------------    -----------     ------------    -----------     ------------

$     6,674     $       254     $    89,466     $         --    $        --     $         --    $    23,064     $         --
-----------     -----------     -----------     ------------    -----------     ------------    -----------     ------------


     27,432           2,329          17,797               --          7,501               --         17,671               --
      3,292             280           2,136               --            900               --          2,121               --
-----------     -----------     -----------     ------------    -----------     ------------    -----------     ------------
    (24,050)         (2,355)         69,533               --         (8,401)              --          3,272               --
-----------     -----------     -----------     ------------    -----------     ------------    -----------     ------------




    456,120          27,272         204,653               --         88,535               --        244,377               --
    437,319          26,098         206,342               --         86,041               --        275,492               --
-----------     -----------     -----------     ------------    -----------     ------------    -----------     ------------

     18,801           1,174          (1,689)              --          2,494               --        (31,115)              --
-----------     -----------     -----------     ------------    -----------     ------------    -----------     ------------


     66,504              --              --               --             --               --             --               --
   (262,035)         66,504        (195,079)              --         95,025               --     (1,330,954)              --
-----------     -----------     -----------     ------------    -----------     ------------    -----------     ------------

   (328,539)         66,504        (195,079)              --         95,025               --     (1,330,954)              --
-----------     -----------     -----------     ------------    -----------     ------------    -----------     ------------


   (333,788)         65,323        (127,235)              --         89,118               --     (1,358,797)              --
-----------     -----------     -----------     ------------    -----------     ------------    -----------     ------------





  2,438,132         344,806       3,313,261               --      1,612,379               --      3,525,721               --
  1,715,005         443,885       1,789,539               --        598,728               --      1,994,935               --
       (318)            (20)            (86)              --            (59)              --           (184)              --
    (55,876)         (2,802)       (102,082)              --         (5,158)              --        (17,765)              --
   (397,258)        (23,816)        (77,186)              --        (80,987)              --       (341,720)              --
===========     ===========     ===========     ============    ===========     ============    ===========     ============


  3,699,685         762,053       4,923,446               --      2,124,903               --      5,160,987               --
-----------     -----------     -----------     ------------    -----------     ------------    -----------     ------------

  3,365,897         827,376       4,796,211               --      2,214,021               --      3,802,190               --





    827,376              --              --               --             --               --             --               --
-----------     -----------     -----------     ------------    -----------     ------------    -----------     ------------

$ 4,193,273     $   827,376     $ 4,796,211     $         --    $ 2,214,021     $         --    $ 3,802,190     $         --
===========     ===========     ===========     ============    ===========     ============    ===========     ============

6.  SCHEDULE OF FUND ABD OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)

                                                                STRATEGIC VALUE          VIPS CAPITAL           WORLDWIDE GROWTH
                                                                  PORTFOLIO -           APPRECIATION -             PORTFOLIO -
                                                                SERVICE SHARES          SERVICE SHARES            SERVICE SHARES
                                                             --------------------    ---------------------    ----------------------
                                                                 2000       1999        2000         1999        2000          1999
                                                             -----------    -----    -----------     -----    -----------     -----
INVESTMENT INCOME:
Dividends ...............................................    $        --    $  --    $       114     $  --    $   123,011     $  --
                                                             -----------    -----    -----------     -----    -----------     -----

EXPENSES:
Insurance charges .......................................             --       --             37        --         25,433        --
Administrative fees .....................................             --       --              4        --          3,052        --
                                                             -----------    -----    -----------     -----    -----------     -----
    Net investment income (loss) ........................             --       --             73        --         94,526        --
                                                             -----------    -----    -----------     -----    -----------     -----

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ........................             --       --            967        --        117,006        --
  Cost of investments sold ..............................             --       --          1,017        --        131,965        --
                                                             -----------    -----    -----------     -----    -----------     -----

Net realized gain (loss) ................................             --       --            (50)       --        (14,959)       --
                                                             -----------    -----    -----------     -----    -----------     -----

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ..............             --       --             --        --             --        --
  Unrealized gain (loss) end of year ....................             24       --         (1,481)       --     (1,053,424)       --
                                                             -----------    -----    -----------     -----    -----------     -----

    Net change in unrealized gain (loss) for the year ...             24       --         (1,481)       --     (1,053,424)       --
                                                             -----------    -----    -----------     -----    -----------     -----

Net increase (decrease) in net assets
    resulting from operations ...........................             24       --         (1,458)       --       (973,857)       --
                                                             -----------    -----    -----------     -----    -----------     -----




UNIT TRANSACTIONS:
Participant purchase payments ...........................          1,000       --         28,519        --      5,271,757        --
Participant transfers from other Travelers accounts .....             --       --            620        --      2,301,480        --
Administrative charges ..................................             --       --             --        --           (172)       --
Contract surrenders .....................................             --       --             --        --        (75,254)       --
Participant transfers to other Travelers accounts .......             --       --             --        --       (212,692)       --
Other payments to participants ..........................             --       --             --        --             --        --
                                                             -----------    -----    -----------     -----    -----------     -----

  Net increase (decrease) in net assets
    resulting from unit transactions ....................          1,000       --         29,139        --      7,285,119        --
                                                             -----------    -----    -----------     -----    -----------     -----

    Net increase (decrease) in net assets ...............          1,024       --         27,681        --      6,311,262        --




NET ASSETS:
  Beginning of year .....................................             --       --             --        --             --        --
                                                             -----------    -----    -----------     -----    -----------     -----

  End of year ...........................................    $     1,024    $  --    $    27,681     $  --    $ 6,311,262     $  --
                                                             ===========    =====    ===========     =====    ===========     =====

       CAPITAL FUND                HIGH YIELD BOND FUND               INVESTORS FUND                STRATEGIC BOND FUND
---------------------------     ---------------------------     ---------------------------     ---------------------------
   2000             1999            2000            1999            2000            1999            2000            1999
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

$    77,884     $     9,058     $    29,167     $    18,814     $   323,527     $    22,439     $    40,283     $    17,636
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------


      8,521           2,110           3,537           2,082          80,196          37,532           6,646           2,619
      1,023             253             424             250           9,623           4,504             798             314
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     68,340           6,695          25,206          16,482         233,708         (19,597)         32,839          14,703
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------




    222,512           3,465          20,067           2,317         796,431         289,940          39,819           2,880
    205,140           3,154          21,087           2,325         715,900         265,162          40,758           2,963
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

     17,372             311          (1,020)             (8)         80,531          24,778            (939)            (83)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------


     34,822           3,059         (13,154)         (3,262)        383,755         138,436         (20,040)         (4,632)
     21,021          34,822         (41,496)        (13,154)        879,569         383,755         (19,918)        (20,040)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

    (13,801)         31,763         (28,342)         (9,892)        495,814         245,319             122         (15,408)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------


     71,911          38,769          (4,156)          6,582         810,053         250,500          32,022            (788)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------





    582,423         151,953          13,396          55,007       2,698,570       1,659,310         117,197          47,924
    702,399          32,277         118,314          37,475       2,349,703       1,102,559         209,172         174,672
        (82)            (11)            (49)            (15)           (930)           (512)            (51)            (48)
    (13,831)             --          (3,019)             --        (209,603)       (204,275)         (2,613)           (242)
   (226,506)         (1,177)        (13,812)         (1,105)       (788,776)       (199,252)        (19,078)             --
    (18,293)             --              --              --        (157,056)             --         (11,295)             --
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------


  1,026,110         183,042         114,830          91,362       3,891,908       2,357,830         293,332         222,306
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

  1,098,021         221,811         110,674          97,944       4,701,961       2,608,330         325,354         221,518





    282,469          60,658         214,626         116,682       4,423,382       1,815,052         353,355         131,837
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

$ 1,380,490     $   282,469     $   325,300     $   214,626     $ 9,125,343     $ 4,423,382     $   678,709     $   353,355
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

6.  SCHEDULE OF FUND ABD OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)

                                                             SMALL CAP GROWTH FUND        EQUITY INCOME PORTFOLIO
                                                             ----------------------    -----------------------------
                                                                 2000         1999         2000             1999
                                                             ------------     -----    ------------     ------------
INVESTMENT INCOME:
Dividends ...............................................    $     11,764     $  --    $    365,495     $  2,008,066
                                                             ------------     -----    ------------     ------------

EXPENSES:
Insurance charges .......................................           1,736        --         406,986          314,919
Administrative fees .....................................             208        --          48,838           37,790
                                                             ------------     -----    ------------     ------------
    Net investment income (loss) ........................           9,820        --         (90,329)       1,655,357
                                                             ------------     -----    ------------     ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ........................         171,014        --       3,771,095        4,661,541
  Cost of investments sold ..............................         176,422        --       3,805,160        4,453,587
                                                             ------------     -----    ------------     ------------

    Net realized gain (loss) ............................          (5,408)       --         (34,065)         207,954
                                                             ------------     -----    ------------     ------------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ..............              --        --        (485,064)         745,051
  Unrealized gain (loss) end of year ....................         (17,930)       --       2,299,765         (485,064)
                                                             ------------     -----    ------------     ------------

    Net change in unrealized gain (loss) for the year ...         (17,930)       --       2,784,829       (1,230,115)
                                                             ------------     -----    ------------     ------------

Net increase (decrease) in net assets
    resulting from operations ...........................         (13,518)       --       2,660,435          633,196
                                                             ------------     -----    ------------     ------------




UNIT TRANSACTIONS:
Participant purchase payments ...........................         258,580        --       4,169,593        8,020,280
Participant transfers from other Travelers accounts .....         319,432        --       5,826,775        9,229,199
Administrative charges ..................................             (35)       --          (5,224)          (4,494)
Contract surrenders .....................................          (4,183)       --      (1,595,901)        (859,057)
Participant transfers to other Travelers accounts .......        (148,328)       --      (4,023,181)      (4,633,410)
Other payments to participants ..........................              --        --        (341,397)        (100,428)
                                                             ------------     -----    ------------     ------------

  Net increase (decrease) in net assets
    resulting from unit transactions ....................         425,466        --       4,030,665       11,652,090
                                                             ------------     -----    ------------     ------------

    Net increase (decrease) in net assets ...............         411,948        --       6,691,100       12,285,286




NET ASSETS:
  Beginning of year .....................................              --        --      30,539,550       18,254,264
                                                             ------------     -----    ------------     ------------

  End of year ...........................................    $    411,948     $  --    $ 37,230,650     $ 30,539,550
                                                             ============     =====    ============     ============

                                                             FEDERATED HIGH YIELD PORTFOLIO
                                                             ------------------------------
                                                                 2000             1999
                                                             ------------     ------------
INVESTMENT INCOME:
Dividends ...............................................    $  1,133,965     $     13,633
                                                             ------------     ------------

EXPENSES:
Insurance charges .......................................         146,521          138,721
Administrative fees .....................................          17,583           16,647
                                                             ------------     ------------
    Net investment income (loss) ........................         969,861         (141,735)
                                                             ------------     ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ........................       2,986,426        2,365,963
  Cost of investments sold ..............................       3,168,928        2,402,947
                                                             ------------     ------------

    Net realized gain (loss) ............................        (182,502)         (36,984)
                                                             ------------     ------------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ..............        (149,042)        (464,295)
  Unrealized gain (loss) end of year ....................      (2,098,911)        (149,042)
                                                             ------------     ------------

    Net change in unrealized gain (loss) for the year ...      (1,949,869)         315,253
                                                             ------------     ------------

Net increase (decrease) in net assets
    resulting from operations ...........................      (1,162,510)         136,534
                                                             ------------     ------------




UNIT TRANSACTIONS:
Participant purchase payments ...........................       1,433,809        2,033,327
Participant transfers from other Travelers accounts .....       2,061,003        3,837,822
Administrative charges ..................................          (1,544)          (1,747)
Contract surrenders .....................................        (894,161)        (770,879)
Participant transfers to other Travelers accounts .......      (2,489,605)      (1,949,924)
Other payments to participants ..........................         (93,197)        (117,057)
                                                             ------------     ------------

  Net increase (decrease) in net assets
    resulting from unit transactions ....................          16,305        3,031,542
                                                             ------------     ------------

    Net increase (decrease) in net assets ...............      (1,146,205)       3,168,076




NET ASSETS:
  Beginning of year .....................................      12,247,785        9,079,709
                                                             ------------     ------------

  End of year ...........................................    $ 11,101,580     $ 12,247,785
                                                             ============     ============

                                                                      LAZARD INTERNATIONAL STOCK
  FEDERATED STOCK PORTFOLIO            LARGE CAP PORTFOLIO                     PORTFOLIO              MFS EMERGING GROWTH PORTFOLIO
-----------------------------     -----------------------------     -----------------------------     ------------------------------
    2000             1999             2000             1999             2000             1999             2000             1999
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

$    667,931     $     87,028     $  2,686,590     $  1,740,029     $    909,061     $     23,805     $  1,897,771     $         --
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


     145,064          115,528          488,897          256,948          217,278          137,576          453,923          202,370
      17,408           13,863           58,668           30,834           26,073           16,509           54,471           24,284
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     505,459          (42,363)       2,139,025        1,452,247          665,710         (130,280)       1,389,377         (226,654)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------




   2,450,746        1,153,728        2,307,222        1,419,191       24,956,764       21,147,993        8,770,347        2,643,903
   2,462,106        1,099,409        2,055,283        1,256,734       25,634,607       19,897,484        6,713,593        2,131,902
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

     (11,360)          54,319          251,939          162,457         (677,843)       1,250,509        2,056,754          512,001
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


     456,685          232,266        5,367,345        1,114,989        1,406,763          206,761       13,333,635        1,426,982
     255,933          456,685       (4,037,234)       5,367,345         (726,899)       1,406,763          645,127       13,333,635
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

    (200,752)         224,419       (9,404,579)       4,252,356       (2,133,662)       1,200,002      (12,688,508)      11,906,653
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


     293,347          236,375       (7,013,615)       5,867,060       (2,145,795)       2,320,231       (9,242,377)      12,192,000
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------





     661,058        2,639,748        9,826,213       10,697,522        3,724,239        3,079,195        9,727,828        5,915,315
   1,552,325        3,682,345        9,185,757        8,514,278       32,033,654       23,802,779       16,501,812        7,222,363
      (1,336)          (1,320)          (5,771)          (3,076)          (2,178)          (1,640)          (5,068)          (2,821)
  (1,317,033)        (457,867)      (1,433,168)        (764,379)        (718,707)        (387,573)      (1,338,306)        (454,002)
  (1,308,425)        (917,771)      (2,619,371)      (2,121,139)     (28,580,506)     (21,777,319)     (10,164,656)      (3,033,592)
     (95,816)         (87,864)      (1,041,454)        (243,753)        (244,898)              --         (908,606)        (142,209)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


    (509,227)       4,857,271       13,912,206       16,079,453        6,211,604        4,715,442       13,813,004        9,505,054
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

    (215,880)       5,093,646        6,898,591       21,946,513        4,065,809        7,035,673        4,570,627       21,697,054





  11,963,412        6,869,766       33,037,605       11,091,092       14,982,051        7,946,378       31,046,523        9,349,469
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

$ 11,747,532     $ 11,963,412     $ 39,936,196     $ 33,037,605     $ 19,047,860     $ 14,982,051     $ 35,617,150     $ 31,046,523
============     ============     ============     ============     ============     ============     ============     ============

6.  SCHEDULE OF FUND ABD OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)

                                                             MFS MID CAP GROWTH PORTFOLIO          MFS RESEARCH PORTFOLIO
                                                             -----------------------------     -----------------------------
                                                                 2000             1999             2000             1999
                                                             ------------     ------------     ------------     ------------
INVESTMENT INCOME:
Dividends ...............................................    $    826,346     $      8,285     $     39,636     $         --
                                                             ------------     ------------     ------------     ------------

EXPENSES:
Insurance charges .......................................         150,877           26,689           32,908            9,492
Administrative fees .....................................          18,105            3,202            3,949            1,139
                                                             ------------     ------------     ------------     ------------
    Net investment income (loss) ........................         657,364          (21,606)           2,779          (10,631)
                                                             ------------     ------------     ------------     ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ........................       4,266,616          399,698        1,538,885        1,010,404
  Cost of investments sold ..............................       3,555,783          326,674        1,463,490        1,017,181
                                                             ------------     ------------     ------------     ------------

    Net realized gain (loss) ............................         710,833           73,024           75,395           (6,777)
                                                             ------------     ------------     ------------     ------------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ..............       1,662,073           71,902          253,426           10,200
  Unrealized gain (loss) end of year ....................        (127,567)       1,662,073         (128,845)         253,426
                                                             ------------     ------------     ------------     ------------

    Net change in unrealized gain (loss) for the year ...      (1,789,640)       1,590,171         (382,271)         243,226
                                                             ------------     ------------     ------------     ------------

Net increase (decrease) in net assets
    resulting from operations ...........................        (421,443)       1,641,589         (304,097)         225,818
                                                             ------------     ------------     ------------     ------------




UNIT TRANSACTIONS:
Participant purchase payments ...........................       8,894,059        1,732,530          553,407          310,020
Participant transfers from other Travelers accounts .....      11,786,863        1,583,134        2,445,136        2,033,372
Administrative charges ..................................          (1,517)            (248)            (259)             (45)
Contract surrenders .....................................        (495,006)        (216,816)        (151,140)         (22,104)
Participant transfers to other Travelers accounts .......      (6,159,335)        (288,786)      (1,590,850)        (966,477)
Other payments to participants ..........................         (14,057)              --           (4,782)              --
                                                             ------------     ------------     ------------     ------------

  Net increase (decrease) in net assets
    resulting from unit transactions ....................      14,011,007        2,809,814        1,251,512        1,354,766
                                                             ------------     ------------     ------------     ------------

    Net increase (decrease) in net assets ...............      13,589,564        4,451,403          947,415        1,580,584




NET ASSETS:
  Beginning of year .....................................       5,138,103          686,700        1,738,634          158,050
                                                             ------------     ------------     ------------     ------------

  End of year ...........................................    $ 18,727,667     $  5,138,103     $  2,686,049     $  1,738,634
                                                             ============     ============     ============     ============


                                                               STRATEGIC STOCK PORTFOLIO
                                                             -----------------------------
                                                                 2000             1999
                                                             ------------     ------------
INVESTMENT INCOME:
Dividends ...............................................    $     25,677     $          1
                                                             ------------     ------------

EXPENSES:
Insurance charges .......................................           4,450            1,501
Administrative fees .....................................             534              180
                                                             ------------     ------------
    Net investment income (loss) ........................          20,693           (1,680)
                                                             ------------     ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ........................         540,898           18,753
  Cost of investments sold ..............................         550,742           18,265
                                                             ------------     ------------

    Net realized gain (loss) ............................          (9,844)             488
                                                             ------------     ------------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ..............          (2,986)             548
  Unrealized gain (loss) end of year ....................          56,548           (2,986)
                                                             ------------     ------------

    Net change in unrealized gain (loss) for the year ...          59,534           (3,534)
                                                             ------------     ------------

Net increase (decrease) in net assets
    resulting from operations ...........................          70,383           (4,726)
                                                             ------------     ------------




UNIT TRANSACTIONS:
Participant purchase payments ...........................         271,527          117,640
Participant transfers from other Travelers accounts .....         621,814          106,149
Administrative charges ..................................             (41)              (1)
Contract surrenders .....................................         (20,255)         (11,121)
Participant transfers to other Travelers accounts .......        (608,532)          (3,812)
Other payments to participants ..........................              --               --
                                                             ------------     ------------

  Net increase (decrease) in net assets
    resulting from unit transactions ....................         264,513          208,855
                                                             ------------     ------------

    Net increase (decrease) in net assets ...............         334,896          204,129




NET ASSETS:
  Beginning of year .....................................         217,197           13,068
                                                             ------------     ------------

  End of year ...........................................    $    552,093     $    217,197
                                                             ============     ============

                                    DISCIPLINED MID CAP STOCK        DISCIPLINED SMALL CAP STOCK            TRAVELERS QUALITY
 CONVERTIBLE BOND PORTFOLIO                 PORTFOLIO                        PORTFOLIO                        BOND PORTFOLIO
-----------------------------     -----------------------------     -----------------------------     -----------------------------
    2000             1999             2000             1999             2000             1999             2000             1999
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

$    187,292     $        726     $    264,423     $    104,722     $    144,896     $         --     $    762,294     $     76,458
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


      30,994            8,911           66,762           34,868           30,647           12,646          195,804          176,898
       3,719            1,069            8,012            4,184            3,677            1,518           23,496           21,228
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     152,579           (9,254)         189,649           65,670          110,572          (14,164)         542,994         (121,668)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------




     375,493          160,279        7,577,740          404,757        3,348,502          188,403        3,038,930        4,555,826
     349,125          152,955        6,886,967          377,797        3,110,811          174,262        3,039,698        4,582,079
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

      26,368            7,324          690,773           26,960          237,691           14,141             (768)         (26,253)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


     152,036            7,911          601,947          245,193          313,361           40,047          (30,110)        (136,847)
     150,029          152,036          360,813          601,947          (11,864)         313,361          285,237          (30,110)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

      (2,007)         144,125         (241,134)         356,754         (325,225)         273,314          315,347          106,737
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


     176,940          142,195          639,288          449,384           23,038          273,291          857,573          (41,184)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------





   1,668,919          467,949        1,050,501        1,272,157          448,136          944,969        2,552,085        6,437,094
   1,570,948          406,472        6,444,684          917,797        4,872,554          507,028        5,692,326        5,111,317
        (301)            (124)            (670)            (570)            (131)             (46)          (2,109)          (1,618)
     (69,791)         (20,124)        (238,877)        (196,313)         (40,285)         (15,680)        (928,666)        (792,240)
    (298,764)        (123,085)      (5,567,450)        (292,188)      (4,506,115)        (157,526)      (3,188,357)      (5,952,208)
     (29,642)              --               --           (8,868)              --               --         (384,890)        (207,636)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


   2,841,369          731,088        1,688,188        1,692,015          774,159        1,278,745        3,740,389        4,594,709
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

   3,018,309          873,283        2,327,476        2,141,399          797,197        1,552,036        4,597,962        4,553,525





   1,331,935          458,652        4,105,390        1,963,991        2,015,717          463,681       15,106,372       10,552,847
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

$  4,350,244     $  1,331,935     $  6,432,866     $  4,105,390     $  2,812,914     $  2,015,717     $ 19,704,334     $ 15,106,372
============     ============     ============     ============     ============     ============     ============     ============

6.  SCHEDULE OF FUND ABD OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)

                                                                    ACTIVE
                                                                 INTERNATIONAL
                                                                  ALLOCATION           EMERGING MARKETS             EQUITY GROWTH
                                                                   PORTFOLIO           EQUITY PORTFOLIO               PORTFOLIO
                                                             -------------------    -----------------------     -------------------
                                                               2000        1999        2000          1999          2000        1999
                                                             ---------     -----    ---------     ---------     ---------     -----
INVESTMENT INCOME:
Dividends ...............................................    $   2,225     $  --    $  45,408     $      38     $  13,433     $  --
                                                             ---------     -----    ---------     ---------     ---------     -----

EXPENSES:
Insurance charges .......................................          234        --        4,279         2,082         1,398        --
Administrative fees .....................................           28        --          513           250           167        --
                                                             ---------     -----    ---------     ---------     ---------     -----
    Net investment income (loss) ........................        1,963        --       40,616        (2,294)       11,868        --
                                                             ---------     -----    ---------     ---------     ---------     -----

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ........................          234        --      162,578         9,254         2,098        --
  Cost of investments sold ..............................          247        --      125,476         6,601         2,191        --
                                                             ---------     -----    ---------     ---------     ---------     -----

    Net realized gain (loss) ............................          (13)       --       37,102         2,653           (93)       --
                                                             ---------     -----    ---------     ---------     ---------     -----

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ..............           --        --      136,354           208            --        --
  Unrealized gain (loss) end of year ....................       (5,191)       --     (120,754)      136,354       (72,576)       --
                                                             ---------     -----    ---------     ---------     ---------     -----

    Net change in unrealized gain (loss) for the year ...       (5,191)       --     (257,108)      136,146       (72,576)       --
                                                             ---------     -----    ---------     ---------     ---------     -----

Net increase (decrease) in net assets
    resulting from operations ...........................       (3,241)       --     (179,390)      136,505       (60,801)       --
                                                             ---------     -----    ---------     ---------     ---------     -----




UNIT TRANSACTIONS:
Participant purchase payments ...........................       77,379        --      144,205       141,794       322,528        --
Participant transfers from other Travelers accounts .....           --        --      118,351        55,692        25,243        --
Administrative charges ..................................           (1)       --          (26)           (3)           (3)       --
Contract surrenders .....................................           --        --           --            --            --        --
Participant transfers to other Travelers accounts .......           --        --     (133,316)       (1,169)           --        --
Other payments to participants ..........................           --        --      (28,590)           --            --        --
                                                             ---------     -----    ---------     ---------     ---------     -----

  Net increase (decrease) in net assets
    resulting from unit transactions ....................       77,378        --      100,624       196,314       347,768        --
                                                             ---------     -----    ---------     ---------     ---------     -----

    Net increase (decrease) in net assets ...............       74,137        --      (78,766)      332,819       286,967        --




NET ASSETS:
  Beginning of year .....................................           --        --      353,894        21,075            --        --
                                                             ---------     -----    ---------     ---------     ---------     -----

  End of year ...........................................    $  74,137     $  --    $ 275,128     $ 353,894     $ 286,967     $  --
                                                             =========     =====    =========     =========     =========     =====

                                      MID CAP
  GLOBAL EQUITY PORTFOLIO         GROWTH PORTFOLIO         MID CAP VALUE PORTFOLIO       TECHNOLOGY PORTFOLIO
---------------------------     ---------------------    ---------------------------     ---------------------
    2000            1999            2000        1999         2000            1999            2000        1999
-----------     -----------     -----------     -----    -----------     -----------     -----------     -----

$    80,796     $    28,094     $     1,344     $  --    $   148,072     $   112,515     $         4     $  --
-----------     -----------     -----------     -----    -----------     -----------     -----------     -----


      9,528           4,380           1,039        --         12,824           7,964           1,591        --
      1,144             526             125        --          1,539             956             190        --
-----------     -----------     -----------     -----    -----------     -----------     -----------     -----
     70,124          23,188             180        --        133,709         103,595          (1,777)       --
-----------     -----------     -----------     -----    -----------     -----------     -----------     -----




    133,007           5,444           1,900        --        444,926           8,108           2,205        --
    130,021           5,301           1,845        --        411,054           7,566           2,315        --
-----------     -----------     -----------     -----    -----------     -----------     -----------     -----

      2,986             143              55        --         33,872             542            (110)       --
-----------     -----------     -----------     -----    -----------     -----------     -----------     -----


     (3,629)          5,627              --        --         55,041          21,070              --        --
     17,414          (3,629)        (31,221)       --        (26,243)         55,041        (164,107)       --
-----------     -----------     -----------     -----    -----------     -----------     -----------     -----

     21,043          (9,256)        (31,221)       --        (81,284)         33,971        (164,107)       --
-----------     -----------     -----------     -----    -----------     -----------     -----------     -----


     94,153          14,075         (30,986)       --         86,297         138,108        (165,994)       --
-----------     -----------     -----------     -----    -----------     -----------     -----------     -----





    193,377         171,348         247,279        --        206,828         334,833         440,070        --
    351,456         171,335          11,340        --        313,808         310,400          75,210        --
        (96)            (58)             (1)       --           (117)            (45)            (13)       --
     (8,915)         (1,115)             --        --        (12,178)             --              --        --
   (113,059)         (1,129)             --        --       (341,518)         (1,133)             --        --
     (2,980)             --              --        --       (105,897)             --              --        --
-----------     -----------     -----------     -----    -----------     -----------     -----------     -----


    419,783         340,381         258,618        --         60,926         644,055         515,267        --
-----------     -----------     -----------     -----    -----------     -----------     -----------     -----

    513,936         354,456         227,632        --        147,223         782,163         349,273        --





    516,688         162,232              --        --      1,011,066         228,903              --        --
-----------     -----------     -----------     -----    -----------     -----------     -----------     -----

$ 1,030,624     $   516,688     $   227,632     $  --    $ 1,158,289     $ 1,011,066     $   349,273     $  --
===========     ===========     ===========     =====    ===========     ===========     ===========     =====

6.  SCHEDULE OF FUND ABD OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)

                                                                                                                       AIM CAPITAL
                                                                  U.S. REAL                                           APPRECIATION
                                                               ESTATE PORTFOLIO            VALUE PORTFOLIO              PORTFOLIO
                                                            -----------------------     -----------------------     ----------------
                                                               2000          1999          2000          1999          2000     1999
                                                            ---------     ---------     ---------     ---------     ---------   ----
INVESTMENT INCOME:
Dividends ...............................................   $  10,504     $   4,563     $  21,451     $   8,596     $      --   $ --
                                                            ---------     ---------     ---------     ---------     ---------   ----

EXPENSES:
Insurance charges .......................................       1,385         1,001         9,622         7,196         1,093     --
Administrative fees .....................................         167           121         1,155           864           131     --
                                                            ---------     ---------     ---------     ---------     ---------   ----
    Net investment income (loss) ........................       8,952         3,441        10,674           536        (1,224)    --
                                                            ---------     ---------     ---------     ---------     ---------   ----

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ........................       9,512         1,032       237,279        17,404        63,822     --
  Cost of investments sold ..............................       9,289         1,044       231,219        17,400        68,920     --
                                                            ---------     ---------     ---------     ---------     ---------   ----

    Net realized gain (loss) ............................         223           (12)        6,060             4        (5,098)    --
                                                            ---------     ---------     ---------     ---------     ---------   ----

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ..............      (5,127)        1,982       (20,935)       (2,994)           --     --
  Unrealized gain (loss) end of year ....................      11,460        (5,127)      151,647       (20,935)      (64,506)    --
                                                            ---------     ---------     ---------     ---------     ---------   ----

    Net change in unrealized gain (loss) for the year ...      16,587        (7,109)      172,582       (17,941)      (64,506)    --
                                                            ---------     ---------     ---------     ---------     ---------   ----

Net increase (decrease) in net assets
    resulting from operations ...........................      25,762        (3,680)      189,316       (17,401)      (70,828)    --
                                                            ---------     ---------     ---------     ---------     ---------   ----




UNIT TRANSACTIONS:
Participant purchase payments ...........................      15,600        18,167        79,437       291,399       705,735     --
Participant transfers from other Travelers accounts .....      26,419        16,830       216,368       237,591       171,500     --
Administrative charges ..................................         (12)           (9)          (68)          (36)           --     --
Contract surrenders .....................................      (8,519)           --       (10,448)         (807)         (644)    --
Participant transfers to other Travelers accounts .......          --            --      (217,171)      (10,618)      (38,267)    --
Other payments to participants ..........................          --            --            --            --            --     --
                                                            ---------     ---------     ---------     ---------     ---------   ----

  Net increase (decrease) in net assets
    resulting from unit transactions ....................      33,488        34,988        68,118       517,529       838,324     --
                                                            ---------     ---------     ---------     ---------     ---------   ----

    Net increase (decrease) in net assets ...............      59,250        31,308       257,434       500,128       767,496     --




NET ASSETS:
  Beginning of year .....................................      91,744        60,436       727,498       227,370            --     --
                                                            ---------     ---------     ---------     ---------     ---------   ----

  End of year ...........................................   $ 150,994     $  91,744     $ 984,932     $ 727,498     $ 767,496   $ --
                                                            =========     =========     =========     =========     =========   ====

                                                                      PUTNAM DIVERSIFIED INCOME
  ALLIANCE GROWTH PORTFOLIO        MFS TOTAL RETURN PORTFOLIO                PORTFOLIO                     COMSTOCK PORTFOLIO
-----------------------------     -----------------------------     -----------------------------     -----------------------------
    2000             1999             2000             1999             2000             1999             2000             1999
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

$  4,941,991     $  1,855,924     $  2,354,121     $  2,082,764     $    326,082     $    167,538     $      5,295     $        792
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


     775,353          437,320          482,175          366,156           47,313           38,080            1,662              279
      93,042           52,478           57,861           43,939            5,678            4,570              199               33
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
   4,073,596        1,366,126        1,814,085        1,672,669          273,091          124,888            3,434              480
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------




   8,926,916        1,465,969        4,882,151        2,475,486        1,764,509        1,015,355           16,339              272
   8,141,001        1,272,192        4,981,701        2,524,170        1,888,440        1,064,779           15,573              284
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

     785,915          193,777          (99,550)         (48,684)        (123,931)         (49,424)             766              (12)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


  12,263,862        2,809,812         (706,163)         661,506         (121,201)         (45,104)          (2,411)              --
  (6,125,495)      12,263,862        3,253,348         (706,163)        (338,087)        (121,201)          43,711           (2,411)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

 (18,389,357)       9,454,050        3,959,511       (1,367,669)        (216,886)         (76,097)          46,122           (2,411)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


 (13,529,846)      11,013,953        5,674,046          256,316          (67,726)            (633)          50,322           (1,943)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------





  12,147,668       14,436,775        4,174,473        9,041,417          289,073          926,978          135,937           15,000
  17,820,601       10,992,232        6,254,585       10,020,464        1,700,734        1,643,635           87,419           47,048
      (8,414)          (5,391)          (6,356)          (5,488)            (492)            (611)             (18)              (4)
  (2,598,749)        (915,879)      (1,778,003)        (990,556)        (252,797)        (145,172)              --               --
  (9,729,949)      (2,682,070)      (4,775,502)      (3,752,590)      (1,487,702)        (904,157)         (14,719)              --
    (767,322)        (231,618)        (810,352)         (78,882)            (508)            (135)              --               --
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


  16,863,835       21,594,049        3,058,845       14,234,365          248,308        1,520,538          208,619           62,044
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

   3,333,989       32,608,002        8,732,891       14,490,681          180,582        1,519,905          258,941           60,101





  54,783,328       22,175,326       35,834,177       21,343,496        3,596,520        2,076,615           60,101               --
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

$ 58,117,317     $ 54,783,328     $ 44,567,068     $ 35,834,177     $  3,777,102     $  3,596,520     $    319,042     $     60,101
============     ============     ============     ============     ============     ============     ============     ============

6.  SCHEDULE OF FUND ABD OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)

                                                                 COMSTOCK                                         DOMESTIC INCOME
                                                                PORTFOLIO -            DOMESTIC INCOME              PORTFOLIO -
                                                              CLASS II SHARES             PORTFOLIO               CLASS II SHARES
                                                             ------------------    -----------------------     --------------------
                                                                2000      1999        2000          1999          2000        1999
                                                             ---------    -----    ---------     ---------     ---------     -----
INVESTMENT INCOME:
Dividends ...............................................    $      --    $  --    $  50,988     $   9,985     $      --     $  --
                                                             ---------    -----    ---------     ---------     ---------     -----

EXPENSES:
Insurance charges .......................................           --       --        8,790         2,600             1        --
Administrative fees .....................................           --       --        1,055           312            --        --
                                                             ---------    -----    ---------     ---------     ---------     -----
    Net investment income (loss) ........................           --       --       41,143         7,073            (1)       --
                                                             ---------    -----    ---------     ---------     ---------     -----

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ........................           --       --       60,093        15,662            --        --
  Cost of investments sold ..............................           --       --       63,805        15,591            --        --
                                                             ---------    -----    ---------     ---------     ---------     -----

    Net realized gain (loss) ............................           --       --       (3,712)           71            --        --
                                                             ---------    -----    ---------     ---------     ---------     -----

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ..............           --       --       (9,790)        3,443            --        --
  Unrealized gain (loss) end of year ....................           69       --      (10,325)       (9,790)            3        --
                                                             ---------    -----    ---------     ---------     ---------     -----

    Net change in unrealized gain (loss) for the year ...           69       --         (535)      (13,233)            3        --
                                                             ---------    -----    ---------     ---------     ---------     -----

Net increase (decrease) in net assets
    resulting from operations ...........................           69       --       36,896        (6,089)            2        --
                                                             ---------    -----    ---------     ---------     ---------     -----




UNIT TRANSACTIONS:
Participant purchase payments ...........................        1,000       --       20,143       333,450         1,000        --
Participant transfers from other Travelers accounts .....           --       --      316,173        91,878            --        --
Administrative charges ..................................           --       --          (34)           (5)           --        --
Contract surrenders .....................................           --       --      (39,630)       (2,379)           --        --
Participant transfers to other Travelers accounts .......           --       --      (18,723)      (10,514)           --        --
Other payments to participants ..........................           --       --           --            --            --        --
                                                             ---------    -----    ---------     ---------     ---------     -----

  Net increase (decrease) in net assets
    resulting from unit transactions ....................        1,000       --      277,929       412,430         1,000        --
                                                             ---------    -----    ---------     ---------     ---------     -----

    Net increase (decrease) in net assets ...............        1,069       --      314,825       406,341         1,002        --




NET ASSETS:
  Beginning of year .....................................           --       --      524,827       118,486            --        --
                                                             ---------    -----    ---------     ---------     ---------     -----

  End of year ...........................................    $   1,069    $  --    $ 839,652     $ 524,827     $   1,002     $  --
                                                             =========    =====    =========     =========     =========     =====

                                EMERGING GROWTH PORTFOLIO -                                          ENTERPRISE PORTFOLIO -
 EMERGING GROWTH PORTFOLIO            CLASS II SHARES               ENTERPRISE PORTFOLIO                CLASS II SHARES
---------------------------     -----------------------------    ---------------------------     ------------------------------
    2000            1999            2000             1999            2000            1999            2000             1999
-----------     -----------     -----------     -------------    -----------     -----------     -----------     --------------

$     4,233     $        --     $        --     $          --    $   143,106     $    36,770     $        --     $           --
-----------     -----------     -----------     -------------    -----------     -----------     -----------     --------------


     24,257           3,447               2                --         20,161           8,628               1                 --
      2,911             414               1                --          2,419           1,035              --                 --
-----------     -----------     -----------     -------------    -----------     -----------     -----------     --------------
    (22,935)         (3,861)             (3)               --        120,526          27,107              (1)                --
-----------     -----------     -----------     -------------    -----------     -----------     -----------     --------------




    297,545           3,266              --                --        490,261          13,703              --                 --
    223,062           2,712              --                --        463,187          13,495              --                 --
-----------     -----------     -----------     -------------    -----------     -----------     -----------     --------------

     74,483             554              --                --         27,074             208              --                 --
-----------     -----------     -----------     -------------    -----------     -----------     -----------     --------------


    373,995           3,606              --                --        206,478          25,690              --                 --
   (144,108)        373,995             (53)               --       (298,990)        206,478              (5)                --
-----------     -----------     -----------     -------------    -----------     -----------     -----------     --------------

   (518,103)        370,389             (53)               --       (505,468)        180,788              (5)                --
-----------     -----------     -----------     -------------    -----------     -----------     -----------     --------------


   (466,555)        367,082             (56)               --       (357,868)        208,103              (6)                --
-----------     -----------     -----------     -------------    -----------     -----------     -----------     --------------





  1,029,795         428,846           4,000                --        739,643         381,073           2,000                 --
    926,401         344,643              --                --        584,666         444,998              --                 --
       (435)            (75)             --                --           (382)           (187)             --                 --
    (12,659)           (271)             --                --        (23,917)           (760)             --                 --
   (202,351)           (552)             --                --       (288,707)         (4,927)             --                 --
   (124,612)             --              --                --       (166,275)             --              --                 --
-----------     -----------     -----------     -------------    -----------     -----------     -----------     --------------


  1,616,139         772,591           4,000                --        845,028         820,197           2,000                 --
-----------     -----------     -----------     -------------    -----------     -----------     -----------     --------------

  1,149,584       1,139,673           3,944                --        487,160       1,028,300           1,994                 --





  1,172,399          32,726              --                --      1,281,707         253,407              --                 --
-----------     -----------     -----------     -------------    -----------     -----------     -----------     --------------

$ 2,321,983     $ 1,172,399     $     3,944     $          --    $ 1,768,867     $ 1,281,707     $     1,994     $           --
===========     ===========     ===========     =============    ===========     ===========     ===========     ==============

6.  SCHEDULE OF FUND ABD OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)

                                                                                                  GOVERNMENT
                                                                                                  PORTFOLIO -
                                                                 GOVERNMENT PORTFOLIO           CLASS II SHARES
                                                             ---------------------------     --------------------
                                                                 2000            1999            2000       1999
                                                             -----------     -----------     -----------    -----
INVESTMENT INCOME:
Dividends ...............................................    $    21,647     $    14,961     $        --    $  --
                                                             -----------     -----------     -----------    -----

EXPENSES:
Insurance charges .......................................          4,898           3,571              --       --
Administrative fees .....................................            588             429              --       --
                                                             -----------     -----------     -----------    -----
    Net investment income (loss) ........................         16,161          10,961              --       --
                                                             -----------     -----------     -----------    -----

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ........................        100,192         222,657              --       --
  Cost of investments sold ..............................        104,917         229,340              --       --
                                                             -----------     -----------     -----------    -----

    Net realized gain (loss) ............................         (4,725)         (6,683)             --       --
                                                             -----------     -----------     -----------    -----

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ..............        (17,089)            594              --       --
  Unrealized gain (loss) end of year ....................         12,653         (17,089)              3       --
                                                             -----------     -----------     -----------    -----

    Net change in unrealized gain (loss) for the year ...         29,742         (17,683)              3       --
                                                             -----------     -----------     -----------    -----

Net increase (decrease) in net assets
    resulting from operations ...........................         41,178         (13,405)              3       --
                                                             -----------     -----------     -----------    -----




UNIT TRANSACTIONS:
Participant purchase payments ...........................         62,478         125,210           1,000       --
Participant transfers from other Travelers accounts .....        199,945         125,137              --       --
Administrative charges ..................................            (12)             (2)             --       --
Contract surrenders .....................................         (3,336)             --              --       --
Participant transfers to other Travelers accounts .......        (91,747)       (268,760)             --       --
Other payments to participants ..........................             --              --              --       --
                                                             -----------     -----------     -----------    -----

  Net increase (decrease) in net assets
    resulting from unit transactions ....................        167,328         (18,415)          1,000       --
                                                             -----------     -----------     -----------    -----

    Net increase (decrease) in net assets ...............        208,506         (31,820)          1,003       --




NET ASSETS:
  Beginning of year .....................................        334,021         365,841              --       --
                                                             -----------     -----------     -----------    -----

  End of year ...........................................    $   542,527     $   334,021     $     1,003    $  --
                                                             ===========     ===========     ===========    =====


                                                                 GROWTH AND INCOME
                                                                      PORTFOLIO
                                                             ---------------------------
                                                                 2000            1999
                                                             -----------     -----------
INVESTMENT INCOME:
Dividends ...............................................    $   146,138     $    71,338
                                                             -----------     -----------

EXPENSES:
Insurance charges .......................................         21,624           9,562
Administrative fees .....................................          2,595           1,147
                                                             -----------     -----------
    Net investment income (loss) ........................        121,919          60,629
                                                             -----------     -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ........................        400,074          15,672
  Cost of investments sold ..............................        363,371          14,636
                                                             -----------     -----------

    Net realized gain (loss) ............................         36,703           1,036
                                                             -----------     -----------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ..............         52,036          18,306
  Unrealized gain (loss) end of year ....................        191,072          52,036
                                                             -----------     -----------

    Net change in unrealized gain (loss) for the year ...        139,036          33,730
                                                             -----------     -----------

Net increase (decrease) in net assets
    resulting from operations ...........................        297,658          95,395
                                                             -----------     -----------




UNIT TRANSACTIONS:
Participant purchase payments ...........................        504,229         461,000
Participant transfers from other Travelers accounts .....        574,644         416,784
Administrative charges ..................................           (225)            (74)
Contract surrenders .....................................        (28,733)         (1,098)
Participant transfers to other Travelers accounts .......       (237,949)         (5,354)
Other payments to participants ..........................       (131,704)             --
                                                             -----------     -----------

  Net increase (decrease) in net assets
    resulting from unit transactions ....................        680,262         871,258
                                                             -----------     -----------

    Net increase (decrease) in net assets ...............        977,920         966,653




NET ASSETS:
  Beginning of year .....................................      1,268,061         301,408
                                                             -----------     -----------

  End of year ...........................................    $ 2,245,981     $ 1,268,061
                                                             ===========     ===========

    GROWTH AND INCOME               VAN KAMPEN MONEY              MONEY MARKET PORTFOLIO -          CONTRAFUND(R) PORTFOLIO -
PORTFOLIO - CLASS II SHARES         MARKET PORTFOLIO                  CLASS II SHARES                    SERVICE CLASS 2
---------------------------    ---------------------------     ------------------------------    -------------------------------
   2000            1999           2000            1999            2000              1999             2000             1999
-----------     -----------    -----------     -----------     -----------    ---------------    -----------     ---------------

$        --     $        --    $    93,378     $    22,254     $         5    $            --    $        --     $            --
-----------     -----------    -----------     -----------     -----------    ---------------    -----------     ---------------


          1              --         19,904           6,143               1                 --          9,727                  --
         --              --          2,389             737              --                 --          1,167                  --
-----------     -----------    -----------     -----------     -----------    ---------------    -----------     ---------------
         (1)             --         71,085          15,374               4                 --        (10,894)                 --
-----------     -----------    -----------     -----------     -----------    ---------------    -----------     ---------------




         --              --        472,398         433,121              --                 --         15,854                  --
         --              --        472,398         433,121              --                 --         16,499                  --
-----------     -----------    -----------     -----------     -----------    ---------------    -----------     ---------------

         --              --             --              --              --                 --           (645)                 --
-----------     -----------    -----------     -----------     -----------    ---------------    -----------     ---------------


         --              --             --              --              --                 --             --                  --
         73              --             --              --              --                 --       (114,852)                 --
-----------     -----------    -----------     -----------     -----------    ---------------    -----------     ---------------

         73              --             --              --              --                 --       (114,852)                 --
-----------     -----------    -----------     -----------     -----------    ---------------    -----------     ---------------


         72              --         71,085          15,374               4                 --       (126,391)                 --
-----------     -----------    -----------     -----------     -----------    ---------------    -----------     ---------------





      2,000              --        139,500         224,857           1,000                 --      1,982,395                  --
         --              --      1,549,338         109,623           3,511                 --      1,038,340                  --
         --              --           (195)            (29)             --                 --            (41)                 --
         --              --           (106)         (2,128)             --                 --         (6,422)                 --
         --              --       (443,630)       (424,869)             --                 --         (7,636)                 --
         --              --         (9,914)             --              --                 --         (8,361)                 --
-----------     -----------    -----------     -----------     -----------    ---------------    -----------     ---------------


      2,000              --      1,234,993         (92,546)          4,511                 --      2,998,275                  --
-----------     -----------    -----------     -----------     -----------    ---------------    -----------     ---------------

      2,072              --      1,306,078         (77,172)          4,515                 --      2,871,884                  --





         --              --        575,249         652,421              --                 --             --                  --
-----------     -----------    -----------     -----------     -----------    ---------------    -----------     ---------------

$     2,072     $        --    $ 1,881,327     $   575,249     $     4,515    $            --    $ 2,871,884     $            --
===========     ===========    ===========     ===========     ===========    ===============    ===========     ===============

6.  SCHEDULE OF FUND ABD OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)

                                                              FIDELITY VIP MID CAP
                                                                  PORTFOLIO -
                                                                SERVICE CLASS II           EMERGING MARKETS PORTFOLIO
                                                             -----------------------    -------------------------------
                                                                  2000         1999          2000              1999
                                                             -------------     -----    -------------     -------------
INVESTMENT INCOME:
Dividends ...............................................    $          --     $  --    $     126,067     $      40,241
                                                             -------------     -----    -------------     -------------

EXPENSES:
Insurance charges .......................................                1        --           30,459             5,663
Administrative fees .....................................               --        --            3,655               680
                                                             -------------     -----    -------------     -------------
    Net investment income (loss) ........................               (1)       --           91,953            33,898
                                                             -------------     -----    -------------     -------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ........................               --        --       24,339,841           693,636
  Cost of investments sold ..............................               --        --       24,888,536           584,067
                                                             -------------     -----    -------------     -------------

    Net realized gain (loss) ............................               --        --         (548,695)          109,569
                                                             -------------     -----    -------------     -------------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ..............               --        --          208,850            10,892
  Unrealized gain (loss) end of year ....................              102        --         (191,741)          208,850
                                                             -------------     -----    -------------     -------------

    Net change in unrealized gain (loss) for the year ...              102        --         (400,591)          197,958
                                                             -------------     -----    -------------     -------------

Net increase (decrease) in net assets
    resulting from operations ...........................              101        --         (857,333)          341,425
                                                             -------------     -----    -------------     -------------




UNIT TRANSACTIONS:
Participant purchase payments ...........................            2,000        --        1,086,489           338,115
Participant transfers from other Travelers accounts .....               --        --       25,049,618         1,134,391
Administrative charges ..................................               --        --             (354)              (60)
Contract surrenders .....................................               --        --         (117,982)          (30,890)
Participant transfers to other Travelers accounts .......               --        --      (24,125,116)         (776,189)
Other payments to participants ..........................               --        --          (11,163)               --
                                                             -------------     -----    -------------     -------------

  Net increase (decrease) in net assets
    resulting from unit transactions ....................            2,000        --        1,881,492           665,367
                                                             -------------     -----    -------------     -------------

    Net increase (decrease) in net assets ...............            2,101        --        1,024,159         1,006,792




NET ASSETS:
  Beginning of year .....................................               --        --        1,170,918           164,126
                                                             -------------     -----    -------------     -------------

  End of year ...........................................    $       2,101     $  --    $   2,195,077     $   1,170,918
                                                             =============     =====    =============     =============




                                                                        COMBINED
                                                             -------------------------------
                                                                  2000              1999
                                                             -------------     -------------
INVESTMENT INCOME:
Dividends ...............................................    $  29,157,966     $  11,312,884
                                                             -------------     -------------

EXPENSES:
Insurance charges .......................................        6,062,391         3,483,129
Administrative fees .....................................          727,488           417,979
                                                             -------------     -------------
    Net   (loss) ........................................       22,368,087         7,411,776
                                                             -------------     -------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ........................      235,948,107        89,049,275
  Cost of investments sold ..............................      230,526,486        86,033,378
                                                             -------------     -------------

    Net realized gain (loss) ............................        5,421,621         3,015,897
                                                             -------------     -------------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ..............       64,087,301        12,441,713
  Unrealized gain (loss) end of year ....................      (16,568,667)       64,087,301
                                                             -------------     -------------

    Net change in unrealized gain (loss) for the year ...      (80,655,968)       51,645,588
                                                             -------------     -------------

Net increase (decrease) in net assets
    resulting from operations ...........................      (52,866,260)       62,073,261
                                                             -------------     -------------




UNIT TRANSACTIONS:
Participant purchase payments ...........................      145,640,996       127,477,159
Participant transfers from other Travelers accounts .....      328,147,868       163,232,615
Administrative charges ..................................          (67,782)          (42,735)
Contract surrenders .....................................      (24,877,030)      (12,553,592)
Participant transfers to other Travelers accounts .......     (256,537,225)     (105,324,883)
Other payments to participants ..........................       (9,046,507)       (1,948,494)
                                                             -------------     -------------

  Net increase (decrease) in net assets
    resulting from unit transactions ....................      183,260,320       170,840,070
                                                             -------------     -------------

    Net increase (decrease) in net assets ...............      130,394,060       232,913,331




NET ASSETS:
  Beginning of year .....................................      409,434,062       176,520,731
                                                             -------------     -------------

  End of year ...........................................    $ 539,828,122     $ 409,434,062
                                                             =============     =============

7.  SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND ABD
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                  CAPITAL APPRECIATION FUND         MONEY MARKET PORTFOLIO      AIM V.I. VALUE FUND
                                                 ----------------------------    ----------------------------   --------------------
                                                     2000            1999            2000            1999           2000        1999
                                                 ------------    ------------    ------------    ------------   ------------    ----
Accumulation and annuity units
  beginning of year ...........................    25,971,911      10,561,314      16,750,270       9,244,927             --      --
Accumulation units purchased and
  transferred from other Travelers accounts ...    17,671,845      18,101,882     103,407,087      52,491,386      1,020,506      --
Accumulation units redeemed and
  transferred to other Travelers accounts .....    (5,839,301)     (2,691,208)   (104,612,172)    (44,986,043)          (178)     --
Annuity units .................................          (207)            (77)             --              --             --      --
                                                 ------------    ------------    ------------    ------------   ------------    ----
Accumulation and annuity units
  end of year .................................    37,804,248      25,971,911      15,545,185      16,750,270      1,020,328      --
                                                 ============    ============    ============    ============   ============    ====


                                                    PREMIER GROWTH                                        DREYFUS APPRECIATION
                                                  PORTFOLIO - CLASS B          REIT SERIES                      PORTFOLIO
                                                  -------------------   --------------------------    --------------------------
                                                      2000       1999       2000           1999           2000           1999
                                                  -----------    ----   -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ...........................            --      --       357,910         96,983      7,840,789      2,937,245
Accumulation units purchased and
  transferred from other Travelers accounts ...     9,127,691      --     4,175,220        589,683      7,003,913      5,939,396
Accumulation units redeemed and
  transferred to other Travelers accounts .....      (221,182)     --    (3,801,120)      (328,756)    (4,696,900)    (1,035,852)
Annuity units .................................            --      --            --             --             --             --
                                                  -----------    ----   -----------    -----------    -----------    -----------
Accumulation and annuity units
  end of year .................................     8,906,509      --       732,010        357,910     10,147,802      7,840,789
                                                  ===========    ====   ===========    ===========    ===========    ===========


                                                                                                            DIVERSIFIED STRATEGIC
                                                   SMALL CAP PORTFOLIO         APPRECIATION PORTFOLIO         INCOME PORTFOLIO
                                                --------------------------    -------------------------   -------------------------
                                                    2000           1999           2000          1999          2000          1999
                                                -----------    -----------    -----------   -----------   -----------   -----------
Accumulation and annuity units
  beginning of year ...........................   3,387,052      1,435,805      6,935,912     3,710,315    10,783,437     7,076,327
Accumulation units purchased and
  transferred from other Travelers accounts ...   8,519,734      2,693,885      3,554,580     3,598,677     2,364,715     5,177,864
Accumulation units redeemed and
  transferred to other Travelers accounts .....  (5,108,780)      (742,638)      (566,878)     (372,950)   (1,717,183)   (1,470,754)
Annuity units .................................          --             --           (778)         (130)           --            --
                                                -----------    -----------    -----------   -----------   -----------   -----------
Accumulation and annuity units
  end of year .................................   6,798,006      3,387,052      9,922,836     6,935,912    11,430,969    10,783,437
                                                ===========    ===========    ===========   ===========   ===========   ===========

7.  SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND ABD
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)

                                                                                  EQUITY INDEX PORTFOLIO -     BALANCED PORTFOLIO -
                                                    TOTAL RETURN PORTFOLIO            CLASS II SHARES             SERVICE SHARES
                                                   -------------------------     -------------------------     --------------------
                                                      2000           1999           2000           1999           2000        1999
                                                   ----------     ----------     ----------     ----------     ----------     ----
Accumulation and annuity units
  beginning of year ...........................     1,958,751        708,254        753,819             --             --       --
Accumulation units purchased and
  transferred from other Travelers accounts ...     2,644,388      1,299,511      3,940,081        779,285      5,117,181       --
Accumulation units redeemed and
  transferred to other Travelers accounts .....      (222,801)       (49,014)      (421,283)       (25,466)      (182,408)      --
Annuity units .................................            --             --             --             --             --       --
                                                   ----------     ----------     ----------     ----------     ----------     ----
Accumulation and annuity units
  end of year .................................     4,380,338      1,958,751      4,272,617        753,819      4,934,773       --
                                                   ==========     ==========     ==========     ==========     ==========     ====


                                                    GLOBAL LIFE SCIENCES      GLOBAL TECHNOLOGY         STRATEGIC VALUE
                                                         PORTFOLIO -              PORTFOLIO -              PORTFOLIO -
                                                       SERVICE SHARES           SERVICE SHARES          SERVICE SHARES
                                                    --------------------     --------------------     -------------------
                                                       2000         1999        2000         1999        2000        1999
                                                    ----------      ----     ----------      ----     ----------     ----
Accumulation and annuity units
  beginning of year ...........................             --        --             --        --             --       --
Accumulation units purchased and
  transferred from other Travelers accounts ...      2,032,459        --      6,078,372        --          1,000       --
Accumulation units redeemed and
  transferred to other Travelers accounts .....        (81,005)       --       (416,386)       --             --       --
Annuity units .................................             --        --             --        --             --       --
                                                    ----------      ----     ----------      ----     ----------     ----
Accumulation and annuity units
  end of year .................................      1,951,454        --      5,661,986        --          1,000       --
                                                    ==========      ====     ==========      ====     ==========     ====


                                                       VIP CAPITAL            WORLDWIDE GROWTH
                                                      APPRECIATION -            PORTFOLIO -
                                                      SERVICE SHARES           SERVICE SHARES               CAPITAL FUND
                                                    -------------------     --------------------     --------------------------
                                                       2000        1999        2000         1999        2000            1999
                                                    ----------     ----     ----------      ----     ----------      ----------
Accumulation and annuity units
  beginning of year ...........................             --       --             --        --        216,465          55,964
Accumulation units purchased and
  transferred from other Travelers accounts ...         31,783       --      8,245,611        --        865,222         161,500
Accumulation units redeemed and
  transferred to other Travelers accounts .....             --       --       (336,848)       --       (174,359)           (999)
Annuity units .................................             --       --             --        --             --              --
                                                    ----------     ----     ----------      ----     ----------      ----------
Accumulation and annuity units
  end of year .................................         31,783       --      7,908,763        --        907,328         216,465
                                                    ==========     ====     ==========      ====     ==========      ==========

7.  SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND ABD
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)

                                                    HIGH YIELD BOND FUND           INVESTORS FUND              STRATEGIC BOND FUND
                                                 -------------------------     ------------------------    ------------------------
                                                    2000           1999           2000          1999          2000          1999
                                                 ----------     ----------     ----------    ----------    ----------    ----------
Accumulation and annuity units
  beginning of year ...........................     208,039        117,685      3,905,967     1,764,644       344,250       127,127
Accumulation units purchased and
  transferred from other Travelers accounts ...     128,418         91,470      4,159,761     2,512,443       312,528       217,409
Accumulation units redeemed and
  transferred to other Travelers accounts .....     (16,632)        (1,116)      (974,792)     (371,120)      (31,891)         (286)
Annuity units .................................          --             --             --            --            --            --
                                                 ----------     ----------     ----------    ----------    ----------    ----------
Accumulation and annuity units
  end of year .................................     319,825        208,039      7,090,936     3,905,967       624,887       344,250
                                                 ==========     ==========     ==========    ==========    ==========    ==========


                                                       SMALL CAP                                            FEDERATED HIGH
                                                      GROWTH FUND        EQUITY INCOME PORTFOLIO            YIELD PORTFOLIO
                                                  -------------------   --------------------------    --------------------------
                                                       2000      1999       2000           1999           2000           1999
                                                  -----------    ----   -----------    -----------    -----------    -----------
Accumulation and annuity units
  beginning of year ...........................            --      --    19,892,863     12,301,819     10,237,038      7,715,310
Accumulation units purchased and
  transferred from other Travelers accounts ...       574,722      --     6,544,128     11,259,107      3,004,835      4,881,852
Accumulation units redeemed and
  transferred to other Travelers accounts .....      (157,283)     --    (3,901,254)    (3,668,063)    (2,996,455)    (2,360,124)
Annuity units .................................            --      --            --             --             --             --
                                                  -----------    ----   -----------    -----------    -----------    -----------
Accumulation and annuity units
 end of year ..................................       417,439      --    22,535,737     19,892,863     10,245,418     10,237,038
                                                  ===========    ====   ===========    ===========    ===========    ===========


                                                                                                             LAZARD INTERNATIONAL
                                                FEDERATED STOCK PORTFOLIO      LARGE CAP PORTFOLIO             STOCK PORTFOLIO
                                                -------------------------    -------------------------    -------------------------
                                                   2000          1999           2000          1999           2000          1999
                                                -----------   -----------    -----------   -----------    -----------   -----------
Accumulation and annuity units
  beginning of year ...........................   7,710,739     4,599,587     15,562,311     6,662,550     10,264,070     6,533,760
Accumulation units purchased and
  transferred from other Travelers accounts ...   1,483,303     4,064,289      9,207,942    10,608,971     27,105,390    20,317,507
Accumulation units redeemed and
  transferred to other Travelers accounts .....  (1,794,496)     (953,137)    (2,463,843)   (1,709,210)   (22,425,700)  (16,587,197)
Annuity units .................................          --            --            434            --             --            --
                                                -----------   -----------    -----------   -----------    -----------   -----------
Accumulation and annuity units
  end of year .................................   7,399,546     7,710,739     22,306,844    15,562,311     14,943,760    10,264,070
                                                ===========   ===========    ===========   ===========    ===========   ===========

7.  SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND ABD
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)

                                                       MFS EMERGING                  MFS MID CAP
                                                     GROWTH PORTFOLIO              GROWTH PORTFOLIO        MFS RESEARCH PORTFOLIO
                                                 -------------------------    -------------------------   -------------------------
                                                     2000          1999           2000           1999          2000          1999
                                                 -----------   -----------    -----------   -----------   -----------   -----------
Accumulation and annuity units
  beginning of year ...........................   11,222,748     5,891,811      3,220,420       696,846     1,352,776       149,981
Accumulation units purchased and
  transferred from other Travelers accounts ...    9,950,787     7,281,189     11,320,427     2,929,277     2,273,956     2,134,758
Accumulation units redeemed and
  transferred to other Travelers accounts .....   (4,825,442)   (1,950,156)    (3,656,228)     (405,703)   (1,382,059)     (931,963)
Annuity units .................................         (238)          (96)            --            --            --            --
                                                 -----------   -----------    -----------   -----------   -----------   -----------
Accumulation and annuity units
  end of year .................................   16,347,855    11,222,748     10,884,619     3,220,420     2,244,673     1,352,776
                                                 ===========   ===========    ===========   ===========   ===========   ===========


                                                      STRATEGIC STOCK             CONVERTIBLE BOND        DISCIPLINED MID CAP STOCK
                                                         PORTFOLIO                    PORTFOLIO                   PORTFOLIO
                                                  ------------------------    ------------------------    -------------------------
                                                     2000          1999          2000          1999          2000          1999
                                                  ----------    ----------    ----------    ----------    ----------    ----------
Accumulation and annuity units
  beginning of year ...........................      221,310        13,783     1,137,997       458,699     2,663,507     1,425,770
Accumulation units purchased and
  transferred from other Travelers accounts ...      966,776       222,076     2,525,596       815,947     4,331,985     1,600,400
Accumulation units redeemed and
  transferred to other Travelers accounts .....     (670,504)      (14,549)     (313,668)     (136,649)   (3,366,130)     (362,663)
Annuity units .................................           --            --            --            --            --            --
                                                  ----------    ----------    ----------    ----------    ----------    ----------
Accumulation and annuity units
  end of year .................................      517,582       221,310     3,349,925     1,137,997     3,629,362     2,663,507
                                                  ==========    ==========    ==========    ==========    ==========    ==========



                                                    DISCIPLINED SMALL CAP         TRAVELERS QUALITY BOND      ACTIVE INTERNATIONAL
                                                       STOCK PORTFOLIO                  PORTFOLIO             ALLOCATION PORTFOLIO
                                                  --------------------------    --------------------------    -------------------
                                                      2000           1999           2000           1999           2000       1999
                                                  -----------    -----------    -----------    -----------    -----------    ----
Accumulation and annuity units
  beginning of year ...........................     1,899,628        518,858     13,396,194      9,328,606             --      --
Accumulation units purchased and
  transferred from other Travelers accounts ...     4,946,120      1,566,779      7,104,964     10,221,069         80,840      --
Accumulation units redeemed and
  transferred to other Travelers accounts .....    (4,212,703)      (186,009)    (3,935,307)    (6,153,362)            (1)     --
Annuity units .................................            --             --           (449)          (119)            --      --
                                                  -----------    -----------    -----------    -----------    -----------    ----
Accumulation and annuity units
  end of year .................................     2,633,045      1,899,628     16,565,402     13,396,194         80,839      --
                                                  ===========    ===========    ===========    ===========    ===========    ====

7.  SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND ABD
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)

                                                    EMERGING MARKETS       EQUITY GROWTH         GLOBAL EQUITY
                                                    EQUITY PORTFOLIO         PORTFOLIO             PORTFOLIO
                                                  --------------------    ----------------   --------------------
                                                    2000        1999        2000      1999     2000        1999
                                                  --------    --------    --------    ----   --------    --------
Accumulation and annuity units
  beginning of year ...........................    238,502      27,410          --      --    508,044     163,749
Accumulation units purchased and
  transferred from other Travelers accounts ...    192,889     212,224     348,900      --    534,696     346,550
Accumulation units redeemed and
  transferred to other Travelers accounts .....   (122,043)     (1,132)         (2)     --   (120,718)     (2,255)
Annuity units .................................         --          --          --      --         --          --
                                                  --------    --------    --------    ----   --------    --------
Accumulation and annuity units
  end of year .................................    309,348     238,502     348,898      --    922,022     508,044
                                                  ========    ========    ========    ====   ========    ========


                                                      MID CAP GROWTH           MID CAP VALUE
                                                         PORTFOLIO               PORTFOLIO             TECHNOLOGY PORTFOLIO
                                                    ------------------     ----------------------      --------------------
                                                      2000        1999       2000          1999          2000        1999
                                                    --------      ----     --------      --------      --------      ----
Accumulation and annuity units
  beginning of year ...........................           --        --      818,991       219,618            --        --
Accumulation units purchased and
  transferred from other Travelers accounts ...      264,429        --      398,352       600,373       533,986        --
Accumulation units redeemed and
  transferred to other Travelers accounts .....           (1)       --     (358,283)       (1,000)          (12)       --
Annuity units .................................           --        --           --            --            --        --
                                                    --------      ----     --------      --------      --------      ----
Accumulation and annuity units
  end of year .................................      264,428        --      859,060       818,991       533,974        --
                                                    ========      ====     ========      ========      ========      ====


                                                                                                                    AIM CAPITAL
                                                        U.S. REAL ESTATE                                            APPRECIATION
                                                           PORTFOLIO                 VALUE PORTFOLIO                 PORTFOLIO
                                                   -------------------------     -------------------------     -------------------
                                                      2000           1999           2000           1999           2000        1999
                                                   ----------     ----------     ----------     ----------     ----------     ----
Accumulation and annuity units
  beginning of year ...........................       105,964         66,511        853,765        258,345             --       --
Accumulation units purchased and
  transferred from other Travelers accounts ...        41,032         39,463        340,340        608,561      1,031,130       --
Accumulation units redeemed and
  transferred to other Travelers accounts .....        (8,847)           (10)      (256,029)       (13,141)       (50,343)      --
Annuity units .................................            --             --             --             --             --       --
                                                   ----------     ----------     ----------     ----------     ----------     ----
Accumulation and annuity units
  end of year .................................       138,149        105,964        938,076        853,765        980,787       --
                                                   ==========     ==========     ==========     ==========     ==========     ====

7.  SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND ABD
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)

                                                                                    MFS TOTAL                 PUTNAM DIVERSIFIED
                                                ALLIANCE GROWTH PORTFOLIO        RETURN PORTFOLIO              INCOME PORTFOLIO
                                                -------------------------    -------------------------    -------------------------
                                                    2000          1999           2000          1999           2000          1999
                                                -----------   -----------    -----------   -----------    -----------   -----------
Accumulation and annuity units
  beginning of year ...........................  25,024,627    13,211,206     27,173,225    16,380,184      3,396,677     1,955,397
Accumulation units purchased and
  transferred from other Travelers accounts ...  14,239,499    13,905,439      7,657,770    14,486,220      1,899,767     2,442,067
Accumulation units redeemed and
  transferred to other Travelers accounts .....  (6,341,103)   (2,091,919)    (5,447,798)   (3,693,094)    (1,664,307)   (1,000,658)
Annuity units .................................        (448)          (99)          (324)          (85)          (484)         (129)
                                                -----------   -----------    -----------   -----------    -----------   -----------
Accumulation and annuity units
  end of year .................................  32,922,575    25,024,627     29,382,873    27,173,225      3,631,653     3,396,677
                                                ===========   ===========    ===========   ===========    ===========   ===========


                                                                                    COMSTOCK
                                                                                   PORTFOLIO -           DOMESTIC INCOME
                                                      COMSTOCK PORTFOLIO         CLASS II SHARES            PORTFOLIO
                                                    ----------------------      -----------------     ----------------------
                                                      2000          1999          2000       1999       2000          1999
                                                    --------      --------      --------     ----     --------      --------
Accumulation and annuity units
  beginning of year ...........................       65,606            --            --       --      533,733       116,317
Accumulation units purchased and
  transferred from other Travelers accounts ...      221,470        65,610         1,000       --      340,782       430,246
Accumulation units redeemed and
  transferred to other Travelers accounts .....      (14,962)           (4)           --       --      (58,604)      (12,830)
Annuity units .................................           --            --            --       --           --            --
                                                    --------      --------      --------     ----     --------      --------
Accumulation and annuity units
  end of year .................................      272,114        65,606         1,000       --      815,911       533,733
                                                    ========      ========      ========     ====     ========      ========


                                                      DOMESTIC INCOME                                         EMERGING GROWTH
                                                        PORTFOLIO -                                              PORTFOLIO -
                                                      CLASS II SHARES       EMERGING GROWTH PORTFOLIO         CLASS II SHARES
                                                    -------------------     --------------------------      -------------------
                                                       2000        1999        2000            1999            2000        1999
                                                    ----------     ----     ----------      ----------      ----------     ----
Accumulation and annuity units
  beginning of year ...........................             --       --        483,237          27,189              --       --
Accumulation units purchased and
  transferred from other Travelers accounts ...          1,000       --        729,609         456,640           4,000       --
Accumulation units redeemed and
  transferred to other Travelers accounts .....             --       --       (132,577)           (592)             --       --
Annuity units .................................             --       --             --              --              --       --
                                                    ----------     ----     ----------      ----------      ----------     ----
Accumulation and annuity units
  end of year .................................          1,000       --      1,080,269         483,237           4,000       --
                                                    ==========     ====     ==========      ==========      ==========     ====

7.  SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND ABD
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)

                                                                                     ENTERPRISE
                                                                                     PORTFOLIO -
                                                    ENTERPRISE PORTFOLIO           CLASS II SHARES          GOVERNMENT PORTFOLIO
                                                 --------------------------      -------------------     --------------------------
                                                    2000            1999            2000        1999        2000            1999
                                                 ----------      ----------      ----------     ----     ----------      ----------
Accumulation and annuity units
  beginning of year ...........................     953,537         233,972              --       --        333,180         347,758
Accumulation units purchased and
  transferred from other Travelers accounts ...     965,548         724,912           2,000       --        248,301         246,222
Accumulation units redeemed and
  transferred to other Travelers accounts .....    (355,717)         (5,347)             --       --        (93,268)       (260,800)
Annuity units .................................          --              --              --       --             --              --
                                                 ----------      ----------      ----------     ----     ----------      ----------
Accumulation and annuity units
  end of year .................................   1,563,368         953,537           2,000       --        488,213         333,180
                                                 ==========      ==========      ==========     ====     ==========      ==========


                                                        GOVERNMENT                                           GROWTH AND INCOME
                                                        PORTFOLIO -             GROWTH AND INCOME                PORTFOLIO -
                                                      CLASS II SHARES               PORTFOLIO                 CLASS II SHARES
                                                    -------------------     --------------------------      -------------------
                                                       2000        1999        2000            1999            2000        1999
                                                    ----------     ----     ----------      ----------      ----------     ----
Accumulation and annuity units
  beginning of year ...........................             --       --      1,105,415         292,761              --       --
Accumulation units purchased and
  transferred from other Travelers accounts ...          1,000       --        879,225         818,586           2,000       --
Accumulation units redeemed and
  transferred to other Travelers accounts .....             --       --       (320,957)         (5,932)             --       --
Annuity units .................................             --       --             --              --              --       --
                                                    ----------     ----     ----------      ----------      ----------     ----
Accumulation and annuity units
  end of year .................................          1,000       --      1,663,683       1,105,415           2,000       --
                                                    ==========     ====     ==========      ==========      ==========     ====


                                                                                       MONEY MARKET             CONTRAFUND(R)
                                                      VAN KAMPEN MONEY MARKET           PORTFOLIO -              PORTFOLIO -
                                                             PORTFOLIO                CLASS II SHARES          SERVICE CLASS 2
                                                    --------------------------      -------------------     --------------------
                                                       2000            1999            2000        1999        2000         1999
                                                    ----------      ----------      ----------     ----     ----------      ----
Accumulation and annuity units
  beginning of year ...........................        545,168         637,874              --       --             --        --
Accumulation units purchased and
  transferred from other Travelers accounts ...      1,580,716         321,015           4,507       --      3,137,580        --
Accumulation units redeemed and
  transferred to other Travelers accounts .....       (418,990)       (413,721)             --       --        (24,210)       --
Annuity units .................................             --              --              --       --             --        --
                                                    ----------      ----------      ----------     ----     ----------      ----
Accumulation and annuity units
  end of year .................................      1,706,894         545,168           4,507       --      3,113,370        --
                                                    ==========      ==========      ==========     ====     ==========      ====

7.  SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND ABD
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)

                                                   FIDELITY VIP MID
                                                    CAP PORTFOLIO -
                                                   SERVICE CLASS II      EMERGING MARKETS PORTFOLIO               COMBINED
                                                  -------------------   ----------------------------    ---------------------------
                                                      2000       1999       2000            1999            2000           1999
                                                  ------------   ----   ------------    ------------    ------------   ------------
Accumulation and annuity units
  beginning of year ...........................             --     --        892,012         223,688     241,227,856    128,295,949
Accumulation units purchased and
  transferred from other Travelers accounts ...          2,000     --     24,345,258       1,442,108     341,772,652    208,703,848
Accumulation units redeemed and
  transferred to other Travelers accounts .....             --     --    (22,759,565)       (773,784)   (224,071,508)   (95,771,206)
Annuity units .................................             --     --             --              --          (2,494)          (735)
                                                  ------------   ----   ------------    ------------    ------------   ------------
Accumulation and annuity units
  end of year .................................          2,000     --      2,477,705         892,012     358,926,506    241,227,856
                                                  ============   ====   ============    ============    ============   ============

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors of The Travelers Insurance Company and Owners of Variable Annuity Contracts of The Travelers Fund ABD for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Fund ABD for Variable Annuities (comprised of the sub-accounts listed in note 1) (collectively, "the Account") as of December 31, 2000, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the years in the two-year period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December 31, 2000, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2000, the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                /s/ KPMG LLP


Hartford, Connecticut
February 15, 2001

                       This page intentionally left blank

                              Independent Auditors
                                    KPMG LLP
                              Hartford, Connecticut




This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Fund ABD for Variable Annuities or shares of Fund ABD's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for The Travelers Fund ABD for Variable Annuities product(s) offered by The Travelers Insurance Company and the Prospectuses of the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.






FNDABD  (Annual)  (12-00)  Printed in U.S.A.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholder
The Travelers Insurance Company:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in retained earnings and accumulated other changes in equity from non-owner sources and cash flows for each of the years in the three-year period ended December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and subsidiaries as of December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP
Hartford, Connecticut
January 16, 2001

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                 ($ in millions)




FOR THE YEAR ENDED DECEMBER 31,                             2000     1999      1998
                                                            ----     ----      ----
REVENUES
Premiums                                                  $1,966    $1,728    $1,727
Net investment income                                      2,730     2,506     2,185
Realized investment gains (losses)                           (77)      113       149
Fee income                                                   505       432       370
Other revenues                                               130        89        70
------------------------------------------------------------------------------------
   Total Revenues                                          5,254     4,868     4,501
------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                      1,752     1,505     1,462
Interest credited to contractholders                       1,038       937       876
Amortization of deferred acquisition costs                   347       315       275
General and administrative expenses                          463       519       505
------------------------------------------------------------------------------------
   Total Benefits and Expenses                             3,600     3,276     3,118
------------------------------------------------------------------------------------

Income before federal income taxes                         1,654     1,592     1,383
------------------------------------------------------------------------------------

Federal income taxes
   Current                                                   462       409       442
   Deferred                                                   89       136        39
------------------------------------------------------------------------------------
   Total Federal Income Taxes                                551       545       481
------------------------------------------------------------------------------------
Net income                                                $1,103    $1,047      $902
====================================================================================


                   See Notes to Consolidated Financial Statements.

                  THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 ($ in millions)



DECEMBER 31,                                                        2000      1999
-------------------------------------------------------------------------------------
ASSETS
Fixed maturities, available for sale at fair value
    (including $1,494 at December 31, 2000 subject
    to securities lending agreements)                              $26,812  $23,866
Equity securities, at fair value                                       592      784
Mortgage loans                                                       2,187    2,285
Real estate held for sale                                               31      236
Policy loans                                                         1,249    1,258
Short-term securities                                                2,136    1,283
Trading securities, at fair value                                    1,870    1,678
Other invested assets                                                2,356    2,098
-------------------------------------------------------------------------------------
   Total Investments                                                37,233   33,488
-------------------------------------------------------------------------------------
Cash                                                                   150       85
Investment income accrued                                              442      395
Premium balances receivable                                             97      109
Reinsurance recoverables                                             3,977    3,234
Deferred acquisition costs                                           2,989    2,688
Separate and variable accounts                                      24,006   22,199
Other assets                                                         1,399    1,333
-------------------------------------------------------------------------------------
   Total Assets                                                    $70,293  $63,531
-------------------------------------------------------------------------------------
LIABILITIES
Contractholder funds                                               $19,394  $17,567
Future policy benefits and claims                                   13,300   12,563
Separate and variable accounts                                      23,994   22,194
Deferred federal income taxes                                          284       23
Trading securities sold not yet purchased, at fair value             1,109    1,098
Other liabilities                                                    3,818    2,466
-------------------------------------------------------------------------------------
   Total Liabilities                                                61,899   55,911
-------------------------------------------------------------------------------------
SHAREHOLDER'S EQUITY
Common stock, par value $2.50; 40 million shares authorized,
  issued and outstanding                                               100      100
Additional paid-in capital                                           3,848    3,819
Retained earnings                                                    4,342    4,099
Accumulated other changes in equity from non-owner sources             104     (398)
-------------------------------------------------------------------------------------
   Total Shareholder's Equity                                        8,394    7,620
-------------------------------------------------------------------------------------
   Total Liabilities and Shareholder's Equity                      $70,293  $63,531
=====================================================================================


                   See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
     CONSOLIDATED STATEMENTS OF CHANGES IN RETAINED EARNINGS AND ACCUMULATED
                 OTHER CHANGES IN EQUITY FROM NON-OWNER SOURCES
                                 ($ in millions)



STATEMENTS OF CHANGES IN RETAINED EARNINGS           2000        1999         1998
------------------------------------------------------------------------------------
Balance, beginning of year                         $ 4,099      $ 3,602      $2,810
Net income                                           1,103        1,047         902
Dividends to parent                                    860          550         110
------------------------------------------------------------------------------------
Balance, end of year                               $ 4,342      $ 4,099      $3,602
====================================================================================

STATEMENTS OF ACCUMULATED OTHER CHANGES
IN EQUITY FROM NON-OWNER SOURCES
------------------------------------------------------------------------------------
Balance, beginning of year                         $  (398)     $   598      $  535
Unrealized gains (losses), net of tax                  502         (996)         62
Foreign currency translation, net of tax                 0            0           1
------------------------------------------------------------------------------------
Balance, end of year                               $   104      $  (398)     $  598
====================================================================================

SUMMARY OF CHANGES IN EQUITY
FROM NON-OWNER SOURCES
------------------------------------------------------------------------------------
Net Income                                         $ 1,103      $ 1,047      $  902
Other changes in equity from non-owner sources         502         (996)         63
------------------------------------------------------------------------------------
Total changes in equity from non-owner sources     $ 1,605      $    51      $  965
====================================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                 ($ in millions)



FOR THE YEAR ENDED DECEMBER 31,                               2000          1999          1998
-------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Premiums collected                                       $  1,986      $  1,715      $  1,763
   Net investment income received                              2,489         2,365         2,021
   Other revenues received                                       865           537           419
   Benefits and claims paid                                   (1,193)       (1,094)       (1,127)
   Interest credited to contractholders                       (1,046)         (958)         (918)
   Operating expenses paid                                      (970)       (1,013)         (751)
   Income taxes paid                                            (490)         (393)         (506)
   Trading account investments purchases, net                   (143)          (80)          (38)
   Other                                                        (258)         (104)           12
-------------------------------------------------------------------------------------------------
      Net Cash Provided by Operating Activities                1,240           975           875
-------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from maturities of investments
      Fixed maturities                                         4,257         4,103         2,608
      Mortgage loans                                             380           662           722
   Proceeds from sales of investments
      Fixed maturities                                        10,840        12,562        13,390
      Equity securities                                          397           100           212
      Real estate held for sale                                  244           219            53
   Purchases of investments
      Fixed maturities                                       (17,836)      (18,129)      (18,072)
      Equity securities                                           (7)         (309)         (194)
      Mortgage loans                                            (264)         (470)         (457)
   Policy loans, net                                               9           599            15
   Short-term securities (purchases) sales, net                 (810)          316          (495)
   Other investments purchases, net                             (461)         (413)         (550)
   Securities transactions in course of settlement, net          944          (463)          192
-------------------------------------------------------------------------------------------------
   Net Cash Used in Investing Activities                      (2,307)       (1,223)       (2,576)
-------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Contractholder fund deposits                                6,022         5,764         4,383
   Contractholder fund withdrawals                            (4,030)       (4,946)       (2,565)
   Dividends to parent company                                  (860)         (550)         (110)
-------------------------------------------------------------------------------------------------
      Net Cash Provided by Financing Activities                1,132           268         1,708
-------------------------------------------------------------------------------------------------
Net increase in cash                                              65            20             7
Cash at December 31, previous year                                85            65            58
-------------------------------------------------------------------------------------------------
Cash at December 31, current year                           $    150      $     85      $     65
=================================================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Significant accounting policies used in the preparation of the accompanying financial statements follow.

   BASIS OF PRESENTATION

   The Travelers Insurance Company (TIC, together with its subsidiaries, the Company), is a wholly owned subsidiary of The Travelers Insurance Group Inc.
   (TIGI), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), a diversified holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance entities of the Company are TIC and its subsidiaries, The Travelers Life and Annuity Company (TLAC), Primerica Life Insurance Company (Primerica Life), and its subsidiaries, Primerica Life Insurance Company of Canada, CitiLife Financial Limited (CitiLife) and National Benefit Life Insurance Company (NBL). Significant intercompany transactions and balances have been eliminated.

   The financial statements and accompanying footnotes of the Company are prepared in conformity with generally accepted accounting principles in the United States of America (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

   Certain prior year amounts have been reclassified to conform to the 2000 presentation.

   ACCOUNTING CHANGES

   ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND
   EXTINGUISHMENTS OF LIABILITIES

   In September 2000, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125" (FAS 140). Provisions of FAS 140 primarily relating to transfers of financial assets and securitizations that differ from provisions of FAS 125 are effective for transfers taking place after March 31, 2001. Special purpose entities (SPEs) used in securitizations that are currently qualifying SPEs under FAS 125 will continue to be treated as qualifying SPEs so long as they issue no new beneficial interests and accept no new asset transfers after March 31, 2001, other than transfers committed to prior to that date. Under FAS 140 qualifying SPEs are not consolidated by the transferor. It is not expected that there will be a significant effect on the Company's results of operations, financial condition or liquidity relating to a change in consolidation status for existing qualifying SPEs under FAS 140. FAS 140 also amends the accounting for collateral and requires new disclosures for collateral, securitizations, and retained interests in securitizations. These provisions are effective for financial statements for fiscal years ending after December 15, 2000. The accounting for collateral, as amended, requires
   (a) certain assets pledged as collateral to be separately reported in the consolidated balance sheet from assets not so encumbered and (b) disclosure of assets pledged as collateral that have not been reclassified and separately reported. The change in accounting for collateral did not have a significant effect on the Company's results of operations, financial condition or liquidity. See Note 4.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   ACCOUNTING FOR THE COSTS OF COMPUTER SOFTWARE DEVELOPED OR OBTAINED FOR INTERNAL USE

   During the third quarter of 1998, the Company adopted the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants' (AcSEC) Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" (SOP 98-1). SOP 98-1 provides guidance on accounting for the costs of computer software developed or obtained for internal use and for determining when specific costs should be capitalized or expensed. The adoption of SOP 98-1 did not have a material impact on the Company's financial condition, results of operations or liquidity.

   ACCOUNTING POLICIES

   INVESTMENTS
   Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely accepted securities data provider.

   Equity securities, which include common and non-redeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

   Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 2000 and 1999.

   Real estate held for sale is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 2000 and 1999.

   Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

   Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates market.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Trading securities and related liabilities are normally held for periods less than six months. These investments are marked to market with the change recognized in net investment income during the current period.

   Other invested assets include partnership investments and real estate joint ventures accounted for on the equity method of accounting. Undistributed income is reported in net investment income. Also included in other invested assets is an investment in Citigroup Preferred Stock. See Note 14.

   Accrual of income is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

   DERIVATIVE FINANCIAL INSTRUMENTS

   The Company uses derivative financial instruments, including financial futures contracts, options, forward contracts, interest rate swaps, currency swaps and equity swaps, as a means of hedging exposure to interest rate, equity price and foreign currency risk. Hedge accounting is generally used to account for derivatives. To qualify for hedge accounting the changes in value of the derivative must be expected to substantially offset the changes in value of the hedged item. Hedges are monitored to ensure that there is a high correlation between the derivative instruments and the hedged investment. Derivatives that do not qualify for hedge accounting are marked to market with changes in market value reflected in the consolidated statement of income.

   Gains and losses arising from financial futures contracts are used to adjust the basis of hedged investments and are recognized in net investment income over the life of the investment.

   Payments to be received or made under interest rate swaps are accrued and recognized in net investment income. Swaps hedging investments are carried at fair value with unrealized gains and losses, net of taxes, charged or credited directly to shareholder's equity. Interest rate, currency options and currency swaps hedging liabilities are off-balance sheet.

   Gains and losses arising from equity index options are marked to market with changes in market value reflected in realized investment gains (losses).

   Forward contracts, interest rate options and equity swaps were not significant at December 31, 2000 and 1999. Information concerning derivative financial instruments is included in Note 12.

   INVESTMENT GAINS AND LOSSES

   Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   DEFERRED ACQUISITION COSTS

   Costs of acquiring individual life insurance and annuities, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance, including term insurance, are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. For life insurance, a 15 to 20-year amortization period is used; for long-term care insurance, a 10 to 20-year period is used, and a seven to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

   VALUE OF INSURANCE IN FORCE

   The value of insurance in force is an asset that was recorded at the time of acquisition of the Company by Citigroup's predecessor. It represents the actuarially determined present value of anticipated profits to be realized from life insurance, annuities and health contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance and guaranteed renewable health policies are amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force, which is included in other assets, is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. The carrying value at December 31, 2000 and 1999 was $170 million and $215 million, respectively.

   SEPARATE AND VARIABLE ACCOUNTS

   Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at market value. Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at market value. Amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

   GOODWILL

   Goodwill, which is included in other assets, represents the cost of acquired businesses in excess of net assets and is being amortized on a straight-line basis principally over a 40-year period. The carrying amount of $294 million and $404 million at December 31, 2000 and 1999, respectively, is regularly reviewed for indication of impairment in value that in the view of management would be other than temporary. If it is determined that goodwill is unlikely to be recovered, impairment is recognized on a discounted cash flow basis.

   CONTRACTHOLDER FUNDS

   Contractholder funds represent receipts from the issuance of universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts. Contractholder fund balances are increased by

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.5% to 10.0%.

   FUTURE POLICY BENEFITS

   Future policy benefits represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuities have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 2.5% to 8.1%, including adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Appropriate recognition has been given to experience rating and reinsurance.

   OTHER LIABILITIES

   Included in Other Liabilities is the Company's estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company's share of premium written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2000 and 1999, the Company had a liability of $22.5 million and $21.9 million, respectively, for guaranty fund assessments and a related premium tax offset recoverable of $3.4 million and $4.7 million, respectively. The assessments are expected to be paid over a period of three to five years and the premium tax offsets are expected to be realized over a period of 10 to 15 years.

   PERMITTED STATUTORY ACCOUNTING PRACTICES

   The Company's insurance subsidiaries, domiciled principally in Connecticut and Massachusetts, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners
   (NAIC) as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of presently permitted accounting practices on statutory surplus of the Company is not material.

   The NAIC recently completed a process intended to codify statutory accounting practices for certain insurance enterprises. As a result of this process, the NAIC will issue a revised statutory Accounting Practices and Procedures Manual - version effective January 1, 2001 (the revised Manual) that will be effective for years beginning January 1, 2001. The State of Connecticut will require that, effective January 1, 2001, insurance companies domiciled in Connecticut prepare their statutory basis financial statements in accordance with the revised Manual subject to any deviations prescribed or permitted by the Connecticut insurance commissioner. Massachusetts and other states have addressed compliance with the revised Manual in a similar manner. The Company has estimated that the impact of this change on statutory capital and surplus will not be significant.

   PREMIUMS

   Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods and for deferred profits on limited-payment policies that are being recognized in income over the policy term.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



   OTHER REVENUES

   Other revenues include management fees for variable annuity separate accounts; surrender, mortality and administrative charges and fees earned on investment, universal life and other insurance contracts; and revenues of non-insurance subsidiaries.

   CURRENT AND FUTURE INSURANCE BENEFITS

   Current and future insurance benefits represent charges for mortality and morbidity related to fixed annuities, universal life, term life and health insurance benefits.

   INTEREST CREDITED TO CONTRACTHOLDERS

   Interest credited to contractholders represents amounts earned by universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts in accordance with contract provisions.

   FEDERAL INCOME TAXES

   The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

   STOCK-BASED COMPENSATION

   The Company accounts for the stock-based compensation plans using the accounting method prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," (APB 25) and has included in the notes to consolidated financial statements the pro forma disclosures required by Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (FAS 123). See note 14. The Company accounts for its stock-based non-employee compensation plans at fair value.

   FUTURE APPLICATION OF ACCOUNTING STANDARDS

   In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS
   133). In June 1999, the FASB issued Statement of Financial Standards No. 137, "Deferral of the Effective Date of FASB Statement No. 133" (FAS 137), which allows entities that have not yet adopted FAS 133 to defer its effective date to all fiscal quarters of all fiscal years beginning after June 15, 2000. In June 2000, the FASB issued Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement No. 133," which amends the accounting and reporting standards of FAS 133. FAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the consolidated balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a recognized asset or liability or of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



   changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation. Upon initial application of FAS 133, hedging relationships must be designated anew and documented pursuant to the provisions of this statement. The Company adopted the deferral provisions of FAS 137, effective January 1, 2000. The Company will adopt FAS 133, as amended, as of January 1, 2001.

   The Company has determined that the cumulative effect of FAS 133, as amended, will not be significant. The Company does, however, anticipate a significant and continuing increase in the complexity of the accounting and the recordkeeping requirements for hedging activities and for insurance-related contracts and may make changes to its risk management strategies. The Company does not expect that FAS 133, as amended, will have a significant impact on its results of operations, financial condition or liquidity in future periods.


2. BUSINESS DISPOSITION

   Effective July 1, 2000, the Company sold 90% of its individual long-term care insurance business to General Electric Capital Assurance Company and its subsidiary in the form of indemnity reinsurance arrangements. The proceeds were $410 million, resulting in a deferred gain of approximately $150 million after-tax. The deferred gain will be amortized in relation to anticipated premiums. Earned premiums were $138 million, $230 million and $200 million in 2000, 1999 and 1998, respectively.

3. OPERATING SEGMENTS

   The Company has two reportable business segments that are separately managed due to differences in products, services, marketing strategy and resource management. The business of each segment is maintained and reported through separate legal entities within the Company. The management groups of each segment report separately to the common ultimate parent, Citigroup Inc.

   The TRAVELERS LIFE & ANNUITY business segment consolidates primarily the business of TIC and TLAC. Travelers Life & Annuity core offerings include individual annuity, group annuity, individual life and corporate owned life insurance (COLI) insurance products distributed by TIC and TLAC under the Travelers name. Among the range of individual products offered are fixed and variable deferred annuities, payout annuities and term, universal and variable life insurance. The COLI product is a variable universal life product distributed through independent specialty brokers. The group products include institutional pensions, including guaranteed investment contracts, payout annuities, group annuities to employer-sponsored retirement and savings plans and structured finance transactions.

   The PRIMERICA LIFE INSURANCE business segment consolidates primarily the business of Primerica Life, Primerica Life Insurance Company of Canada, CitiLife and NBL. The Primerica Life Insurance business segment offers individual life products, primarily term insurance, to customers through a nationwide sales force of approximately 87,000 full and part-time licensed Personal Financial Analysts.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 1), except that management also includes receipts on long-duration contracts (universal life-type and investment contracts) as deposits along with premiums in measuring business volume. The amount of investments in equity method investees and total expenditures for additions to long-lived assets other than financial instruments, long-term customer relationships of a financial institution, mortgage and other servicing rights, and deferred tax assets, were not material.

   BUSINESS SEGMENT INFORMATION:

   ----------------------------------------------------------------------------------------------------------
                                                            TRAVELERS LIFE      PRIMERICA LIFE
    2000 ($ in millions)                                      & ANNUITY            INSURANCE           TOTAL
   ----------------------------------------------------------------------------------------------------------
    Business Volume:
       Premiums                                                $   860              $1,106          $ 1,966
       Deposits                                                 11,536                  --           11,536
                                                               -------              ------          -------
    Total business volume                                      $12,396              $1,106          $13,502
    Net investment income                                        2,450                 280            2,730
    Interest credited to contractholders                         1,038                  --            1,038
    Amortization of deferred acquisition costs                     166                 181              347
    Total expenditures for deferred acquisition costs              376                 272              648
    Federal income taxes on Operating Income                       381                 197              578
    Operating Income (excludes realized gains or
        losses and the related FIT)                            $   777              $  376          $ 1,153
    Segment Assets                                             $62,771              $7,522          $70,293
   ----------------------------------------------------------------------------------------------------------


    ---------------------------------------------------------------------------------------------------------
                                                            TRAVELERS LIFE     PRIMERICA LIFE
    1999 ($ in millions)                                      & ANNUITY          INSURANCE            TOTAL
    ---------------------------------------------------------------------------------------------------------
    Business Volume:
       Premiums                                                $   656             $1,072             $ 1,728
       Deposits                                                 10,639                 --              10,639
                                                               -------             ------             -------
    Total business volume                                      $11,295             $1,072             $12,367
    Net investment income                                        2,249                257               2,506
    Interest credited to contractholders                           937                 --                 937
    Amortization of deferred acquisition costs                     127                188                 315
    Total expenditures for deferred acquisition costs              430                256                 686
    Federal income taxes on Operating Income                       319                186                 505
    Operating Income (excludes realized gains or
       losses and the related FIT)                             $   619             $  355             $   974
    Segment Assets                                             $56,615             $6,916             $63,531
    ---------------------------------------------------------------------------------------------------------

                    THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   -----------------------------------------------------------------------------------------------------
                                                           TRAVELERS LIFE  PRIMERICA LIFE
   1998 ($ in millions)                                       & ANNUITY       INSURANCE          TOTAL
   -----------------------------------------------------------------------------------------------------
    Business Volume:
       Premiums                                                $   670          $1,057          $ 1,727
       Deposits                                                  7,437              --            7,437
                                                               -------          ------          -------
    Total business volume                                      $ 8,107          $1,057          $ 9,164
    Net investment income                                        1,965             220            2,185
    Interest credited to contractholders                           876              --              876
    Amortization of deferred acquisition costs                      88             187              275
    Total expenditures for deferred acquisition costs              319             247              566
    Federal income taxes on Operating Income                       260             170              430
    Operating Income (excludes realized gains or
       losses and the related FIT)                             $   493          $  312          $   805
    Segment Assets                                             $49,646          $6,902          $56,548
   -----------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


    -------------------------------------------------------------------------------------------
    BUSINESS SEGMENT RECONCILIATION:
    ($ in millions)
    -------------------------------------------------------------------------------------------

    REVENUES                                            2000            1999             1998
    -------------------------------------------------------------------------------------------
    Total business volume                             $ 13,502        $ 12,367        $  9,164
    Net investment income                                2,730           2,506           2,185
    Realized investment gains (losses)                     (77)            113             149
    Other revenues, including fee income                   635             521             440
    Elimination of deposits                            (11,536)        (10,639)         (7,437)
    -------------------------------------------------------------------------------------------
        Total revenues                                $  5,254        $  4,868        $  4,501
    ===========================================================================================

    OPERATING INCOME                                    2000            1999             1998
    -------------------------------------------------------------------------------------------
    Total operating income of business segments       $  1,153        $    974        $    805
    Realized investment gains (losses), net of tax         (50)             73              97
    -------------------------------------------------------------------------------------------
        Income from continuing operations             $  1,103        $  1,047        $    902
    ===========================================================================================

    ASSETS                                              2000            1999             1998
    -------------------------------------------------------------------------------------------
    Total assets of business segments                 $ 70,293        $ 63,531        $ 56,548
    ===========================================================================================

    BUSINESS VOLUME AND REVENUES                          2000            1999            1998
    -------------------------------------------------------------------------------------------
    Individual Annuities                              $  7,101        $  5,816        $  4,326
    Group Annuities                                      6,563           6,572           4,942
    Individual Life and Health Insurance                 2,445           2,424           2,257
    Other (a)                                              681             695             413
    Elimination of deposits                            (11,536)        (10,639)         (7,437)
    -------------------------------------------------------------------------------------------
        Total Revenue                                 $  5,254        $  4,868        $  4,501
    ===========================================================================================

   (a) Other represents revenue attributable to unallocated capital and run-off businesses.


   The Company's revenue was derived almost entirely from U.S. domestic business. Revenue attributable to foreign countries was insignificant.

   The Company had no transactions with a single customer representing 10% or more of its revenue.

                  THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


4. INVESTMENTS

   FIXED MATURITIES

   The amortized cost and fair value of investments in fixed maturities were as follows:

      -----------------------------------------------------------------------------------------------------------
                                                                          GROSS          GROSS
      DECEMBER 31, 2000                                  AMORTIZED      UNREALIZED     UNREALIZED        FAIR
      ($ in millions)                                       COST           GAINS         LOSSES         VALUE
      -----------------------------------------------------------------------------------------------------------
      AVAILABLE FOR SALE:
         Mortgage-backed securities -
         CMOs and pass-through securities                 $ 5,492          $169          $ 34          $ 5,627
         U.S. Treasury securities and obligations
         of U.S. Government and government
         agencies and authorities                           1,141            71             5            1,207
         Obligations of states, municipalities
         and political subdivisions                           168            14             1              181
         Debt securities issued by foreign
         governments                                          761            18            14              765
         All other corporate bonds                         14,575           269           253           14,591
         Other debt securities                              4,217            87            59            4,245
         Redeemable preferred stock                           201            14            19              196
      -----------------------------------------------------------------------------------------------------------
            Total Available For Sale                      $26,555          $642          $385          $26,812
      -----------------------------------------------------------------------------------------------------------

                                                                             GROSS        GROSS
      DECEMBER 31, 1999                                    AMORTIZED      UNREALIZED    UNREALIZED        FAIR
      ($ in millions)                                        COST            GAINS        LOSSES          VALUE
      -----------------------------------------------------------------------------------------------------------
      AVAILABLE FOR SALE:
         Mortgage-backed securities -
         CMOs and pass-through securities                   $ 5,081          $ 22          $224          $ 4,879
         U.S. Treasury securities and obligations
         of U.S. Government and government
         agencies and authorities                             1,032            14            53              993
         Obligations of states, municipalities and
         political subdivisions                                 214            --            31              183
         Debt securities issued by foreign
         governments                                            811            35            10              836
         All other corporate bonds                           13,938            69           384           13,623
         Other debt securities                                3,319            30            99            3,250
         Redeemable preferred stock                             105             4             7              102
      -----------------------------------------------------------------------------------------------------------
            Total Available For Sale                        $24,500          $174          $808          $23,866
      -----------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Proceeds from sales of fixed maturities classified as available for sale were $10.8 billion, $12.6 billion and $13.4 billion in 2000, 1999 and 1998, respectively. Gross gains of $213 million, $200 million and $314 million and gross losses of $432 million, $223 million and $203 million in 2000, 1999 and 1998, respectively, were realized on those sales.

   Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote are not available amounted to $4.8 billion at December 31, 2000 and 1999.

   The amortized cost and fair value of fixed maturities at December 31, 2000, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

      --------------------------------------------------------------------------
                                                    AMORTIZED
      ($ in millions)                                  COST          FAIR VALUE
      --------------------------------------------------------------------------
      MATURITY:
         Due in one year or less                     $ 1,556          $ 1,545
         Due after 1 year through 5 years              7,789            7,839
         Due after 5 years through 10 years            5,606            5,640
         Due after 10 years                            6,112            6,161
                                                     ------------------------
                                                      21,063           21,185
                                                     ------------------------
         Mortgage-backed securities                    5,492            5,627
      --------------------------------------------------------------------------
            Total Maturity                           $26,555          $26,812
      --------------------------------------------------------------------------


   The Company makes investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class (PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

   At December 31, 2000 and 1999, the Company held CMOs classified as available for sale with a fair value of $4.4 billion and $3.8 billion, respectively. Approximately 49% and 52%, respectively, of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 2000 and 1999. In addition, the Company held $1.1 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2000 and 1999. Virtually all of these securities are rated AAA.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and reinvests it in a short-term investment pool. See Note 14. The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the collateral held, representing its obligation to return the collateral related to these loaned securities, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2000 and 1999, the Company held collateral of $1.5 billion and $561.1 million, respectively.

   EQUITY SECURITIES

   The cost and fair values of investments in equity securities were as follows:

      ------------------------------------------------------------------------------------------
                                                              GROSS          GROSS
      EQUITY SECURITIES:                                    UNREALIZED     UNREALIZED     FAIR
      ($ in millions)                             COST         GAINS         LOSSES       VALUE
      ------------------------------------------------------------------------------------------
      DECEMBER 31, 2000
         Common stocks                            $139          $ 11          $25          $125
         Non-redeemable preferred stocks           492             7           32           467
      ------------------------------------------------------------------------------------------
            Total Equity Securities               $631          $ 18          $57          $592
      ------------------------------------------------------------------------------------------

      DECEMBER 31, 1999
         Common stocks                            $195          $123          $ 4          $314
         Non-redeemable preferred stocks           496            15           41           470
      ------------------------------------------------------------------------------------------
            Total Equity Securities               $691          $138          $45          $784
      ------------------------------------------------------------------------------------------

   Proceeds from sales of equity securities were $397 million, $100 million and $212 million in 2000, 1999 and 1998, respectively. Gross gains of $107 million, $15 million and $30 million and gross losses of $16 million, $8 million and $24 million in 2000, 1999 and 1998, respectively, were realized on those sales.

   MORTGAGE LOANS AND REAL ESTATE HELD FOR SALE

   At December 31, 2000 and 1999, the Company's mortgage loan and real estate held for sale portfolios consisted of the following:

      --------------------------------------------------------------------------------------
      ($ in millions)                                                 2000            1999
      --------------------------------------------------------------------------------------
      Current Mortgage Loans                                         $2,144          $2,228
      Underperforming Mortgage Loans                                     43              57
                                                                     ----------------------
         Total Mortgage Loans                                         2,187           2,285
                                                                     ----------------------

      Real Estate Held For Sale - Foreclosed                             18             223
      Real Estate Held For Sale - Investment                             13              13
      --------------------------------------------------------------------------------------
         Total Real Estate                                               31             236
      --------------------------------------------------------------------------------------
         Total Mortgage Loans and Real Estate Held for Sale          $2,218          $2,521
      ======================================================================================

   Underperforming mortgage loans include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)
   Aggregate annual maturities on mortgage loans at December 31, 2000 are as follows:

      ---------------------------------------------
      YEAR ENDING DECEMBER 31,
      ($ in millions)
      ---------------------------------------------
      Past Maturity                         $   32
      2001                                     259
      2002                                     152
      2003                                     172
      2004                                     167
      2005                                     124
      Thereafter                             1,281
      ---------------------------------------------
         Total                              $2,187
      ---------------------------------------------

   TRADING SECURITIES

   Trading securities of the Company are held in Tribeca Investments LLC. See
   Note 12.

      -------------------------------------------------------------------------
      ($ in millions)                                     2000           1999
      -------------------------------------------------------------------------
      TRADING SECURITIES OWNED

      Convertible bond arbitrage                         $1,474          $1,045
      Merger arbitrage                                      309             421
      Other                                                  87             212
      -------------------------------------------------------------------------
         Total                                           $1,870          $1,678
      -------------------------------------------------------------------------

      TRADING SECURITIES SOLD NOT YET PURCHASED

      Convertible bond arbitrage                         $  845          $  799
      Merger arbitrage                                      205             299
      Other                                                  59              --
      -------------------------------------------------------------------------
         Total                                           $1,109          $1,098
      -------------------------------------------------------------------------

   The Company's trading portfolio investments and related liabilities are normally held for periods less than six months. Therefore, expected future cash flows for these assets and liabilities are expected to be realized in less than one year.

   OTHER INVESTED ASSETS
   Other invested assets are composed of the following:

      ------------------------------------------------------------------------
      ($ in millions)                                    2000           1999
      ------------------------------------------------------------------------
      Investment in Citigroup preferred stock          $  987          $  987
      Partnership investments                             807             592
      Real estate joint ventures                          535             502
      Other                                                27              17
      ------------------------------------------------------------------------
      Total                                            $2,356          $2,098
      ------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   CONCENTRATIONS

   At December 31, 2000 and 1999, the Company had an investment in Citigroup Preferred Stock of $987 million. See Note 14.

   The Company maintains a short-term investment pool for its insurance affiliates in which the Company also participates. See Note 14.

   The Company had concentrations of investments, primarily fixed maturities at fair value, in the following industries:

      --------------------------------------------------
      ($ in millions)                  2000      1999
      --------------------------------------------------
      Electric Utilities              $2,244    $1,653
      Banking                          2,078     1,906
      Finance                          1,836     1,571
      --------------------------------------------------

   The Company held investments in foreign banks in the amount of $1,082 million and $1,012 million at December 31, 2000 and 1999, respectively, which are included in the table above. Below investment grade assets included in the preceding table were not significant.

   Included in fixed maturities are below investment grade assets totaling $2.0 billion and $2.2 billion at December 31, 2000 and 1999, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade.

   Mortgage loan investments are relatively evenly dispersed throughout the United States, with no significant holdings in any one state. Also, there is no significant mortgage loan investment in a particular property type.

   The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

   NON-INCOME PRODUCING INVESTMENTS

   Investments included in the consolidated balance sheets that were non-income producing for the preceding 12 months were insignificant.

   RESTRUCTURED INVESTMENTS

   The Company had mortgage loans and debt securities that were restructured at below market terms at December 31, 2000 and 1999. The balances of the restructured investments were insignificant. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans was insignificant in 2000 and in 1999. Interest on these assets, included in net investment income, was also insignificant in 2000 and 1999.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

   NET INVESTMENT INCOME

      ---------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,             2000      1999       1998
      ($ in millions)
      ---------------------------------------------------------------------
      GROSS INVESTMENT INCOME
         Fixed maturities                      $2,061    $1,806     $1,598
         Mortgage loans                           223       235        295
         Trading                                  208       141         43
         Joint ventures and partnerships          150       141         74
         Other, including policy loans            237       287        240
      ---------------------------------------------------------------------
      Total Gross Investment Income             2,879     2,610      2,250
      ---------------------------------------------------------------------
      Investment expenses                         149       104         65
      ---------------------------------------------------------------------
      Net Investment Income                    $2,730    $2,506     $2,185
      ---------------------------------------------------------------------

   REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

   Net realized investment gains (losses) for the periods were as follows:

      ---------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,             2000      1999       1998
      ($ in millions)
      ---------------------------------------------------------------------
      REALIZED INVESTMENT GAINS (LOSSES)
         Fixed maturities                      $(219)       $(23)     $111
         Equity securities                        91           7         6
         Mortgage loans                           27          29        21
         Real estate held for sale                25         108        16
         Other                                    (1)         (8)       (5)
      ---------------------------------------------------------------------
                Total Realized Investment
                  Gains (Losses)               $ (77)       $113      $149
      ---------------------------------------------------------------------

   Changes in net unrealized investment gains (losses) that are reported as accumulated other changes in equity from non-owner sources or unrealized gains on Citigroup stock in shareholder's equity were as follows:

      ---------------------------------------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,                             2000             1999             1998
      ($ in millions)
      ---------------------------------------------------------------------------------------------------
      UNREALIZED INVESTMENT GAINS (LOSSES)
         Fixed maturities                                        $ 891           $(1,554)          $    91
         Equity securities                                        (132)               49                13
         Other                                                      14               (30)             (169)
      ---------------------------------------------------------------------------------------------------
            Total Unrealized Investment Gains (Losses)             773            (1,535)              (65)
      ---------------------------------------------------------------------------------------------------

         Related taxes                                             271              (539)              (20)
      ---------------------------------------------------------------------------------------------------
         Change in unrealized investment gains (losses)            502              (996)              (45)
         Transferred to paid in capital, net of tax                 --                --              (585)
         Balance beginning of year                                (398)              598             1,228
      ---------------------------------------------------------------------------------------------------
            Balance End of Year                                  $ 104           $  (398)          $   598
      ---------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   In 1998 Citigroup common stock owned by the Company was converted to Citigroup preferred stock. The balance of unrealized appreciation on the common stock was transferred to additional paid in capital.

   Included in Other in 1998 is the unrealized loss on Citigroup common stock of $167 million prior to the conversion to preferred stock.


5. REINSURANCE

   The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

   Since 1997 universal life business has been reinsured under an 80%/20% quota share reinsurance program and term life business has been reinsured under a 90%/10% quota share reinsurance program. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $2.5 million. Total in-force business ceded under reinsurance contracts is $252.5 billion and $222.5 billion at December 31, 2000 and 1999.

   The Company writes workers' compensation business through its Accident Department. This business is ceded 100% to an affiliate, The Travelers Indemnity Company.

   A summary of reinsurance financial data reflected within the consolidated statements of income and balance sheets is presented below ($ in millions):

      WRITTEN PREMIUMS                          2000      1999       1998
     ----------------------------------------------------------------------
      Direct                                   $2,634    $2,274     $2,310
      Assumed from:
         Non-affiliated companies                  --        --         --
      Ceded to:
         Affiliated companies                   (195)     (206)      (242)
         Non-affiliated companies               (465)     (322)      (317)
     ----------------------------------------------------------------------
      Total Net Written Premiums               $1,974    $1,746     $1,751
     ======================================================================

      EARNED PREMIUMS                           2000      1999       1998
     ----------------------------------------------------------------------
      Direct                                   $2,644    $2,248     $2,286
      Assumed from:
         Non-affiliated companies                  --        --         --
      Ceded to:
         Affiliated companies                   (216)     (193)      (251)
         Non-affiliated companies               (462)     (327)      (308)
     ----------------------------------------------------------------------
      Total Net Earned Premiums                $1,966    $1,728     $1,727
     ======================================================================

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Reinsurance recoverables at December 31, 2000 and 1999 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

      REINSURANCE RECOVERABLES                  2000      1999
     -----------------------------------------------------------
      Life and Accident and Health Business:
         Non-affiliated companies              $2,024    $1,221
      Property-Casualty Business:
         Affiliated companies                   1,953     2,013
     -----------------------------------------------------------
      Total Reinsurance Recoverables           $3,977    $3,234
     ===========================================================

   Reinsurance recoverables include $820 million from General Electric Capital Assurance Company at December 31, 2000, related to the July 1, 2000 indemnity reinsurance transaction. Reinsurance recoverables also include $539 million and $569 million, from The Metropolitan Life Insurance Company as of December 31, 2000 and 1999, respectively.

6. DEPOSIT FUNDS AND RESERVES

   At December 31, 2000 and 1999, the Company had $29.7 billion and $27.0 billion of life and annuity deposit funds and reserves, respectively. Of that total, $16.4 billion and $13.8 billion is not subject to discretionary withdrawal based on contract terms. The remaining $13.3 billion and $13.2 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amounts that are subject to discretionary withdrawal is $2.9 billion and $2.1 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $4.9 billion and $4.9 billion of life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 4.5% and 4.6%. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $5.5 billion and $6.2 billion of liabilities are surrenderable without charge. More than 10.5% and 12.7% of these relate to individual life products for 2000 and 1999, respectively. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.


7. COMMERCIAL PAPER AND LINES OF CREDIT

   TIC has issued commercial paper directly to investors in prior years. No commercial paper was outstanding at December 31, 2000 or December 31, 1999. TIC must maintain bank lines of credit at least equal to the amount of the outstanding commercial paper. Citigroup and TIC have an agreement with a syndicate of banks to provide $1.0 billion of revolving credit, to be allocated to Citigroup or TIC. TIC's participation in this agreement is limited to $250 million. The agreement consists of a five-year revolving credit facility that expires in June 2001. At December 31, 2000 and 1999, no credit under this agreement was allocated to TIC. Under this facility TIC is required to maintain certain minimum equity and risk-based capital levels. At December 31, 2000, the Company was in compliance with these provisions. If TIC had borrowings outstanding on this facility, the interest rate would be based upon LIBOR plus a contractually negotiated margin.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


8. FEDERAL INCOME TAXES

      EFFECTIVE TAX RATE

      ($ in millions)
      ----------------------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,             2000            1999            1998
      ----------------------------------------------------------------------------------
      Income Before Federal Income Taxes        $ 1,654         $ 1,592         $ 1,383
      Statutory Tax Rate                             35%             35%             35%
      ----------------------------------------------------------------------------------
      Expected Federal Income Taxes                 579             557             484
      Tax Effect of:
         Non-taxable investment income              (19)            (19)             (5)
         Other, net                                  (9)              7               2
      ----------------------------------------------------------------------------------
      Federal Income Taxes                      $   551         $   545         $   481
      ==================================================================================
      Effective Tax Rate                             33%             34%             35%
      ----------------------------------------------------------------------------------

      COMPOSITION OF FEDERAL INCOME TAXES
      Current:
         United States                          $   429         $   377         $   418
         Foreign                                     33              32              24
      ----------------------------------------------------------------------------------
         Total                                      462             409             442
      ----------------------------------------------------------------------------------
      Deferred:
         United States                               96             143              40
         Foreign                                     (7)             (7)             (1)
      ----------------------------------------------------------------------------------
         Total                                       89             136              39
      ----------------------------------------------------------------------------------
      Federal Income Taxes                      $   551         $   545         $   481
      ==================================================================================

   Additional tax benefits attributable to employee stock plans allocated directly to shareholder's equity for the years ended December 31, 2000, 1999 and 1998 were $24 million, $17 million and $17 million, respectively.

                  THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The net deferred tax liabilities at December 31, 2000 and 1999 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

      ------------------------------------------------------------------------------------------
      ($ in millions)                                                       2000          1999
      ------------------------------------------------------------------------------------------
      Deferred Tax Assets:
         Benefit, reinsurance and other reserves                          $   667        $ 645
         Operating lease reserves                                              66           70
         Investments, net                                                      --           11
         Other employee benefits                                              102          106
         Other                                                                139          142
      ------------------------------------------------------------------------------------------
            Total                                                             974          974
      ------------------------------------------------------------------------------------------

      Deferred Tax Liabilities:
         Deferred acquisition costs and value of insurance in force          (843)        (773)
         Investments, net                                                    (308)          --
         Other                                                               (107)        (124)
      ------------------------------------------------------------------------------------------
            Total                                                          (1,258)        (897)
      ------------------------------------------------------------------------------------------
      Net Deferred Tax (Liability) Asset Before Valuation Allowance          (284)          77
      Valuation Allowance for Deferred Tax Assets                               0         (100)
      ------------------------------------------------------------------------------------------
      Net Deferred Tax Liability After Valuation Allowance                $  (284)       $ (23)
      ------------------------------------------------------------------------------------------

   The Company and its life insurance subsidiaries file a consolidated federal income tax return. Federal income taxes are allocated to each member of the consolidated group on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability will be paid currently to the Company. Any credits for losses will be paid by the Company to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

   The elimination of the valuation allowance for deferred tax assets in 2000 resulted from an analysis of the availability of capital gains to offset capital losses. In management's opinion, there will be adequate capital gains to make realization of existing capital losses more likely than not. The reduction in the valuation allowance was recognized by reducing goodwill.

   At December 31, 2000, the Company had no ordinary or capital loss carryforwards.

   The policyholders surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $932 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not currently contemplated from this account. At current rates the maximum amount of such tax would be approximately $326 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


9. SHAREHOLDER'S EQUITY

   Shareholder's Equity and Dividend Availability

   The Company's statutory net income, which includes the statutory net income of all insurance subsidiaries, was $981 million, $890 million and $702 million for the years ended December 31, 2000, 1999 and 1998, respectively.

   The Company's statutory capital and surplus was $5.16 billion and $5.03 billion at December 31, 2000 and 1999, respectively.

   Effective January 1, 2001, the Company will prepare its statutory basis financial statements in accordance with the revised Manual subject to any deviations prescribed or permitted by its domicilary insurance commissioners (see Note 1, Summary of Significant Accounting Policies, Permitted Statutory Accounting Practices). The Company has estimated that the impact of this change on statutory capital and surplus will not be significant.

   The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. A maximum of $984 million is available by the end of the year 2001 for such dividends without prior approval of the Connecticut Insurance Department. In addition, under a revolving credit facility, the Company is required to maintain certain minimum equity and risk-based capital levels. The Company was in compliance with these covenants at December 31, 2000 and 1999. The Company paid dividends of $860 million, $550 million and $110 million in 2000, 1999 and 1998, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



9.   SHAREHOLDER'S EQUITY (CONTINUED)

Accumulated Other Changes in Equity from Non-Owner Sources, Net of Tax
--------------------------------------------------------------------------------

Changes in each component of Accumulated Other Changes in Equity from Non-Owner Sources were as follows:
--------------------------------------------------------------------------------

                                                              NET UNREALIZED       FOREIGN            ACCUMULATED OTHER
                                                              GAIN (LOSS) ON       CURRENCY           CHANGES IN EQUITY
                                                              INVESTMENT           TRANSLATION        FROM  NON-OWNER
($ in millions)                                               SECURITIES           ADJUSTMENTS        SOURCES
------------------------------------------------------------------------------------------------------------------------------------

BALANCE, JANUARY 1, 1998                                             $545                $(10)                  $535
Unrealized gains on investment securities,
     Net of tax of $85                                                159                   -                    159
Less: reclassification adjustment for gains
     Included in net income, net of tax of $52                         97                   -                     97
Foreign currency translation adjustment,
     Net of tax of $2                                                   -                   1                      1
------------------------------------------------------------------------------------------------------------------------------------
CURRENT PERIOD CHANGE                                                  62                   1                     63
------------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998                                            607                  (9)                   598
Unrealized losses on investment securities,
     Net of tax of $497                                              (923)                  -                   (923)
Less: reclassification adjustment for gains
     Included in net income, net of tax of $40                         73                   -                     73
------------------------------------------------------------------------------------------------------------------------------------
CURRENT PERIOD CHANGE                                                (996)                  -                    (996)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999                                           (389)                 (9)                   (398)
------------------------------------------------------------------------------------------------------------------------------------
Unrealized gain on investment securities,
     Net of tax of $297                                               551                   -                     551
Less: reclassification adjustment for losses
     Included in net income, net of tax of $(27)                      (50)                  -                     (50)
Foreign currency translation adjustment,
     Net of tax of $1                                                   -                   1                       1
------------------------------------------------------------------------------------------------------------------------------------
CURRENT PERIOD CHANGE                                                 501                   1                     502
------------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2000                                            112                  (8)                    104
------------------------------------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


10.  BENEFIT PLANS

     Pension and Other Postretirement Benefits
     -----------------------------------------

     The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by TIGI. The Company's share of net expense for the qualified pension and other postretirement benefit plans was not significant for 2000, 1999 and 1998.

     401(k) Savings Plan
     -------------------

     Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. The Company's expenses in connection with the 401(k) savings plan were not significant in 2000, 1999 and 1998.


11.  LEASES

     Most leasing functions for TIGI and its subsidiaries are administered by Travelers Property Casualty Corp. (TPC). Rent expense related to all leases is shared by the companies on a cost allocation method based generally on estimated usage by department. Net rent expense was $26 million, $30 million, and $24 million in 2000, 1999 and 1998, respectively.

--------------------------------------------------------------------------------
        YEAR ENDING DECEMBER 31,                              MINIMUM OPERATING
        ($ in millions)                                        RENTAL PAYMENTS
--------------------------------------------------------------------------------

        2001                                                       $49
        2002                                                        48
        2003                                                        47
        2004                                                        43
        2005                                                        41
        Thereafter                                                 283
--------------------------------------------------------------------------------
        Total Rental Payments                                     $511
--------------------------------------------------------------------------------


     Future sublease rental income of approximately $90 million will partially offset these commitments. Also, the Company will be reimbursed for 50% of the rental expense for a particular lease totaling $182 million, by an affiliate. Minimum future capital lease payments are not significant.

     The Company is reimbursed for use of furniture and equipment through cost sharing agreements by its affiliates.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


12.  DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

     Derivative Financial Instruments
     --------------------------------

     The Company uses derivative financial instruments, including financial futures, interest rate swaps, currency swaps, equity swaps, options and forward contracts as a means of hedging exposure to interest rate, equity price, and foreign currency risk on anticipated transactions or existing assets and liabilities. The Company, through Tribeca Investments LLC, a subsidiary that is a broker/dealer, holds and issues derivative instruments for trading purposes. All of these derivative financial instruments have off-balance sheet risk. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For interest rate swaps, currency swaps, equity swaps, options and forward contracts, credit risk is limited to the amount that it would cost the Company to replace the contracts. Financial futures contracts and purchased listed option contracts have little credit risk since organized exchanges are the counterparties. The Company as a writer of option contracts has no credit risk since the counterparty has no performance obligation after it has paid a cash premium.

     The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

     The Company uses exchange-traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts which offset asset price changes resulting from changes in market interest rates until an investment is purchased or a product is sold.

     Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company's involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

     At December 31, 2000 and 1999, the Company held financial futures contracts with notional amounts of $493 million and $255 million, respectively. These financial futures had no deferred gain or deferred loss in 2000, and a deferred gain of $1.8 million and a deferred loss of $.5 million in 1999. Total gains of $6.9 million from financial futures were deferred at December 31, 1999, relating to anticipated investment purchases and investment product sales, and are reported as other liabilities. There were no deferred amounts at December 31, 2000. At December 31, 2000 and 1999, the Company's futures contracts had no fair value because these contracts were marked to market and settled in cash daily.

     The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. The Company also enters

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     into basis swaps in which both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Swap agreements are not exchange-traded so they are subject to the risk of default by the counterparty.

     At December 31, 2000 and 1999, the Company held interest rate swap contracts with notional amounts of $1,904 million and $1,498 million, respectively. The fair value of these financial instruments was $8.4 million (gain position) and $21.2 million (loss position) at December 31, 2000 and was $25.1 million (gain position) and $26.3 million (loss position) at December 31, 1999. The fair values were determined using the discounted cash flow method.

     The Company enters into currency swaps in connection with other financial instruments to provide greater risk diversification and better match assets purchased in U.S. Dollars with corresponding funding agreements issued in foreign currencies. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, foreign currency for U.S. Dollars based upon interest amounts calculated by reference to an agreed notional principal amount. Generally, there is an exchange of foreign currency for U.S. Dollars at the outset of the contract based upon the prevailing foreign exchange rate. Swap agreements are not exchange-traded so they are subject to the risk of default by the counterparty.

     At December 31, 2000 and 1999, the Company held currency swap contracts with notional amounts of $974.0 million and $732.7 million, respectively. The fair value of these financial instruments was $1.0 million (gain position) and $144.3 million (loss position) at December 31, 2000, respectively, and $59.0 million (loss position) at December 31, 1999. The fair values were determined using the discounted cash flow method.

     At December 31, 2000 and 1999, the Company held interest rate, currency and equity swap contracts with affiliate counterparties with a notional amount of $168.7 million and $207.5 million, respectively, and a fair value of $8.3 million (gain position) and $22.6 million (loss position), respectively.

     The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor's 500 Index falls below agreed upon strike prices.

     At December 31, 2000 and 1999, the Company held equity options with notional amounts of $462.3 million and $275.4 million, respectively. The fair value of these financial instruments was $14.4 million (gain position) and $32.6 million (gain position) at December 31, 2000 and 1999, respectively. The fair value of these contracts represents the estimated replacement cost as quoted by independent third party brokers.

     The off-balance sheet risks of interest rate options, equity swaps and forward contracts were not significant at December 31, 2000 and 1999.

     The off-balance sheet risk of derivative instruments held for trading purposes was not significant at December 31, 2000 and 1999.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Financial Instruments with Off-Balance Sheet Risk
     -------------------------------------------------
     In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships. The off-balance sheet risk of these financial instruments was not significant at December 31, 2000 and 1999. The Company had unfunded commitments to partnerships with a value of $491.2 million and $459.8 million at December 31, 2000 and 1999, respectively.

     Fair Value of Certain Financial Instruments
     -------------------------------------------
     The Company uses various financial instruments in the normal course of its business. Certain insurance contracts are excluded by Statement of Financial Accounting Standards No. 107, "Disclosure about Fair Value of Financial Instruments", and therefore are not included in the amounts discussed.

     At December 31, 2000 and 1999, investments in fixed maturities had a carrying value and a fair value of $26.8 billion and $23.9 billion, respectively. See Notes 1 and 4.

     At December 31, 2000, mortgage loans had a carrying value of $2.2 billion and a fair value of $2.2 billion and in 1999 had a carrying value of $2.3 billion and a fair value of $2.3 billion. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

     Citigroup Preferred Stock, included in other invested assets, had a carrying value and fair value of $987 million at December 31, 2000 and 1999.

     At December 31, 2000, contractholder funds with defined maturities had a carrying value of $6.8 billion and a fair value of $6.7 billion, compared with a carrying value and a fair value of $5.0 billion and $4.7 billion at December 31, 1999. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $10.1 billion and a fair value of $9.9 billion at December 31, 2000, compared with a carrying value of $10.1 billion and a fair value of $9.9 billion at December 31, 1999. These contracts generally are valued at surrender value.

     The carrying values of $588 million and $228 million of financial instruments classified as other assets approximated their fair values at December 31, 2000 and 1999, respectively. The carrying values of $2.4 billion and $1.4 billion of financial instruments classified as other liabilities also approximated their fair values at December 31, 2000 and 1999, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

     The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $376 million at December 31, 2000, compared with a carrying value and a fair value of $251 million at December 31, 1999. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $376 million at December 31, 2000, compared with a carrying value and a fair value of $251 million at December 31, 1999.

     The carrying values of cash, trading securities and trading securities sold not yet purchased are carried at fair value. The carrying values of short-term securities and investment income accrued approximated their fair values.

     The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


13.  COMMITMENTS AND CONTINGENCIES

     Financial Instruments with Off-Balance Sheet Risk
     -------------------------------------------------
     See Note 12 for a discussion of financial instruments with off-balance sheet risk.

     Litigation
     ----------

     In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000 defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

     The Company is also a defendant or co-defendant in various other litigation matters in the normal course of business. Although there can be no assurances, as of December 31, 2000, the Company believes, based on information currently available, that the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.


14.  RELATED PARTY TRANSACTIONS

     The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI are handled by two companies. The Company handles banking functions for the life and annuity operations of Travelers Life & Annuity and some of its non-insurance affiliates. The Travelers Indemnity Company handles banking functions for the property-casualty operations, including most of its property-casualty insurance and non-insurance affiliates. Settlements between companies are made at least monthly. The Company provides various employee benefits coverages to employees of certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment advisory and management services, data processing services and claims processing services are shared with affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

     The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2000 and 1999, the pool totaled approximately $4.4 billion and $2.6 billion, respectively. The Company's share of the pool amounted to $1.8 billion and $1.0 billion at December 31, 2000 and 1999, respectively, and is included in short-term securities in the consolidated balance sheet.

     The Company markets deferred annuity products and life and health insurance through its affiliate, Salomon Smith Barney (SSB). Premiums and deposits related to these products were $1.9 billion, $1.4 billion, and $1.3 billion in 2000, 1999 and 1998, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     The Company also markets individual annuity and life and health insurance through CitiStreet Retirement Services, LLC (formerly The Copeland Companies) a division of CitiStreet a joint venture between Citigroup and State Street Bank. Deposits received from CitiStreet Retirement Services, LLC were $1.8 billion, $1.6 billion and $1.3 billion in 2000, 1999 and 1998, respectively.

     During 1998, the Company began distributing individual annuity products through an affiliate Citibank, NA, (Citibank). Deposits received from Citibank were $392 million in 2000 and were insignificant in 1999 and 1998.

     At December 31, 2000 and 1999 the Company had outstanding loaned securities to SSB for $234.1 million and $123.0 million, respectively.

     Included in other invested assets is a $987 million investment in Citigroup preferred stock at December 31, 2000 and 1999, carried at cost. Dividends received on this investment were $32 million in 2000 and $32 million in 1999.

     The Company sells structured settlement annuities to the insurance subsidiaries of TPC in connection with the settlement of certain policyholder obligations. Such premiums and deposits were $191 million, $156 million, and $104 million for 2000, 1999 and 1998, respectively. Reserves and contractholder funds related to these annuities amounted to $811 million and $798 million in 2000 and 1999, respectively.

     In the ordinary course of business, the Company purchases and sells securities through affiliated broker-dealers. These transactions are conducted on an arm's length basis.

     Primerica Life has entered into a General Agency Agreement with Primerica Financial Services, Inc. (Primerica), that provides that Primerica will be Primerica Life's general agent for marketing all insurance of Primerica Life. In consideration of such services, Primerica Life agreed to pay Primerica marketing fees of no less than $10 million based upon U.S. gross direct premiums received by Primerica Life. In each of 2000, 1999, and 1998 the fees paid by Primerica Life were $12.5 million.

     In 1998 Primerica became a distributor of products for Travelers Life & Annuity. Primerica sold $1.03 billion, $903 million and $256 million of individual annuities in 2000, 1999 and 1998, respectively.

     The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and key employees. To further encourage employee stock ownership, during 1997 Citigroup introduced the WealthBuilder stock option program. Under this program, all employees meeting certain requirements have been granted Citigroup stock options. During 2000, Citigroup introduced the Citigroup 2000 Stock Purchase Plan, which allowed eligible employees of Citigroup including the Company's employees to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. Enrolled employees are permitted to make one purchase prior to the expiration date.

     The Company also participates in the Citigroup Capital Accumulation Plan. Participating officers and other key employees receive a restricted stock award in the form of Citigroup common stock. These restricted stock awards generally vest after a three-year period and, except under limited circumstances, the stock can not be sold or transferred during the restriction period by the participant, who is required to render service to the Company during the restricted period.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Unearned compensation expense associated with the Citigroup restricted common stock grants, which represents the market value of Citigroup's common stock at the date of grant is included with other assets in the Consolidated Balance Sheet and is recognized as a charge to income ratably over the vesting period. The Company's charge to income was insignificant during 2000, 1999 and 1998.

     The Company applies Accounting Principles Board Opinion No. 25 (APB 25) and related interpretations in accounting for stock options. Since stock options under the Citigroup plans are issued at fair market value on the date of award, no compensation cost has been recognized for these awards. FAS 123 provides an alternative to APB 25 whereby fair values may be ascribed to options using a valuation model and amortized to compensation cost over the vesting period of the options.

     Had the Company applied FAS 123 in accounting for Citigroup stock options, net income would have been the pro forma amounts indicated below:

------------------------------------------------------------------------------------------------------------------------------------
       YEAR ENDED DECEMBER 31,                                    2000             1999             1998
       ($ in millions)
------------------------------------------------------------------------------------------------------------------------------------

       Net income, as reported                                    $1,103           $1,047           $902
       FAS 123 pro forma adjustments, after tax                      (19)             (16)           (13)
------------------------------------------------------------------------------------------------------------------------------------
       Net income, pro forma                                      $1,084           $1,031           $889
------------------------------------------------------------------------------------------------------------------------------------

       The assumptions used in applying FAS 123 to account for Citigroup stock options were as follows:

------------------------------------------------------------------------------------------------------------------------------------
       YEAR ENDED DECEMBER 31,                                    2000             1999             1998
------------------------------------------------------------------------------------------------------------------------------------
       Expected volatility of Citigroup Stock                        41.5%        44.1%              37.1%
       Risk-free interest rate                                       6.23%        5.29%              5.83%
------------------------------------------------------------------------------------------------------------------------------------
       Expected annual dividend per Citigroup share                 $0.78        $0.47               $0.32
------------------------------------------------------------------------------------------------------------------------------------
       Expected annual forfeiture rate                                  5%           5%                  5%
------------------------------------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


15.  RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES

     The following table reconciles net income to net cash provided by operating activities:

------------------------------------------------------------------------------------------------------------------------------------
        FOR THE YEAR ENDED DECEMBER 31,                                              2000            1999           1998
        ($ in millions)
------------------------------------------------------------------------------------------------------------------------------------

        Net Income From Continuing Operations                                      $1,103         $1,047           $902
             Adjustments to reconcile net income to net cash provided by operating activities:
                 Realized (gains) losses                                               77          (113)           (149)
                 Deferred federal income taxes                                         89           136              39
                 Amortization of deferred policy acquisition costs                    347           315             275
                 Additions to deferred policy acquisition costs                      (648)         (686)           (566)
                 Investment income                                                   (384)         (221)           (202)
                 Premium balances                                                      20           (13)             36
                 Insurance reserves and accrued expenses                              559           411             335
                 Other                                                                 77            99             205
------------------------------------------------------------------------------------------------------------------------------------
                 Net cash provided by operations                                   $1,240          $975            $875
------------------------------------------------------------------------------------------------------------------------------------

16.  NON-CASH INVESTING AND FINANCING ACTIVITIES

     Significant non-cash investing and financing activities include the acquisition of real estate through foreclosures of mortgage loans amounting to $205 million in 1999 and the conversion of Citigroup common stock into Citigroup preferred stock valued at $987 million in 1998.

                       STATEMENT OF ADDITIONAL INFORMATION

                         FUND ABD FOR VARIABLE ANNUITIES
                           (ACCESS AND ACCESS SELECT)

                      Individual Variable Annuity Contract
                                    issued by


                         The Travelers Insurance Company
                                One Tower Square
                           Hartford, Connecticut 06183


L-21194S                                                               May 2001

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a) The financial statements of the Registrant and the Report of Independent Auditors thereto are contained in the Registrant's Annual Report and are included in the Statement of Additional Information. The financial statements of the Registrant include:

           Statement of Assets and Liabilities as of December 31, 2000 Statement of Operations for the year ended December 31, 2000 Statement of Changes in Net Assets for the years ended
           December 31, 2000 and 1999
           Statement of Investments as of December 31, 2000
              Notes to Financial Statements

      The consolidated financial statements of The Travelers Insurance Company and subsidiaries and the report of Independent Accountants, are contained in the Statement of Additional Information. The consolidated financial statements of The Travelers Insurance Company and subsidiaries include:

           Consolidated Statements of Income for the years ended December 31, 2000, 1999 and 1998
           Consolidated Balance Sheets as of December 31, 2000 and 1999 Consolidated Statements of Changes in Retained Earnings and Accumulated Other Changes in Equity from Non-Owner Sources for the years ended December 31, 2000, 1999 and 1998
           Consolidated Statements of Cash Flows for the years ended December 31, 2000, 1999 and 1998
           Notes to Consolidated Financial Statements

(b)      Exhibits

1. Resolution of The Travelers Insurance Company Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on Form N-4, filed December 22, 1995.)

2.       Exempt.

3(a). Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Insurance Company and Travelers Distribution LLC (Incorporated herein by reference to Exhibit 3(a) to Post Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-58783 filed February 26, 2001.)

3(b). Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 4 the Registration Statement on Form N-4, File No. 333-27689 filed April 6, 2001.)

4. Form of Variable Annuity Contract(s). (Incorporated herein by reference to Exhibit 4 to the Registration Statement on Form N-4, filed June 17, 1996.)

5.       None.

6(a). Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 3(a)(i) to Registration Statement on Form S-2, File No. 33-58677, filed via Edgar on April 18, 1995.)

6(b). By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b)(i) to the Registration Statement on Form S-2, File No. 33-58677, filed via Edgar on April 18, 1995.)

7.       None.

8. Participation Agreements. (Incorporated herein by reference to Exhibit 8 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-96521 filed May 24, 2000.)

9. Opinion of Counsel as to the legality of securities being registered. (Incorporated herein by reference to Exhibit 9 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 33-65343, filed April 28, 1997.)

10.      Consent of KPMG LLP, Independent Certified Public Accountants.

13. Schedule for computation of each performance quotation - Standardized (Incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-23311, filed July 3, 1997.)

         Schedule for computation of each performance quotation -
         Non-Standardized. (Incorporated herein by reference to Exhibit 13 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 33-65343, filed April 28, 1997.)

15. Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for George C. Kokulis, Katherine M. Sullivan and Glenn D. Lammey. (Incorporated herein by reference to Exhibit 15(b) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, File No. 33-65343, filed April 17, 2000.)

         Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Glenn D. Lammey and Marla Berman Lewitus. (Incorporated herein by reference to Exhibit 15(b) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 33-65343, filed February 26, 2001.)

         Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for William R. Hogan filed herewith.


Item 25. Directors and Officers of the Depositor

Name and Principal                                 Positions and Offices
Business Address                                   with Insurance Company
----------------                                   ----------------------
George C. Kokulis*                                 Director, President and Chief Executive Officer

Glenn D. Lammey*                                   Director, Executive Vice President, Chief Financial
                                                      Officer, Chief Accounting Officer and Controller

Mary Jean Thornton*                                Executive Vice President and Chief Information Officer

Stuart Baritz***                                   Senior Vice President

William H. Heyman**                                Senior Vice President

William R. Hogan*                                  Director, Senior Vice President

Marla Berman Lewitus*                              Director, Senior Vice President and General Counsel

Brendan Lynch*                                     Senior Vice President

Warren H. May*                                     Senior Vice President

Kathleen Preston*                                  Senior Vice President

Robert J. Price**                                  Senior Vice President

David A. Tyson*                                    Senior Vice President

F. Denney Voss**                                   Senior Vice President

David A. Golino*                                   Vice President

Donald R. Munson, Jr.*                             Vice President

Tim W. Still*                                      Vice President

Anthony Cocolla*                                   Second Vice President

Linn K. Richardson*                                Second Vice President and Actuary

Paul Weissman*                                     Second Vice President and Actuary

Ernest J. Wright*                                  Vice President and Secretary

Kathleen A. McGah*                                 Assistant Secretary and
                                                     Deputy General Counsel

Principal Business Address:

*      The Travelers Insurance Company                               **    Citigroup Inc.
       One Tower Square                                                    399 Park Avenue
       Hartford, CT  06183                                                 New York, N.Y. 10048

***    Travelers Portfolio Group
       1345 Avenue of the Americas
       New York, NY 10105

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

         Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No.4 to the Registration Statement on Form N-4, File No. 333-27689, filed April 6, 2001.

Item 27.  Number of Contract Owners

As of February 28, 2001, 1,410 contract owners held qualified and non-qualified contracts offered by the Registrant.

Item 28.  Indemnification

Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter

(a)      Travelers Distribution LLC
         One Tower Square
         Hartford, CT 06183

Travelers Distribution LLC also serves as principal underwriter and distributor for the following funds:

The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Fund UL for Variable Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers Fund UL III for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable

Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities, Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable Annuity Separate Account.

(b) The information required by this Item 29 with respect to each director and officer of Travelers Distribution LLC is incorporated by reference to Schedule A of Form BD filed by Travelers Distribution LLC pursuant to the Securities and Exchange Act of 1934 (File No. 8-50244).

(c)       Not Applicable

Item 30.  Location of Accounts and Records

          The Travelers Insurance Company
          One Tower Square
          Hartford, Connecticut  06183

Item 31.  Management Services

Not applicable.


Item 32.  Undertakings

The undersigned Registrant hereby undertakes:

(a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.


The Company hereby represents:

(a) That the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, and State of Connecticut, on this 17th day of April, 2001.

                  THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                                  (Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                                   (Depositor)


                                  By:*GLENN D. LAMMEY
                                     ------------------------------------
                                      Glenn D. Lammey, Chief Financial Officer,
                                      Chief Accounting Officer and Controller


As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 17th day of April 2001.

*GEORGE C. KOKULIS                        Director, President and Chief Executive Officer
----------------------                    (Principal Executive Officer)
  (George C. Kokulis)


*GLENN D. LAMMEY                          Director, Chief Financial Officer,
----------------------                    Chief Accounting Officer and Controller
  (Glenn D. Lammey)                       (Principal Financial Officer)


*MARLA BERMAN LEWITUS                     Director
----------------------
  (Marla Berman Lewitus)


*WILLIAM R. HOGAN                         Director
----------------------
  (William R. Hogan)


*By:    /s/Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit
No.          Description                                                                         Method of Filing
-------      -----------                                                                         ----------------
10.        Consent of KPMG LLP, Independent Certified                                             Electronically
           Public Accountants.

15.        Powers of Attorney authorizing Ernest J. Wright or                                     Electronically
           Kathleen A. McGah as signatory for William R. Hogan.